UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04149

Franklin Tax-Free Trust

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906

(Address of principal executive offices)    (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: (650) 312-2000

Date of fiscal year end: 2/28

Date of reporting period: 08/31/18

Item 1.	Reports to Stockholders.

Semiannual Report and Shareholder Letter
August 31, 2018

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Franklin Templeton Investments

Why choose Franklin Templeton Investments?

Successful investing begins with ambition. And achievement only comes when you reach for it. That’s why we continually strive to deliver better outcomes for investors. No matter what your goals are, our deep, global investment expertise allows us to offer solutions that can help.

During our more than 70 years of experience, we’ve managed through all kinds of markets—up, down and those in between. We’re always preparing for what may come next. It’s because of this, combined with our strength as one of the world’s largest asset managers that we’ve earned the trust of millions of investors around the world.

Dear Shareholder:

The six months ended August 31, 2018, benefited from mostly upbeat economic data as the U.S. job market continued to improve and the unemployment rate declined. Accordingly, the U.S. Federal Reserve (Fed), under new chairman Jerome Powell, increased its federal funds rate by 0.25% at its March and June 2018 meetings, which raised the rate from 1.50% at the start of the period to 2.00% by period-end. In its June and August meetings, the Fed cited growing business investment and household spending as further evidence of strong economic growth. The Fed also stated that inflation remained near 2.00% and that longer-term inflation expectations had changed little.

During the six-month period, the municipal bond market posted modest performance similar to other U.S. fixed income classes, with generally higher returns for longer-term and lower-rated municipal bonds. Factors contributing to this positive investment environment for municipals included relatively low inflation, stagnant wage growth and international political concerns. Against the backdrop of rising interest rates, municipal bonds performed relatively well compared to other fixed income sectors, as supply and demand patterns remained favorable overall.

Franklin Tax-Free Trust’s semiannual report includes more detail about municipal bond market conditions and a discussion from the portfolio managers. In addition, on our website, franklintempleton.com, you can find updated commentary by our municipal bond experts. Municipal bonds can provide tax-free income and diversification from equities. Despite periods of volatility, municipal bonds historically have had a solid long-term record of performance, driven mostly by their compounding income component. Please remember all securities markets fluctuate, as do mutual fund share prices.

As always, we recommend investors consult their financial advisors to help them make the best decisions for the long term. In a constantly changing market environment, we remain committed to our disciplined strategy as we manage the Funds, keeping in mind the trust you have placed in us. We appreciate your confidence in us and encourage you to contact us when

 Not FDIC Insured | May Lose  Value | No Bank Guarantee

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you have questions about your Franklin Templeton tax-free investment.

Sincerely,

Rupert H. Johnson, Jr.

Chairman

Franklin Tax-Free Trust

Sheila Amoroso

Rafael R. Costas Jr.

Senior Vice Presidents and Co-Directors

Franklin Municipal Bond Department

This letter reflects our analysis and opinions as of August 31, 2018, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, state, industry, security or fund. Statements of fact are from sources considered reliable.

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Semiannual Report

Municipal Bond Market Overview

The municipal bond market outperformed the U.S. Treasury and corporate bond markets, but underperformed U.S. equity markets, during the six-month period ended August 31, 2018. Investment-grade municipal bonds, as measured by the Bloomberg Barclays Municipal Bond Index, generated a +1.75% total return for the period, while U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, recorded a +1.39% total return and investment-grade corporate bonds, as measured by the Bloomberg Barclays U.S. Corporate Bond Index, returned +0.59%.1 U.S. stocks, as represented by the Standard & Poor’s® 500 Index, outperformed the fixed income markets with a +7.96% total return for the reporting period.1 Following a volatile March, U.S. stocks posted positive monthly total returns in each of the final five months of the reporting period.

Investors continued to favor risky assets through most of the period. Municipal bonds with longer maturities generally performed better than bonds with shorter maturities, and high yield tax-exempt bonds outperformed their investment-grade counterparts. In fact, both high-yield corporate bonds and high-yield municipal bonds outperformed their investment-grade counterparts, reflecting the risk-on sentiment that prevailed across all asset classes during the period. The Bloomberg Barclays U.S. Corporate High Yield index returned +2.26%, a number that was eclipsed by the Bloomberg Barclays High Yield Municipal Bond Index, which returned +5.78%.1 The strong demand for higher-yielding municipal securities is reflective of the healthy underlying economic activity and growth, as measured by gross domestic product (GDP).

Municipal issuance during the reporting period totaled $185 billion, approximately a 13% decline from total issuance in the preceding six-month period (ended February 28, 2018).2 May had the greatest volume of gross issuance during the period, with $35 billion in new issue transactions clearing the market. Overall, primary market activity picked up in April through August after a relatively quiet first quarter.

The technical environment remained supportive for municipal bonds during the period. After accounting for redemptions (bonds that matured or were called out of the market),

year-to-date net issuance stands at -$41 billion through August 31, 2018.3 According to the Investment Company Institute, municipal bond funds reported net inflows in five of the six months during the period, with April as the lone month of net outflows. In aggregate, investors placed approximately $6.8 billion into municipal bond funds during the reporting period.4 The combination of net negative supply and continued demand contributed positively to performance over the period.

The U.S. Federal Reserve (Fed) raised its target range for the federal funds rate 0.25% at both its March and June 2018 meetings. The target range stood at 1.75%–2.00% at period-end. The Fed also increased the discount rate 0.25% at both the March and June 2018 meetings, to finish the period at 2.50%. In total, the Fed raised the target range three times in 2017 (March, June and December), as well as twice thus far in 2018.

The Fed continued to cite a strengthening economic outlook and strong labor market conditions supporting its monetary policy decisions. Although the Federal Open Market Committee voted to not raise rates in its August meeting, the Committee noted in its August press release that “the labor market has continued to strengthen and that economic activity has been rising at a strong rate.” To that end, the U.S. Bureau of Labor Statistics reported that nonfarm payrolls increased by an estimated 201,000 in August, surpassing estimates and holding the nation’s unemployment rate at 3.9%. Furthermore, in its second estimate of second-quarter GDP released in August, the U.S. Bureau of Economic Analysis stated that U.S. economic activity expanded at a faster rate than indicated in its advanced estimate released in July.

Several developments affected Puerto Rico bonds over the reporting period. Please visit franklintempleton.com/investor/products/fund-resources/puerto-rico for the latest Puerto Rico updates from Franklin Templeton.

At period-end, we maintained our positive view of the municipal bond market. We believe municipal bonds continue to be an attractive asset class among fixed income securities,

1. Source: Morningstar. Treasuries, if held to maturity, offer a fixed rate of return and a fixed principal value; their interest payments and principal are guaranteed.

2. Source: The Bond Buyer, Thomson Reuters.

3. Source: Barclays Municipal Credit Research.

4. Source: Investment Company Institute.

See www.franklintempletondatasources.com for additional data provider information.

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and we intend to follow our solid discipline of investing to maximize income, while seeking value in the municipal bond market.

The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Investment Strategy and Manager’s Discussion

Investment Strategy

We use a consistent, disciplined strategy with the objective of maximizing tax-free income and capital preservation by focusing on credit selection. We seek to maintain exposure to higher coupon securities, while balancing risk and return within each Fund’s range of allowable investments. We do not purchase high yield securities in our investment-grade funds, however if a security is downgraded we are not required to sell it. Our security selection process includes purchasing securities that we believe are undervalued in the market and which have met our credit selection criteria. We do not use leverage or derivatives, which could add volatility and contribute to underperformance in adverse markets.

Manager’s Discussion

Due to the positive sloping municipal yield curve, we found value in higher quality securities in the 15–30 year maturity range, which allowed us to achieve our objective of maximizing income for our investors. Typically, in declining rate environments, our turnover declines as we maintain exposure to securities that are producing income that exceeds their replacement value in the market. However, when rates rise, our turnover increases as opportunities to purchase securities that have the potential to increase income in the portfolios become available. We believe our consistent, disciplined strategy can help our investors achieve high, tax-free income over the long term.

We invite you to read your Fund report for more detailed performance and portfolio information. Thank you for your participation in Franklin Tax-Free Trust. We look forward to serving your future investment needs

The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Franklin Alabama Tax-Free Income Fund

This semiannual report for Franklin Alabama Tax-Free Income Fund covers the period ended August 31, 2018.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and Alabama personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Credit Quality Composition*

8/31/18

Ratings	% of Total Investments
AAA	6.57%
AA	75.60%
A	2.21%
BBB	4.27%
Refunded	11.35%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $10.88 on February 28, 2018, to $10.83 on August 31, 2018. The Fund’s Class A shares paid dividends totaling 16.84 cents per share for the same period.2 The Performance Summary beginning on page 8 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 2.91% based on an annualization of August’s 2.74 cent per share monthly dividend and the maximum offering price of $11.31 on August 31, 2018. An investor in the 2018 maximum combined effective federal and Alabama personal income tax bracket of 45.80% (including

Dividend Distributions*

3/1/18–8/31/18

	Dividend per Share (cents)
Month	Class A	Class C	Class R6	Advisor Class
March	2.89	2.38	2.99	2.98
April	2.79	2.28	2.89	2.88
May	2.84	2.33	2.94	2.93
June	2.84	2.33	2.95	2.93
July	2.74	2.23	2.85	2.83
August	2.74	2.23	2.85	2.83
Total	16.84	13.78	17.47	17.38

*The distribution amount is the sum of all estimated tax-basis net investment income distributions for the period shown. A portion or all of the distribution may be reclassified as return of capital or short-term or long-term capital gains once final tax designations are known. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

3.80% Medicare tax) would need to earn a distribution rate of 5.37% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For other performance data, please see the Performance Summary. Dividend distributions were affected by low interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

State Update

Alabama’s economy grew but lagged the nation during the period under review. Business sentiment in the state improved and remained generally positive, with firms in many industries expecting growth in capital expenditures, hiring, sales and profits. The state’s housing market improved, as home prices and sales increased. The state’s unemployment rate increased

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. The distribution amount is the sum of all estimated tax-basis net investment income distributions for the period shown. A portion or all of the distribution may be reclassified as return of capital or short-term or long-term capital gains once final tax designations are known. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 61.

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from 3.7% in February 2018 to 4.1% at period-end, which was higher than the 3.9% national average.3

Alabama has two major operating funds: the Education Trust Fund (ETF), the main funding source for education programs; and the general fund, the primary funding source for Medicaid and other non-education government programs. During the first 10 months of fiscal year (FY) 2018, which ends on September 30, 2018, tax collections contributing to the state’s revenue were up compared with the same prior-year period. The rise was mainly attributed to increased sales taxes, use taxes and individual income taxes. The general fund budget for FY 2019, passed in March 2018, was modestly higher compared to the prior year’s budget. Highlights included cost-of-living raises for state employees and spending increases for Medicaid, mental health programs and department of corrections compared to FY 2017. The state’s approved ETF budget for FY 2019 was the largest since FY 2008, and modestly larger than the previous year’s spending plan. The enacted budget featured increased spending on prekindergarten, K-12 and higher education, and pay raises for K-12 and community college education employees.

Alabama’s net tax-supported debt was 2.3% of personal income and $898 per capita compared with the 2.3% and $987 national medians, respectively.4 Independent credit rating agency Standard & Poor’s (S&P) affirmed its AA rating with a stable outlook on Alabama’s general obligation debt.5 The rating reflected S&P’s view of the state’s predominantly steady economy with prime industries and expanding diversification. S&P’s rating also took into account Alabama’s constitutional requirement to cut expenses when revenue declines, dedicated revenue for capital projects and debt service, and recent replenishment of reserves. Some challenges cited by S&P were the state’s restrictive tax structure that limits revenue, Alabama’s lower economic performance relative to the nation, and its below-average pension obligation funding. The stable outlook reflected S&P’s view that Alabama’s broad-based and consistent economic growth should maintain strong credit support, and S&P’s expectation that the state would maintain budgetary structural balance.

Manager’s Discussion

We used various investment strategies during the six months under review as we sought to maximize tax-free income for

Portfolio Composition

8/31/18

% of Total Investments*
Utilities	32.17%
Refunded**	15.86%
Higher Education	14.42%
Tax-Supported	14.28%
General Obligation	11.74%
Hospital & Health Care	7.16%
Corporate-Backed	2.98%
Transportation	1.39%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Composition.

shareholders. Please read the Investment Strategy and Manager’s Discussion on page 5 for more information.

Thank you for your continued participation in Franklin Alabama Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, States - US: Medians - State debt continues slow growth trend, 4/24/18.

5. This does not indicate S&P’s rating of the Fund.

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Performance Summary as of August 31, 2018

The performance tables do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 8/31/18

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 4.25% and the minimum is 0%. Class A: 4.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[1]	Average Annual Total Return[2]

A
6-Month	+1.09%	-3.18%
1-Year	+0.14%	-4.15%
5-Year	+19.19%	+2.68%
10-Year	+43.23%	+3.21%

Advisor[3]
6-Month	+1.14%	+1.14%
1-Year	+0.24%	+0.24%
5-Year	+19.42%	+3.61%
10-Year	+43.51%	+3.68%

Share Class	Distribution Rate[4]	Taxable Equivalent Distribution Rate[5]	30-Day Standardized Yield[6]	Taxable Equivalent 30-Day Standardized Yield[5]
A	2.91%	5.37%	1.89%	3.49%
Advisor	3.14%	5.79%	2.08%	3.84%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 9 for Performance Summary footnotes.

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P E R F O R M A N C E   S U M M A R Y

Net Asset Value

Share Class (Symbol)	8/31/18	2/28/18	Change
A (FRALX)	$10.83	$10.88	-$0.05
C (FALEX)	$10.98	$11.02	-$0.04
R6 (FALRX)	$10.83	$10.88	-$0.05
Advisor (FALZX)	$10.83	$10.88	-$0.05

Distributions (3/1/18–8/31/18)

Share Class	Net Investment Income
A	$0.1684
C	$0.1378
R6	$0.1747
Advisor	$0.1738

Total Annual Operating Expenses7

Share Class
A	0.74%
Advisor	0.64%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Effective 9/15/16, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 9/15/16, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 9/15/16, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 9/15/16 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +0.62% and +0.32%.

4. Distribution rate is based on an annualization of the respective class’s August dividend and the maximum offering price (NAV for Advisor Class) per share on 8/31/18.

5. Taxable equivalent distribution rate and yield assume the published rates as of 6/18/18 for the maximum combined effective federal and Alabama personal income tax rate of 45.80%, based on the federal income tax rate of 37.00% plus 3.80% Medicare tax.

6. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

7. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value	Ending Account Value 8/31/18	Expenses Paid During Period[1,2]	Ending Account Value 8/31/18	Expenses Paid During Period 3/1/18–8/31/18[1,2]	Net Annualized Expense Ratio[2]

A	$1,000	$1,010.90	$3.80	$1,021.42	$3.82	0.75%
C	$1,000	$1,008.90	$6.58	$1,018.65	$6.61	1.30%
R6	$1,000	$1,010.60	$3.14	$1,022.08	$3.16	0.62%
Advisor	$1,000	$1,011.40	$3.30	$1,021.93	$3.31	0.65%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements, for Class R6.

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Franklin Florida Tax-Free Income Fund

We are pleased to bring you Franklin Florida Tax-Free Income Fund’s semiannual report for the period ended August 31, 2018.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal income taxes and any Florida personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Credit Quality Composition*

8/31/18

Ratings	% of Total Investments
AAA	8.24%
AA	26.38%
A	36.99%
BBB	5.29%
Below Investment Grade	3.43%
Refunded	19.34%
Not Rated	0.33%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, increased from $10.47 on February 28, 2018, to $10.48 on August 31, 2018. The Fund’s Class A shares paid dividends totaling 19.26 cents per share for the same period.2 The Performance Summary beginning on page 14 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.52% based on an annualization of

Dividend Distributions*

3/1/18–8/31/18

	Dividend per Share (cents)

Month	Class A	Class C	Class R6	Advisor Class
March	3.21	2.71	3.30	3.29
April	3.21	2.71	3.30	3.29
May	3.21	2.71	3.30	3.29
June	3.21	2.72	3.31	3.29
July	3.21	2.72	3.31	3.29
August	3.21	2.72	3.31	3.29
Total	19.26	16.29	19.83	19.74

*The distribution amount is the sum of all estimated tax-basis net investment income distributions for the period shown. A portion or all of the distribution may be reclassified as return of capital or short-term or long-term capital gains once final tax designations are known. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

August’s 3.21 cent per share monthly dividend and the maximum offering price of $10.95 on August 31, 2018. An investor in the 2018 maximum federal income tax bracket of 37.00% (plus 3.80% Medicare tax) would need to earn a distribution rate of 5.95% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For other performance data, please see the Performance Summary.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

State Update

During the six months under review, Florida’s economy and job growth continued to outperform the nation’s, helped by healthy population growth and positive net migration Florida’s job growth was largely supported by construction, professional and business services, and leisure and hospitality. The state’s unemployment rate declined from 3.9% in February 2018 to 3.7% at period-end, which was lower than the 3.9% national

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. The distribution amount is the sum of all estimated tax-basis net investment income distributions for the period shown. A portion or all of the distribution may be reclassified as return of capital or short-term or long-term capital gains once final tax designations are known. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 67.

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average.3 The state’s growing economy, favorable climate and increased housing affordability attracted new residents and foreign buyers, which pressured Florida’s housing market by tightening supply levels and increasing prices. However, the state’s foreclosure rate remained higher than the national rate.

Florida’s net general revenue collections in fiscal year (FY) 2018 (ended June 30) increased compared with FY 2017, primarily reflecting higher sales tax and corporate income tax collections, which remained the state’s largest revenue sources. Despite positive general revenue trends, Florida is estimated to end FY 2018 with lower general fund and budget stabilization fund balances, when compared to FY 2017. In March 2018, the governor signed the FY 2019 budget into law. The enacted budget was larger than the previous year’s and was based on increased revenue collections. Other features included reduced sales tax on commercial rent; increased corporate tax credits, sales tax exemptions and holidays; and augmented spending for transportation, economic development, health care and human services and education. Near period-end, Florida’s economists kept their revenue projections for FY 2019 relatively unchanged.

The strategy employed by the state to pay down debt and slow the pace of issuance led to positive results. Florida’s net tax-supported debt was 2.0% of personal income and $889 per capita, comparable with the 2.3% and $987 national medians, respectively.4 Independent credit rating agency Standard & Poor’s (S&P) maintained its AAA rating with a stable outlook for Florida’s general obligation debt, reflecting its assessment of the state’s continued strong employment and population growth, revenue growth, structurally balanced budgeting, strong reserve levels, relatively well-funded pensions and moderate debt burden.5 The stable outlook reflected S&P’s expectation that Florida would maintain strong budget balances. Some potential risks that S&P believes could return Florida to structural budgetary imbalance include a major economic downturn or withdrawal of federal aid. S&P also believes that economic damage or increased debt resulting from catastrophic hurricanes could pressure the state’s credit rating.

Manager’s Discussion

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager’s Discussion on page 5 for more information.

Portfolio Composition

8/31/18

% of Total Investments*
Refunded**	22.63%
Hospital & Health Care	22.09%
Transportation	20.85%
Utilities	16.56%
General Obligation	7.14%
Tax-Supported	4.06%
Higher Education	2.94%
Other Revenue	1.63%
Subject to Government Appropriations	1.15%
Housing	0.95%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Composition.

Puerto Rico and its municipal issuers continue to experience significant financial difficulties. We continue to monitor the developments as they pursue resolutions. The Fund holds a very small portion of its assets in Puerto Rico bonds, which increased in price over the reporting period.

Thank you for your continued participation in Franklin Florida Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, States - US: Medians - State debt continues slow growth trend, 4/24/18.

5. This does not indicate S&P’s rating of the Fund.

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The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Performance Summary as of August 31, 2018

The performance tables do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 8/31/18

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 4.25% and the minimum is 0%. Class A: 4.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

	Cumulative	Average Annual
Share Class	Total Return[1]	Total Return[2]

A
6-Month	+1.95%	-2.34%
1-Year	+0.59%	-3.69%
5-Year	+19.78%	+2.79%
10-Year	+40.32%	+3.00%

Advisor[3]
6-Month	+2.00%	+2.00%
1-Year	+0.68%	+0.68%
5-Year	+20.22%	+3.75%
10-Year	+40.83%	+3.48%

Share Class	Distribution Rate[4]	Taxable Equivalent Distribution Rate[5]	30-Day Standardized Yield[6]	Taxable Equivalent 30-Day Standardized Yield[5]
A	3.52%	5.95%	1.79%	3.02%
Advisor	3.76%	6.35%	1.97%	3.33%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 15 for Performance Summary footnotes.

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P E R F O R M A N C E   S U M M A R Y

Net Asset Value

Share Class (Symbol)	8/31/18	2/28/18	Change
A (FRFLX)	$10.48	$10.47	+$0.01
C (FRFIX)	$10.71	$10.69	+$0.02
R6 (FRFQX)	$10.50	$10.49	+$0.01
Advisor (FFTZX)	$10.50	$10.49	+$0.01

Distributions (3/1/18–8/31/18)

Net Investment
Share Class	Income
A	$0.1926
C	$0.1629
R6	$0.1983
Advisor	$0.1974

Total Annual Operating Expenses7

Share Class
A	0.67%
Advisor	0.57%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund holds a very small portion of its assets in Puerto Rico municipal bonds that have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Effective 9/15/16, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 9/15/16, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 9/15/16, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 9/15/16 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +0.89% and +0.45%.

4. Distribution rate is based on an annualization of the respective class’s August dividend and the maximum offering price (NAV for Advisor Class) per share on 8/31/18.

5. Taxable equivalent distribution rate and yield assume the 2018 maximum federal income tax rate of 37.00% plus 3.80% Medicare tax.

6. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

7. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value	Ending Account Value 8/31/18	Expenses Paid During Period[1,2]	Ending Account Value 8/31/18	Expenses Paid During Period 3/1/18–8/31/18[1,2]	Net Annualized Expense Ratio[2]

A	$1,000	$1,019.50	$3.46	$1,021.78	$3.47	0.68%
C	$1,000	$1,017.20	$6.25	$1,019.00	$6.26	1.23%
R6	$1,000	$1,020.00	$2.80	$1,022.43	$2.80	0.55%
Advisor	$1,000	$1,020.00	$2.95	$1,022.28	$2.96	0.58%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements, for Class R6.

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Franklin Georgia Tax-Free Income Fund

This semiannual report for Franklin Georgia Tax-Free Income Fund covers the period ended August 31, 2018.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and Georgia personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Credit Quality Composition*

8/31/18

% of Total
Ratings	Investments
AAA	7.18%
AA	61.44%
A	15.20%
BBB	1.26%
Below Investment Grade	0.69%
Refunded	13.65%
Not Rated	0.58%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $11.65 on February 28, 2018, to $11.62 on August 31, 2018. The Fund’s Class A shares paid dividends totaling 19.17 cents per share for the same period.2 The Performance Summary beginning on page 19 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.18% based on an annualization of August’s 3.22 cent per share monthly dividend and the

Dividend Distributions*

3/1/18–8/31/18

	Dividend per Share (cents)
				Advisor
Month	Class A	Class C	Class R6	Class
March	3.17	2.62	3.28	3.26
April	3.17	2.62	3.28	3.26
May	3.17	2.62	3.28	3.26
June	3.22	2.68	3.34	3.31
July	3.22	2.68	3.34	3.31
August	3.22	2.68	3.34	3.31
Total	19.17	15.90	19.86	19.71

*The distribution amount is the sum of all estimated tax-basis net investment income distributions for the period shown. A portion or all of the distribution may be reclassified as return of capital or short-term or long-term capital gains once final tax designations are known. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

maximum offering price of $12.14 on August 31, 2018. An investor in the 2018 maximum combined effective federal and Georgia personal income tax bracket of 46.80% (including 3.80% Medicare tax) would need to earn a distribution rate of 5.98% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For other performance data, please see the Performance Summary.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

State Update

During the six months under review, Georgia’s well-diversified and broad-based economy outpaced the nation. The Atlanta metropolitan area is the engine of the state’s economic performance, and has recently experienced one of the largest population increases in the U.S. State per-capita income is lower than the nation’s, but recent economic growth is closing the gap. Georgia’s low cost of living, strong transportation

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. The distribution amount is the sum of all estimated tax-basis net investment income distributions for the period shown. A portion or all of the distribution may be reclassified as return of capital or short-term or long-term capital gains once final tax designations are known. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 75.

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network, solid population growth, and favorable weather and business costs have attracted business investment and job creation. Ongoing job growth has bolstered income tax and sales tax receipts that account for the majority of general fund revenue. Georgia’s unemployment rate declined from 4.4% in February 2018 to 3.8% at period-end, which was lower than the nation’s 3.9% unemployment rate.3

In March, the governor signed an amended fiscal year 2018 budget, which assumed increased net revenue collections compared with fiscal year 2017. The amended budget, although reflecting few changes to what was enacted, did provide additional funding to local governments, public education, and economic development efforts. The budget adopted for the 2019 fiscal year, which began on July 1, 2018, assumes net revenue growth over the 2018 amended budget, including expected tax growth. Budget priorities included eliminating remaining austerity adjustments, providing additional funds for the Quality Basic Education (QBE) program to fund enrollment growth and teacher training, and fully funding the QBE funding formula. Additional funds were added for contributions to the Teachers’ Retirement System and for Medicaid services, although Georgia is not a Medicaid expansion state.

Georgia’s overall debt burden remained moderate. The state’s net tax-supported debt was 2.4% of personal income and $986 per capita, compared with the 2.3% and $987 national medians.4 Independent credit rating agency Standard & Poor’s (S&P) affirmed Georgia’s general obligation AAA debt rating with a stable outlook.5 In S&P’s view the rating reflected Georgia’s well-diversified and broad-based economic growth that outpaces the nation, strong financial monitoring and oversight including a history of budget adjustments (usually through spending cuts) when needed to restore fiscal balance, continued growth in the state’s revenue shortfall reserve, a moderate debt position coupled with rapid amortization, and proactive management of long-term liabilities through full funding of state pension contributions and creation of reserves for other post-employment benefits. The state’s stable outlook is due to active management of its budget and revenue forecast coupled with Georgia’s willingness to adjust to unforeseen economic events.

Manager’s Discussion

We used various investment strategies during the six months under review as we sought to maximize tax-free income for

Portfolio Composition

8/31/18

% of Total Investments*
Utilities	19.16%
Hospital & Health Care	17.85%
General Obligation	15.12%
Refunded**	14.13%
Subject to Government Appropriations	12.20%
Higher Education	7.63%
Tax-Supported	6.20%
Transportation	5.54%
Housing	2.17%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Composition.

shareholders. Please read the Investment Strategy and Manager’s Discussion on page 5 for more information.

Puerto Rico and its municipal issuers continue to experience significant financial difficulties. We continue to monitor the developments as they pursue resolutions. The Fund holds a very small portion of its assets in Puerto Rico bonds, which increased in price over the reporting period.

Thank you for your continued participation in Franklin Georgia Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, States - US: Medians - State debt continues slow growth trend, 4/24/18.

5. This does not indicate S&P’s rating of the Fund.

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Performance Summary as of August 31, 2018

The performance tables do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 8/31/18

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 4.25% and the minimum is 0%. Class A: 4.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[1]	Average Annual Total Return[2]

A
6-Month	+1.40%	-2.94%
1-Year	+0.31%	-3.94%
5-Year	+20.02%	+2.83%
10-Year	+44.41%	+3.30%

Advisor[3]
6-Month	+1.36%	+1.36%
1-Year	+0.40%	+0.40%
5-Year	+20.25%	+3.76%
10-Year	+44.69%	+3.76%

Share Class	Distribution Rate[4]	Taxable Equivalent Distribution Rate[5]	30-Day Standardized Yield[6]	Taxable Equivalent 30-Day Standardized Yield[5]
A	3.18%	5.98%	1.90%	3.57%
Advisor	3.42%	6.43%	2.09%	3.93%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 20 for Performance Summary footnotes.

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P E R F O R M A N C E   S U M M A R Y

Net Asset Value

Share Class (Symbol)	8/31/18	2/28/18	Change
A (FTGAX)	$11.62	$11.65	-$0.03
C (FGAIX)	$11.79	$11.83	-$0.04
R6 (FGFQX)	$11.62	$11.66	-$0.04
Advisor (FGFZX)	$11.62	$11.66	-$0.04

Distributions (3/1/18–8/31/18)

Net Investment
Share Class	Income
A	$0.1917
C	$0.1590
R6	$0.1986
Advisor	$0.1971

Total Annual Operating Expenses7

Share Class
A	0.69%
Advisor	0.59%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and shareprice will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund holds a very small portion of its assets in Puerto Rico municipal bonds that have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Effective 9/15/16, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 9/15/16, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 9/15/16, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 9/15/16 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +0.15% and +0.08%.

4. Distribution rate is based on an annualization of the respective class’s August dividend and the maximum offering price (NAV for Advisor Class) per share on 8/31/18.

5. Taxable equivalent distribution rate and yield assume the published rates as of 6/18/18 for the maximum combined effective federal and Georgia personal income tax rate of 46.80%, based on the federal income tax rate of 37.00% plus 3.80% Medicare tax.

6. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

7. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value	Ending Account Value 8/31/18	Expenses Paid During Period[1,2]	Ending Account Value 8/31/18	Expenses Paid During Period 3/1/18–8/31/18[1,2]	Net Annualized Expense Ratio[2]

A	$1,000	$1,014.00	$3.55	$1,021.68	$3.57	0.70%
C	$1,000	$1,010.10	$6.33	$1,018.90	$6.36	1.25%
R6	$1,000	$1,013.70	$2.84	$1,022.38	$2.85	0.56%
Advisor	$1,000	$1,013.60	$3.05	$1,022.18	$3.06	0.60%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements, for Class R6.

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Franklin Kentucky Tax-Free Income Fund

This semiannual report for Franklin Kentucky Tax-Free Income Fund covers the period ended August 31, 2018.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and Kentucky personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Credit Quality Composition*

8/31/18

Ratings	% of Total Investments
AAA	4.81%
AA	33.86%
A	41.33%
BBB	7.40%
Refunded	9.50%
Not Rated	3.10%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $10.77 on February 28, 2018, to $10.71 on August 31, 2018. The Fund’s Class A shares paid dividends totaling 17.44 cents per share for the same period.2 The Performance Summary beginning on page 24 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 2.87% based on an annualization of August’s 2.68 cent per share monthly dividend and the maximum offering price of $11.19 on August 31, 2018. An investor in the 2018 maximum combined effective federal and

Dividend Distributions*

3/1/18–8/31/18

	Dividend per Share (cents)
Month	Class A	Class R6	Advisor Class
March	3.00	3.11	3.09
April	3.00	3.11	3.09
May	3.00	3.11	3.09
June	2.93	3.04	3.01
July	2.83	2.94	2.91
August	2.68	2.79	2.76
Total	17.44	18.10	17.95

*The distribution amount is the sum of all estimated tax-basis net investment income distributions for the period shown. A portion or all of the distribution may be reclassified as return of capital or short-term or long-term capital gains once final tax designations are known. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Kentucky personal income tax bracket of 46.80% (including 3.80% Medicare tax) would need to earn a distribution rate of 5.39% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For other performance data, please see the Performance Summary. Dividend distributions were affected by low interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Commonwealth Update

During the six months under review, Kentucky’s economy continued to grow modestly, given slow population gains and marginal expansion in a number of job sectors. The health care sector is an important component of economic stability and employment in Kentucky, as Kentucky expanded Medicare under the Affordable Care Act. However, the commonwealth’s

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. The distribution amount is the sum of all estimated tax-basis net investment income distributions for the period shown. A portion or all of the distribution may be reclassified as return of capital or short-term or long-term capital gains once final tax designations are known. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 82.

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economy has continued to be hindered by relatively low wealth levels and a weak demographic profile that includes an aging population. Kentucky’s unemployment rate increased from 4.1% in February to end the period at 4.4%, which exceeded the 3.9% national rate.3

Growth in fiscal year 2018 general fund collections over the prior fiscal year may assist efforts to achieve structural balance across the commonwealth’s operations despite higher fixed costs, which are an important aspect of Kentucky’s budget. Kentucky’s biennium budget was passed in April after being revised to address the governor’s concerns about funding to pay for Kentucky’s statewide broadband construction project. The new budget included a plan to replenish the commonwealth’s rainy day fund and modest reductions to employee benefits. Kentucky’s pension reforms, also approved in April, were struck down in a lower court in June after being challenged by the state attorney general, but the governor filed an appeal to the Kentucky Supreme Court and a hearing has been scheduled for September. Kentucky has increased pension funding in recent years, but unfunded pension liabilities remain a significant budgetary issue.

Kentucky’s net tax-supported debt was 5.1% of personal income and $1,995 per capita, compared with the 2.3% and $987 national medians.4 In May 2018, Standard & Poor’s (S&P) downgraded Kentucky’s issuer credit rating to A with a stable outlook.5 The rating reflected increased vulnerability to fiscal strain resulting from rising pension costs and years of uneven budgetary management that has relied on spending and reserve reductions amid economic expansion. Kentucky’s moderately high debt burden, including a large unfunded pension liability, and increasing Medicaid costs to cover expansion under the Affordable Care Act are likely to further pressure future budgets. Income levels well below the national average and economic growth that has consistently lagged the nation may also hinder Kentucky’s long-term fiscal health. The stable outlook reflected the implementation of pension reform, the adoption of a biennium budget that fully funds its required pension plan contributions, and the transfer of funds for reserves. Future rating upgrades from S&P will depend on reducing unfunded pension liabilities and achieving structural budgetary balance.

Portfolio Composition

8/31/18

% of Total Investments*
Subject to Government Appropriations	24.92%
Utilities	22.40%
Refunded**	19.30%
Hospital & Health Care	15.32%
Higher Education	14.01%
Housing	3.13%
Transportation	0.92%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Composition.

Manager’s Discussion

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager’s Discussion on page 5 for more information.

Thank you for your continued participation in Franklin Kentucky Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, States - US: Medians - State debt continues slow growth trend, 4/24/18.

5. This does not indicate S&P’s rating of the Fund.

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Performance Summary as of August 31, 2018

The performance tables do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 8/31/18

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 4.25% and the minimum is 0%. Class A: 4.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return	[1]	Average Annual Total Return[2]

A
6-Month	+1.07%		-3.24%
1-Year	+0.51%		-3.77%
5-Year	+18.64%		+2.58%
10-Year	+43.17%		+3.20%

Advisor[3]
6-Month	+1.21%		+1.21%
1-Year	+0.70%		+0.70%
5-Year	+18.97%		+3.54%
10-Year	+43.58%		+3.68%

Share Class	Distribution Rate[4]	Taxable Equivalent Distribution Rate[5]	30-Day Standardized Yield[6]	Taxable Equivalent 30-Day Standardized Yield[5]
A	2.87%	5.39%	1.72%	3.23%
Advisor	3.09%	5.81%	1.89%	3.55%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 25 for Performance Summary footnotes.

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P E R F O R M A N C E   S U M M A R Y

Net Asset Value

Share Class (Symbol)	8/31/18	2/28/18	Change
A (FRKYX)	$10.71	$10.77	-$0.06
R6 (FKTRX)	$10.71	$10.77	-$0.06
Advisor (FKTZX)	$10.72	$10.77	-$0.05

Distributions (3/1/18–8/31/18)

Share Class	Net Investment Income
A	$0.1744
R6	$0.1810
Advisor	$0.1795

Total Annual Operating Expenses[7]
Share Class
A	0.78%
Advisor	0.68%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Effective 9/15/16, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 9/15/16, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 9/15/16, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 9/15/16 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +1.13% and +0.57%.

4. Distribution rate is based on an annualization of the respective class’s August dividend and the maximum offering price (NAV for Advisor Class) per share on 8/31/18.

5. Taxable equivalent distribution rate and yield assume the published rates as of 6/18/18 for the maximum combined effective federal and Kentucky personal income tax rate of 46.80%, based on the federal income tax rate of 37.00% plus 3.80% Medicare tax.

6. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

7. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value.” You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 3/1/18	Ending Account Value 8/31/18	Expenses Paid During Period 3/1/18–8/31/18[1,2]	Ending Account Value 8/31/18	Expenses Paid During Period 3/1/18–8/31/18[1,2]	Net Annualized Expense Ratio[2]

A	$1,000	$1,010.70	$4.05	$1,021.17	$4.08	0.80%
R6	$1,000	$1,011.30	$3.35	$1,021.88	$3.36	0.66%
Advisor	$1,000	$1,012.10	$3.55	$1,021.68	$3.57	0.70%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements, for Class R6.

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Franklin Louisiana Tax-Free Income Fund

This semiannual report for Franklin Louisiana Tax-Free Income Fund covers the period ended August 31, 2018.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and Louisiana personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Credit Quality Composition*

8/31/18

Ratings	% of Total Investments
AAA	3.46%
AA	35.85%
A	38.91%
BBB	2.77%
Below Investment Grade	1.12%
Refunded	17.89%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by US government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, remained unchanged. It began the period at $10.90 on February 28, 2018, and ended at $10.90 on August 31, 2018. The Fund’s Class A shares paid dividends totaling 17.59 cents per share for the same period.2 The Performance Summary beginning on page 30 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.05% based on an annualization of August’s 2.89 cent per share monthly dividend and the maximum offering price of $11.38 on August 31, 2018. An investor in the 2018 maximum

Dividend Distributions*

3/1/18–8/31/18

	Dividend per Share (cents)

Month	Class A	Class C	Class R6	Advisor Class
March	2.94	2.42	3.04	3.03
April	2.94	2.42	3.04	3.03
May	2.94	2.42	3.04	3.03
June	2.94	2.43	3.05	3.03
July	2.94	2.43	3.05	3.03
August	2.89	2.38	3.00	2.98
Total	17.59	14.50	18.22	18.13

*The distribution amount is the sum of all estimated tax-basis net investment income distributions for the period shown. A portion or all of the distribution may be reclassified as return of capital or short-term or long-term capital gains once final tax designations are known. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

combined effective federal and Louisiana personal income tax bracket of 46.80% (including 3.80% Medicare tax) would need to earn a distribution rate of 5.73% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For other performance data, please see the Performance Summary. Dividend distributions were affected by low interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

State Update

Louisiana’s economy grew during the six months under review, as evidenced by improved employment in certain sectors. However, the state’s slow population growth, high poverty rate and low per capital income relative to the nation’s constrained Louisiana’s economic base, which remained exposed to energy

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. The distribution amount is the sum of all estimated tax-basis net investment income distributions for the period shown. A portion or all of the distribution may be reclassified as return of capital or short-term or long-term capital gains once final tax designations are known. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 88.

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sector fluctuations. Crude oil prices improved during the period, but did not translate to higher rig counts or other signs of oil industry revival. The state’s unemployment rate increased from 4.5% in February 2018 to 5.0% at period-end, which was significantly higher than the 3.9% national average.3

The state initially balanced the fiscal year (FY) 2018 budget (ended June 30, 2018) primarily through a higher revenue forecast and health care spending cuts made possible by increased federal funding. Higher-than-projected tax collections also enabled the state to release some budgeted funds it originally withheld in FY 2018 to help address possible mid-year shortfalls. In April 2018, based on federal tax law changes and higher oil prices, the state’s general fund revenue estimates for FY 2018 were revised upward compared to December 2017 forecasts. Lawmakers estimated the state would face a considerable budget gap in FY 2018–2019, as temporary sales taxes enacted in 2016 were scheduled to expire in July 2018. In June 2018, the governor signed a balanced FY 2019 budget by enacting a new sales tax effective July 2018 and applying some nonrecurring measures. The budget avoided funding cuts for most state agencies, while including full funding for the Taylor Opportunity Program for Students and higher education and raising pay for state workers. The budget also increased spending for the Department of Children and Family and the Office of Juvenile Justice.

Louisiana’s net tax-supported debt was 3.8% of personal income and $1,627 per capita, compared with the 2.3% and $987 national medians, respectively.4 Independent credit rating agency Moody’s Investors Service affirmed its rating of Aa3 on Louisiana’s general obligation debt, but changed its outlook from negative to stable.5 The rating reflected Moody’s view of the state’s large and diverse tax base, moderate combined debt and pension burden and adherence to certain financial best practices. According to Moody’s, the state’s challenges included financial and economic strain amid energy sector volatility, difficulty in closing large structural budget gaps, and erosion of reserves and liquidity after years of structural budgetary imbalance. The stable outlook reflected the state’s recent stabilization of its economic base and implementation of recurring, although time-limited solutions to large structural budget gaps.

Portfolio Composition

8/31/18

% of Total Investments*
Refunded**	20.62%
Tax-Supported	14.85%
Utilities	13.88%
Hospital & Health Care	13.47%
Higher Education	12.21%
Transportation	8.76%
Subject to Government Appropriations	6.36%
General Obligation	6.25%
Other Revenue	2.09%
Housing	1.51%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Composition.

Manager’s Discussion

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager’s Discussion on page 5 for more information.

Puerto Rico and its municipal issuers continue to experience significant financial difficulties. We continue to monitor the developments as they pursue resolutions. The Fund holds a very small portion of its assets in Puerto Rico bonds, which increased in price over the reporting period.

Thank you for your continued participation in Franklin Louisiana Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, States - US: Medians - State debt continues slow growth trend, 4/24/18.

5. This does not indicate Moody’s rating of the Fund.

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The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Performance Summary as of August 31, 2018

The performance tables do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 8/31/18

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 4.25% and the minimum is 0%. Class A: 4.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[1]	Average Annual Total Return[2]

A
6-Month	+1.63%	-2.66%
1-Year	+0.43%	-3.86%
5-Year	+19.49%	+2.72%
10-Year	+44.71%	+3.32%

Advisor[3]
6-Month	+1.68%	+1.68%
1-Year	+0.52%	+0.52%
5-Year	+19.72%	+3.67%
10-Year	+44.98%	+3.78%

Share Class	Distribution Rate[4]	Taxable Equivalent Distribution Rate[5]	30-Day Standardized Yield[6]	Taxable Equivalent 30-Day Standardized Yield[5]
A	3.05%	5.73%	1.93%	3.63%
Advisor	3.28%	6.17%	2.12%	3.98%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 31 for Performance Summary footnotes.

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P E R F O R M A N C E   S U M M A R Y

Net Asset Value

Share Class (Symbol)	8/31/18	2/28/18	Change
A (FKLAX)	$10.90	$10.90	$0.00
C (FLAIX)	$11.07	$11.07	$0.00
R6 (FLAQX)	$10.90	$10.90	$0.00
Advisor (FLTZX)	$10.90	$10.90	$0.00

Distributions (3/1/18–8/31/18)

Share Class	Net Investment Income
A	$0.1759
C	$0.1450
R6	$0.1822
Advisor	$0.1813

Total Annual Operating Expenses[7]

Share Class
A	0.70%
Advisor	0.60%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund holds a very small portion of its assets in Puerto Rico municipal bonds that have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Effective 9/15/16, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 9/15/16, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 9/15/16, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 9/15/16 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +0.99% and +0.50%.

4. Distribution rate is based on an annualization of the respective class’s August dividend and the maximum offering price (NAV for Advisor Class) per share on 8/31/18.

5. Taxable equivalent distribution rate and yield assume the published rates as of 6/18/18 for the maximum combined effective federal and Louisiana personal income tax rate of 46.80%, based on the federal income tax rate of 37.00% plus 3.80% Medicare tax.

6. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

7. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual		Hypothetical
		(actual return after expenses)		(5% annual return before expenses)

Share Class	Beginning Account Value	Ending Account Value 8/31/18	Expenses Paid During Period[1,2]	Ending Account Value 8/31/18	Expenses Paid During Period 3/1/18–8/31/18[1,2]	Net Annualized Expense Ratio[2]

A	$1,000	$1,016.30	$3.56	$1,021.68	$3.57	0.70%
C	$1,000	$1,013.20	$6.34	$1,018.90	$6.36	1.25%
R6	$1,000	$1,016.80	$2.90	$1,022.33	$2.91	0.57%
Advisor	$1,000	$1,016.80	$3.05	$1,022.18	$3.06	0.60%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements, for Class R6.

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Franklin Maryland Tax-Free Income Fund

We are pleased to bring you Franklin Maryland Tax-Free Income Fund’s semiannual report for the period ended August 31, 2018.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and Maryland personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Credit Quality Composition*

8/31/18

Ratings	% of Total Investments
AAA	18.81%
AA	36.34%
A	24.07%
BBB	10.49%
Below Investment Grade	1.52%
Refunded	5.99%
Not Rated	2.78%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, increased from $10.76 on February 28, 2018, to $10.80 on August 31, 2018. The Fund’s Class A shares paid dividends totaling 16.86 cents per share for the same period.2 The Performance Summary beginning on page 36 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 2.99% based on an annualization of

Dividend Distributions*

3/1/18–8/31/18

	Dividend per Share (cents)

Month	Class A	Class C	Class R6	Advisor Class
March	2.81	2.30	2.92	2.90
April	2.81	2.30	2.92	2.90
May	2.81	2.30	2.92	2.90
June	2.81	2.30	2.92	2.89
July	2.81	2.30	2.92	2.89
August	2.81	2.30	2.92	2.89
Total	16.86	13.80	17.52	17.37

*The distribution amount is the sum of all estimated tax-basis net investment income distributions for the period shown. A portion or all of the distribution may be reclassified as return of capital or short-term or long-term capital gains once final tax designations are known. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

August’s 2.81 cent per share monthly dividend and the maximum offering price of $11.28 on August 31, 2018. An investor in the 2018 maximum combined effective federal and Maryland personal income tax bracket of 49.75% (including 3.80% Medicare tax) would need to earn a distribution rate of 5.95% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For other performance data, please see the Performance Summary.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

State Update

Maryland’s economy continued to grow during the six months under review amid mixed housing market conditions. The state’s home prices rose and housing starts and new residential permits increased during the review period, while the foreclosure rate increased. Maryland’s economic strengths consist of strong wealth and income indicators and a relatively diversified industry base that includes a significant federal

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. The distribution amount is the sum of all estimated tax-basis net investment income distributions for the period shown. A portion or all of the distribution may be reclassified as return of capital or short-term or long-term capital gains once final tax designations are known. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 96.

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government presence that provides well-paying civilian and national defense jobs. Maryland’s unemployment rate increased slightly before ending the period unchanged at 4.2%, which was higher than the 3.9% national average.3

In March 2018, projections for general fund revenue in fiscal year (FY) 2018 were downgraded compared to December 2017 estimates, largely due to lower corporate and sales and use taxes; however, FY 2019 projections were upgraded. Year-to-date revenues through June 2018 were above FY 2018 estimates, largely due to higher individual and corporate income taxes, higher business franchise, insurance company and sales and use taxes, and increased state lottery receipts. Maryland’s enacted FY 2019 budget was larger in comparison to the previous year’s plan, with increased investments in areas such as education and health care. It included structural resolution for a budget gap for FY 2019 by suspending various mandated spending measures and reducing prescription drug costs for retirees among other cost savings. The budget also featured year-over-year growth in current revenue for FY 2019.

The state’s net tax-supported debt was 3.7% of personal income and $2,164 per capita, compared with the 2.3% and $987 national medians, respectively.4 Independent credit rating agency Standard & Poor’s (S&P) affirmed the state’s general obligation debt rating of AAA with a stable outlook.5 S&P cited the state’s broad and diverse economy, continued strong wealth and income levels, proactive financial and budget management, well-developed financial and debt management policies and moderate debt levels. The outlook reflected S&P’s view of the state’s continued practice of structural budget alignment, maintenance of healthy reserve levels, and proactive mid-year budget adjustments in case of slower-than-anticipated revenue growth.

Manager’s Discussion

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager’s Discussion on page 5 for more information.

Puerto Rico and its municipal issuers continue to experience significant financial difficulties. We continue to monitor the developments as they pursue resolutions. The Fund holds a very small portion of its assets in Puerto Rico bonds, which increased in price over the reporting period.

Portfolio Composition

8/31/18

% of Total Investments*
Hospital & Health Care	21.07%
Utilities	20.87%
General Obligation	13.40%
Housing	12.81%
Higher Education	11.54%
Refunded**	8.35%
Transportation	4.92%
Other Revenue	3.88%
Subject to Government Appropriations	3.16%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Composition.

Thank you for your continued participation in Franklin Maryland Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, States - US: Medians - State debt continues slow growth trend, 4/24/18.

5. This does not indicate S&P’s rating of the Fund.

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The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Performance Summary as of August 31, 2018

The performance tables do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 8/31/18

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 4.25% and the minimum is 0%. Class A: 4.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[1]	Average Annual Total Return[2]

A
6-Month	+1.95%	-2.40%
1-Year	+0.84%	-3.44%
5-Year	+19.04%	+2.65%
10-Year	+41.30%	+3.07%

Advisor[3]
6-Month	+2.00%	+2.00%
1-Year	+0.94%	+0.94%
5-Year	+19.72%	+3.67%
10-Year	+42.66%	+3.62%

Share Class	Distribution Rate[4]	Taxable Equivalent Distribution Rate[5]	30-Day Standardized Yield[6]	Taxable Equivalent 30-Day Standardized Yield[5]
A	2.99%	5.95%	2.02%	4.02%
Advisor	3.21%	6.39%	2.21%	4.40%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 37 for Performance Summary footnotes.

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P E R F O R M A N C E   S U M M A R Y

Net Asset Value

Share Class (Symbol)	8/31/18	2/28/18	Change
A (FMDTX)	$10.80	$10.76	+$0.04
C (FMDIX)	$11.01	$10.98	+$0.03
R6 (FMDQX)	$10.81	$10.78	+$0.03
Advisor (FMDZX)	$10.81	$10.77	+$0.04

Distributions (3/1/18–8/31/18)

Share Class	Net Investment Income
A	$0.1686
C	$0.1380
R6	$0.1752
Advisor	$0.1737

Total Annual Operating Expenses7

Share Class
A	0.69%
Advisor	0.59%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund holds a very small portion of its assets in Puerto Rico municipal bonds that have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Effective 7/1/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/1/09, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/1/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/1/09 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +42.97% and +3.98%.

4. Distribution rate is based on an annualization of the respective class’s August dividend and the maximum offering price (NAV for Advisor Class) per share on 8/31/18.

5. Taxable equivalent distribution rate and yield assume the published rates as of 6/18/18 for the maximum combined effective federal and Maryland state and local personal income tax rate of 49.75%, based on the federal income tax rate of 37.00% plus 3.80% Medicare tax.

6. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

7. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual		Hypothetical
		(actual return after expenses)		(5% annual return before expenses)

Share Class	Beginning Account Value 3/1/18	Ending Account Value 8/31/18	Expenses Paid During Period 3/1/18–8/31/18[1,2]	Ending Account Value 8/31/18	Expenses Paid During Period 3/1/18–8/31/18[1,2]	Net Annualized Expense Ratio[2]

A	$1,000	$1,019.50	$3.56	$1,021.68	$3.57	0.70%
C	$1,000	$1,015.40	$6.35	$1,018.90	$6.36	1.25%
R6	$1,000	$1,019.20	$2.85	$1,022.38	$2.85	0.56%
Advisor	$1,000	$1,020.00	$3.05	$1,022.18	$3.06	0.60%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements, for Class R6.

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Franklin Missouri Tax-Free Income Fund

We are pleased to bring you Franklin Missouri Tax-Free Income Fund’s semiannual report for the period ended August 31, 2018.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and Missouri personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Credit Quality Composition*

8/31/18

Ratings	% of Total Investments
AAA	8.38%
AA	44.98%
A	20.46%
BBB	11.61%
Below Investment Grade	2.34%
Refunded	12.02%
Not Rated	0.21%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, increased from $11.38 on February 28, 2018, to $11.45 on August 31, 2018. The Fund’s Class A shares paid dividends totaling 17.70 cents per share for the same period.2 The Performance Summary beginning on page 42 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 2.98% based on an annualization of

Dividend Distributions*

3/1/18–8/31/18

	Dividend per Share (cents)

Month	Class A	Class C	Class R6	Advisor Class
March	2.91	2.37	3.02	3.00
April	2.91	2.37	3.02	3.00
May	2.97	2.43	3.08	3.06
June	2.97	2.44	3.10	3.06
July	2.97	2.44	3.10	3.06
August	2.97	2.44	3.10	3.06
Total	17.70	14.49	18.42	18.24

*The distribution amount is the sum of all estimated tax-basis net investment income distributions for the period shown. A portion or all of the distribution may be reclassified as return of capital or short-term or long-term capital gains once final tax designations are known. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

August’s 2.97 cent per share monthly dividend and the maximum offering price of $11.96 on August 31, 2018. An investor in the 2018 maximum combined effective federal and Missouri personal income tax bracket of 46.80% (including 3.80% Medicare tax) would need to earn a distribution rate of 5.60% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For other performance data, please see the Performance Summary.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

State Update

Missouri’s economy continued to steadily expand during the six months under review but underperformed the nation’s economy. The state’s personal income and population growth also remained below the nation’s. Missouri’s housing market improved, as home prices and sales rose, while the foreclosure rate, which was below the national average, generally

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. The distribution amount is the sum of all estimated tax-basis net investment income distributions for the period shown. A portion or all of the distribution may be reclassified as return of capital or short-term or long-term capital gains once final tax designations are known. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 103.

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increased. Missouri’s economy benefited from employment sector diversity that approximated the nation’s, and the state’s unemployment rate fell from 3.7% in February 2018 to 3.3% at period-end, which was well below the 3.9% national average.3

The state concluded fiscal year (FY) 2018 on June 30, 2018, with higher year-to-date general revenue collections than the prior year, mainly because of growth in collections of individual income, corporate, and sales and use taxes, and other collections, while refunds increased. In June 2018, the state’s new governor signed the FY 2019 budget that included increased spending on K-12 schools and school transportation, infrastructure and workforce development, but held steady the funding for public colleges and universities. The budget also cut some health care spending and released all the funding restrictions enforced in the previous year’s budget, freeing additional funds to be carried over to FY 2019. In July 2018, the governor signed a bill to reduce individual income taxes, limit some deductions and exemptions, and place a ceiling on a tax reduction for pass-through entities, including limited liability companies.

Missouri’s net tax-supported debt was 1.2% of personal income and $532 per capita compared with the 2.3% and $987 national medians, respectively.4 Independent credit rating agency Moody’s Investors Service rated Missouri’s general obligation bonds Aaa with a stable outlook.5 The rating reflected Moody’s view of the state’s history of solid reserve levels, sound fiscal management controls and affordable debt and pension burden. It also incorporated the state’s below-average wealth and demographic indicators, revenue-raising constraints and expectations that the state’s economy would lag behind that of the nation overall. Furthermore, it reflected the concerns regarding the state’s ability to balance an income tax cut that will incrementally reduce revenues over the next several years. The rating agency also noted that any economic weakening that negatively affects the state’s revenue collections could lead to a downgrade.

Manager’s Discussion

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager’s Discussion on page 5 for more information.

Portfolio Composition

8/31/18

% of Total Investments*
Utilities	29.99%
Hospital & Health Care	23.01%
Refunded	12.02%
Higher Education**	8.33%
General Obligation	8.15%
Tax-Supported	7.94%
Transportation	5.76%
Subject to Government Appropriations	3.60%
Corporate-Backed	1.07%
Housing	0.13%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Composition.

Puerto Rico and its municipal issuers continue to experience significant financial difficulties. We continue to monitor the developments as they pursue resolutions. The Fund holds a very small portion of its assets in Puerto Rico bonds, which increased in price over the reporting period.

Thank you for your continued participation in Franklin Missouri Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, States - US: Medians - State debt continues slow growth trend, 4/24/18.

5. This does not indicate Moody’s rating of the Fund.

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The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Performance Summary as of August 31, 2018

The performance tables do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 8/31/18

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 4.25% and the minimum is 0%. Class A: 4.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[1]	Average Annual Total Return[2]

A
6-Month	+2.19%	-2.20%
1-Year	+0.56%	-3.71%
5-Year	+17.92%	+2.47%
10-Year	+41.83%	+3.11%

Advisor[3]
6-Month	+2.32%	+2.32%
1-Year	+0.65%	+0.65%
5-Year	+18.60%	+3.47%
10-Year	+43.19%	+3.66%

Share Class	Distribution Rate[4]	Taxable Equivalent Distribution Rate[5]	30-Day Standardized Yield[6]	Taxable Equivalent 30-Day Standardized Yield[5]
A	2.98%	5.60%	1.87%	3.52%
Advisor	3.20%	6.02%	2.06%	3.87%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 43 for Performance Summary footnotes.

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P E R F O R M A N C E   S U M M A R Y

Net Asset Value

Share Class (Symbol)	8/31/18	2/28/18	Change
A (FRMOX)	$11.45	$11.38	+$0.07
C (FMOIX)	$11.57	$11.49	+$0.08
R6 (FMOQX)	$11.46	$11.38	+$0.08
Advisor (FRMZX)	$11.46	$11.38	+$0.08

Distributions (3/1/18–8/31/18)

Share Class	Net Investment Income
A	$0.1770
C	$0.1449
R6	$0.1842
Advisor	$0.1824

Total Annual Operating Expenses7

Share Class
A	0.66%
Advisor	0.56%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund holds a very small portion of its assets in Puerto Rico municipal bonds that have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Effective 7/1/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/1/09, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/1/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/1/09 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +41.86% and +3.89%.

4. Distribution rate is based on an annualization of the respective class’s August dividend and the maximum offering price (NAV for Advisor Class) per share on 8/31/18.

5. Taxable equivalent distribution rate and yield assume the published rates as of 6/18/18 for the maximum combined effective federal and Missouri personal income tax rate of 46.80%, based on the federal income tax rate of 37.00% plus 3.80% Medicare tax.

6. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

7. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual		Hypothetical
		(actual return after expenses)		(5% annual return before expenses)

Share Class	Beginning Account Value 3/1/18	Ending Account Value 8/31/18	Expenses Paid During Period 3/1/18–8/31/18[1,2]	Ending Account Value 8/31/18	Expenses Paid During Period 3/1/18–8/31/18[1,2]	Net Annualized Expense Ratio[2]

A	$1,000	$1,021.90	$3.41	$1,021.83	$3.41	0.67%
C	$1,000	$1,019.70	$6.21	$1,019.06	$6.21	1.22%
R6	$1,000	$1,023.40	$2.70	$1,022.53	$2.70	0.53%
Advisor	$1,000	$1,023.20	$2.91	$1,022.33	$2.91	0.57%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements, for Class R6.

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Franklin North Carolina Tax-Free Income Fund

We are pleased to bring you Franklin North Carolina Tax-Free Income Fund’s semiannual report for the period ended August 31, 2018.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and North Carolina personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Credit Quality Composition*

8/31/18

Ratings	% of Total Investments
AAA	22.83%
AA	50.91%
A	8.21%
BBB	3.48%
Below Investment Grade	2.35%
Refunded	12.22%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, increased from $11.28 on February 28, 2018, to $11.30 on August 31, 2018. The Fund’s Class A shares paid dividends totaling 17.52 cents per share for the same period.2 The Performance Summary beginning on page 48 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 2.97% based on an annualization of August’s 2.92 cent per share monthly dividend and the maximum offering price of $11.80 on August 31, 2018. An

Dividend Distributions*

3/1/18–8/31/18

	Dividend per Share (cents)

Month	Class A	Class C	Class R6	Advisor Class
March	2.92	2.39	3.02	3.01
April	2.92	2.39	3.02	3.01
May	2.92	2.39	3.02	3.01
June	2.92	2.39	3.04	3.01
July	2.92	2.39	3.04	3.01
August	2.92	2.39	3.04	3.01
Total	17.52	14.34	18.18	18.06

*The distribution amount is the sum of all estimated tax-basis net investment income distributions for the period shown. A portion or all of the distribution may be reclassified as return of capital or short-term or long-term capital gains once final tax designations are known. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

investor in the 2018 maximum combined effective federal and North Carolina personal income tax bracket of 46.30% (including 3.80% Medicare tax) would need to earn a distribution rate of 5.53% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For other performance data, please see the Performance Summary.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

State Update

North Carolina’s diverse economy continued to grow robustly and outpaced the nation during the six months under review, helped by strong employment and population growth and a favorable business climate. Nevertheless, personal income was lower than the national average and migration into the state offset some job creation. The housing market improved, as home prices rose and foreclosure rates generally trended downward. North Carolina’s unemployment rate fell from 4.5%

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. The distribution amount is the sum of all estimated tax-basis net investment income distributions for the period shown. A portion or all of the distribution may be reclassified as return of capital or short-term or long-term capital gains once final tax designations are known. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 112.

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in February 2018 to 3.9% at period-end, which matched the national average.3

The state ended fiscal year (FY) 2018 on June 30, 2018, with revenues that were higher than those in the prior year, largely due to growth in sales and use tax and individual income tax collections. The state’s year-to-date revenues through June were also higher than forecast. In June 2018, the state legislature overrode the governor’s veto to enact the FY 2019 budget that preserved prior income tax reductions scheduled to take effect in January 2019. The budget included significant raises for teachers, correctional officers and state troopers, and raised minimum pay for all full-time state employees. The budget also featured a cost-of-living adjustment for retirees, a dedicated contribution to the state’s reserve fund, and tax break incentives to attract large employers. Revenue growth for FY 2019 in the enacted budget was revised downward, when compared to the May 2017 consensus revenue forecast, due to higher-than-expected FY 2018 revenue growth.

North Carolina’s net tax-supported debt remained relatively low at 1.5% of personal income and $611 per capita, compared with the 2.3% and $987 national medians, respectively.4 Independent credit rating agency Standard & Poor’s (S&P) affirmed its AAA rating and stable outlook for the state’s general obligation debt.5 S&P cited the state’s strengths, including its diverse economic base, prudent fiscal management, low-to-moderate debt burden, well-funded pension system and progress in addressing other postemployment benefits. The stable outlook reflected the strength of the state’s growing economy and budgetary performance in recent years that has led to increasing reserves. S&P expects North Carolina to continue to focus on structural budget adjustments, as the state monitors revenue performance in the light of recent tax reforms.

Manager’s Discussion

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager’s Discussion on page 5 for more information.

Puerto Rico and its municipal issuers continue to experience significant financial difficulties. We continue to monitor the developments as they pursue resolutions. The Fund holds a

Portfolio Composition

8/31/18

% of Total Investments*
Refunded**	32.04%
Hospital & Health Care	20.89%
Higher Education	17.88%
Utilities	14.90%
Transportation	6.58%
General Obligation	5.60%
Subject to Government Appropriations	1.41%
Housing	0.39%
Corporate-Backed	0.31%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Composition.

very small portion of its assets in Puerto Rico bonds, which increased in price over the reporting period.

Thank you for your continued participation in Franklin North Carolina Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, States - US: Medians - State debt continues slow growth trend, 4/24/18.

5. This does not indicate S&P’s rating of the Fund.

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The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Performance Summary as of August 31, 2018

The performance tables do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 8/31/18

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 4.25% and the minimum is 0%. Class A: 4.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[1]	Average Annual Total Return[2]

A
6-Month	+1.75%	-2.57%
1-Year	+0.36%	-3.94%
5-Year	+15.25%	+1.99%
10-Year	+38.52%	+2.86%

Advisor[3]
6-Month	+1.79%	+1.79%
1-Year	+0.46%	+0.46%
5-Year	+15.82%	+2.98%
10-Year	+39.75%	+3.40%

Share Class	Distribution Rate[4]	Taxable Equivalent Distribution Rate[5]	30-Day Standardized Yield[6]	Taxable Equivalent 30-Day Standardized Yield[5]
A	2.97%	5.53%	1.62%	3.02%
Advisor	3.20%	5.96%	1.80%	3.35%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 49 for Performance Summary footnotes.

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P E R F O R M A N C E   S U M M A R Y

Net Asset Value

Share Class (Symbol)	8/31/18	2/28/18	Change
A (FXNCX)	$11.30	$11.28	+$0.02
C (FNCIX)	$11.49	$11.46	+$0.03
R6 (FNCQX)	$11.30	$11.27	+$0.03
Advisor (FNCZX)	$11.30	$11.28	+$0.02

Distributions (3/1/18–8/31/18)

Share Class	Net Investment Income
A	$0.1752
C	$0.1434
R6	$0.1818
Advisor	$0.1806

Total Annual Operating Expenses7

Share Class
A	0.66%
Advisor	0.56%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund holds a very small portion of its assets in Puerto Rico municipal bonds that have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Effective 7/1/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/1/09, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/1/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/1/09 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +37.19% and +3.51%.

4. Distribution rate is based on an annualization of the respective class’s August dividend and the maximum offering price (NAV for Advisor Class) per share on 8/31/18.

5. Taxable equivalent distribution rate and yield assume the published rates as of 6/18/18 for the maximum combined effective federal and North Carolina personal income tax rate of 46.30%, based on the federal income tax rate of 37.00% plus 3.80% Medicare tax.

6. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

7. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual		Hypothetical
		(actual return after expenses)		(5% annual return before expenses)

Share Class	Beginning Account Value 3/1/18	Ending Account Value 8/31/18	Expenses Paid During Period 3/1/18–8/31/18[1,2]	Ending Account Value 8/31/18	Expenses Paid During Period 3/1/18–8/31/18[1,2]	Net Annualized Expense Ratio[2]

A	$1,000	$1,017.50	$3.36	$1,021.88	$3.36	0.66%
C	$1,000	$1,015.20	$6.15	$1,019.11	$6.16	1.21%
R6	$1,000	$1,019.00	$2.70	$1,022.53	$2.70	0.53%
Advisor	$1,000	$1,017.90	$2.85	$1,022.38	$2.85	0.56%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements, for Class R6.

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Franklin Virginia Tax-Free Income Fund

This semiannual report for Franklin Virginia Tax-Free Income Fund covers the period ended August 31, 2018.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and Virginia personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Credit Quality Composition*

8/31/18

Ratings	% of Total Investments
AAA	15.13%
AA	57.63%
A	8.46%
BBB	2.95%
Below Investment Grade	1.48%
Refunded	13.32%
Not Rated	1.03%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, remained unchanged. It began the period at $10.91 on February 28, 2018, and ended at $10.91 on August 31, 2018. The Fund’s Class A shares paid dividends totaling 17.48 cents per share for the same period.2 The Performance Summary beginning on page 54 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 2.98% based on an annualization of August’s 2.83 cent per share

Dividend Distributions*

3/1/18–8/31/18

	Dividend per Share (cents)

Month	Class A	Class C	Class R6	Advisor Class
March	2.93	2.41	3.04	3.02
April	2.93	2.41	3.04	3.02
May	2.93	2.41	3.04	3.02
June	2.93	2.42	3.05	3.02
July	2.93	2.42	3.05	3.02
August	2.83	2.32	2.95	2.92
Total	17.48	14.39	18.17	18.02

*The distribution amount is the sum of all estimated tax-basis net investment income distributions for the period shown. A portion or all of the distribution may be reclassified as return of capital or short-term or long-term capital gains once final tax designations are known. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

monthly dividend and the maximum offering price of $11.39 on August 31, 2018. An investor in the 2018 maximum combined effective federal and Virginia personal income tax bracket of 46.55% (including 3.80% Medicare tax) would need to earn a distribution rate of 5.58% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For other performance data, please see the Performance Summary. Dividend distributions were affected by low interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Commonwealth Update

Virginia’s economy remained stable and continued to grow during the six months under review, helped by a sizable federal government presence. However, the commonwealth’s

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. The distribution amount is the sum of all estimated tax-basis net investment income distributions for the period shown. A portion or all of the distribution may be reclassified as return of capital or short-term or long-term capital gains once final tax designations are known. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 121.

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economic growth lagged that of the nation as a whole, partly due to federal downsizing, and most of the recent job growth has been in lower wage industries. Virginia’s home sales and prices increased, and the foreclosure rate rose before ending the period relatively unchanged. The commonwealth’s unemployment rate declined from 3.5% in February 2018 to 3.0% at period-end, which was significantly lower than the 3.9% national average.3

The commonwealth ended fiscal year (FY) 2018 on June 30, 2018, with a budget surplus after strong revenue growth, outperforming lawmakers’ expectations. The strong performance was largely due to payroll withholding and non-withholding income tax collections that were higher than in previous years. The state planned to deposit the majority of the surplus into cash reserves. In June 2018, the governor signed the 2018–2020 biennial budget into law, which included certain revenue enhancement measures and some savings initiatives, without including any significant cuts. Additionally, the enacted budget included increased spending for Medicaid expansion, including behavioral health and development services, while anticipating cost saving for other health care programs. The budget also increased spending for K-12 education, workforce development, pay raises for teachers and other state employees, and infrastructure projects as well as provisions for a deposit to the commonwealth’s reserve fund balance. The budget also made needed progress in pension planning by fully funding the actuarially determined contributions for the Virginia Retirement System.

Virginia’s net tax-supported debt was 2.9% of personal income and $1,515 per capita, compared with the 2.3% and $987 national medians, respectively.4 Independent credit rating agency Standard & Poor’s (S&P) affirmed the commonwealth’s general obligation debt rating of AAA, and upgraded its outlook from negative to stable.5 The rating reflected S&P’s view of Virginia’s strong and diverse economy, strong financial policies and practices, long history of proactive and conservative financial management, and the state’s moderate debt levels. The stable outlook reflected S&P’s opinion that the commonwealth should experience positive revenue performance in the 2018–2020 biennium and remain committed to structural budget solutions and the rebuilding of reserve balances. S&P stated that if the commonwealth reversed its efforts to rebuild its reserves, returned to structural imbalance

Portfolio Composition

8/31/18

% of Total Investments*
Refunded**	21.63%
Utilities	20.54%
Hospital & Health Care	17.09%
Transportation	14.76%
Higher Education	12.92%
Housing	5.33%
General Obligation	3.35%
Subject to Government Appropriations	3.02%
Other Revenue	1.36%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Composition.

or experienced weaker economic performance relative to the nation’s, it might lead the rating agency to consider a lower rating.

Manager’s Discussion

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager’s Discussion on page 5 for more information.

Puerto Rico and its municipal issuers continue to experience significant financial difficulties. We continue to monitor the developments as they pursue resolutions. The Fund holds a very small portion of its assets in Puerto Rico bonds, which increased in price over the reporting period.

Thank you for your continued participation in Franklin Virginia Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, States - US: Medians - State debt continues slow growth trend, 4/24/18.

5. This does not indicate S&P’s rating of the Fund.

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The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Performance Summary as of August 31, 2018

The performance tables do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 8/31/18

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 4.25% and the minimum is 0%. Class A: 4.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[1]	Average Annual Total Return[2]

A
6-Month	+1.61%	-2.67%
1-Year	+0.12%	-4.14%
5-Year	+17.24%	+2.34%
10-Year	+39.20%	+2.91%

Advisor[3]
6-Month	+1.66%	+1.66%
1-Year	+0.22%	+0.22%
5-Year	+17.91%	+3.35%
10-Year	+40.55%	+3.46%

Share Class	Distribution Rate[4]	Taxable Equivalent Distribution Rate[5]	30-Day Standardized Yield[6]	Taxable Equivalent 30-Day Standardized Yield[5]
A	2.98%	5.58%	1.61%	3.01%
Advisor	3.21%	6.01%	1.78%	3.33%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 55 for Performance Summary footnotes.

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P E R F O R M A N C E   S U M M A R Y

Net Asset Value

Share Class (Symbol)	8/31/18	2/28/18	Change
A (FRVAX)	$10.91	$10.91	$0.00
C (FVAIX)	$11.09	$11.09	$0.00
R6 (FRVRX)	$10.91	$10.91	$0.00
Advisor (FRVZX)	$10.92	$10.92	$0.00

Distributions (3/1/18–8/31/18)

Share Class	Net Investment Income
A	$0.1748
C	$0.1439
R6	$0.1817
Advisor	$0.1802

Total Annual Operating Expenses7

Share Class
A	0.67%
Advisor	0.57%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund holds a very small portion of its assets in Puerto Rico municipal bonds that have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Effective 7/1/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/1/09, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/1/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/1/09 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +38.94% and +3.65%.

4. Distribution rate is based on an annualization of the respective class’s August dividend and the maximum offering price (NAV for Advisor Class) per share on 8/31/18.

5. Taxable equivalent distribution rate and yield assume the published rates as of 6/18/18 for the maximum combined effective federal and Virginia personal income tax rate of 46.55%, based on the federal income tax rate of 37.00% plus 3.80% Medicare tax.

6. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

7. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual		Hypothetical
		(actual return after expenses)		(5% annual return before expenses)

Share Class	Beginning Account Value 3/1/18	Ending Account Value 8/31/18	Expenses Paid During Period 3/1/18–8/31/18[1,2]	Ending Account Value 8/31/18	Expenses Paid During Period 3/1/18–8/31/18[1,2]	Net Annualized Expense Ratio[2]

A	$1,000	$1,016.10	$3.51	$1,021.73	$3.52	0.69%
C	$1,000	$1,013.10	$6.29	$1,018.95	$6.31	1.24%
R6	$1,000	$1,016.80	$2.80	$1,022.43	$2.80	0.55%
Advisor	$1,000	$1,016.60	$3.00	$1,022.23	$3.01	0.59%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements, for Class R6.

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Financial Highlights

Franklin Alabama Tax-Free Income Fund

	Six Months Ended
	August 31, 2018	Year Ended February 28,
	(unaudited)	2018	2017	2016[a]	2015	2014

Class A

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$10.88	$11.16	$11.35	$11.55	$11.18	$11.91

Income from investment operations[b]:

Net investment income[c]	0.17	0.35	0.39	0.42	0.44	0.44

Net realized and unrealized gains (losses)	(0.05)	(0.27)	(0.20)	(0.20)	0.37	(0.74)

Total from investment operations	0.12	0.08	0.19	0.22	0.81	(0.30)

Less distributions from:

Net investment income	(0.17)	(0.36)	(0.38)	(0.42)	(0.44)	(0.43)

Net realized gains	—	—	—	—	—	(—)[d]

Total distributions	(0.17)	(0.36)	(0.38)	(0.42)	(0.44)	(0.43)

Net asset value, end of period	$10.83	$10.88	$11.16	$11.35	$11.55	$11.18

Total return[e]	1.09%	0.72%	1.69%	1.99%	7.35%	(2.49)%

Ratios to average net assets[f]

Expenses	0.75%[g]	0.74%	0.72%	0.71%	0.72%	0.71%

Net investment income	3.08%	3.16%	3.38%	3.73%	3.83%	3.86%

Supplemental data

Net assets, end of period (000’s)	$201,102	$208,340	$225,050	$228,212	$224,586	$218,826

Portfolio turnover rate	4.76%	14.66%	16.81%	10.70%	6.46%	14.44%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dAmount rounds to less than $0.01 per share.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

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F I N A N C I A L   H I G H L I G H T S

Franklin Alabama Tax-Free Income Fund (continued)

	Six Months Ended
	August 31, 2018	Year Ended February 28,
	(unaudited)	2018	2017	2016[a]	2015	2014

Class C

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$11.02	$11.30	$11.49	$11.69	$11.31	$12.04

Income from investment operations[b]:

Net investment income[c]	0.14	0.29	0.33	0.37	0.38	0.38

Net realized and unrealized gains (losses)	(0.04)	(0.27)	(0.20)	(0.21)	0.38	(0.74)

Total from investment operations	0.10	0.02	0.13	0.16	0.76	(0.36)

Less distributions from:

Net investment income	(0.14)	(0.30)	(0.32)	(0.36)	(0.38)	(0.37)

Net realized gains	—	—	—	—	—	(—)[d]

Total distributions	(0.14)	(0.30)	(0.32)	(0.36)	(0.38)	(0.37)

Net asset value, end of period	$10.98	$11.02	$11.30	$11.49	$11.69	$11.31

Total return[e]	0.89%	0.16%	1.11%	1.41%	6.77%	(2.99)%

Ratios to average net assets[f]

Expenses	1.30%[g]	1.29%	1.27%	1.26%	1.27%	1.26%

Net investment income	2.53%	2.61%	2.83%	3.18%	3.28%	3.31%

Supplemental data

Net assets, end of period (000’s)	$41,036	$45,422	$55,619	$54,075	$53,424	$49,940

Portfolio turnover rate	4.76%	14.66%	16.81%	10.70%	6.46%	14.44%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dAmount rounds to less than $0.01 per share.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

58	Semiannual Report	| The accompanying notes are an integral part of these financial statements.	franklintempleton.com

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F I N A N C I A L   H I G H L I G H T S

Franklin Alabama Tax-Free Income Fund (continued)

	Six Months Ended	Year Ended
	August 31, 2018	February 28,
	(unaudited)	2018[a]

Class R6

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$10.88	$11.13

Income from investment operations[b]:

Net investment income[c]	0.18	0.22

Net realized and unrealized gains (losses)	(0.06)	(0.26)

Total from investment operations	0.12	(0.04)

Less distributions from net investment income	(0.17)	(0.21)

Net asset value, end of period	$10.83	$10.88

Total return[d]	1.06%	(0.26)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.64%	0.66%

Expenses net of waiver and payments by affiliates	0.62%[f]	0.61%

Net investment income	3.21%	3.29%

Supplemental data

Net assets, end of period (000’s)	$888	$1,516

Portfolio turnover rate	4.76%	14.66%

aFor the period August 1, 2017 (effective date) to February 28, 2018.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. |	Semiannual Report	59

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F I N A N C I A L   H I G H L I G H T S

Franklin Alabama Tax-Free Income Fund (continued)

	Six Months Ended
	August 31, 2018	Year Ended February 28,

	(unaudited)	2018	2017[a]

Advisor Class

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$10.88	$11.16	$11.49

Income from investment operations[b]:

Net investment income[c]	0.17	0.36	0.18

Net realized and unrealized gains (losses)	(0.05)	(0.27)	(0.33)

Total from investment operations	0.12	0.09	(0.15)

Less distributions from net investment income	(0.17)	(0.37)	(0.18)

Net asset value, end of period	$10.83	$10.88	$11.16

Total return[d]	1.14%	0.82%	(1.33)%

Ratios to average net assets[e]

Expenses	0.65%[f]	0.64%	0.62%

Net investment income	3.18%	3.26%	3.48%

Supplemental data

Net assets, end of period (000’s)	$7,829	$7,689	$5,149

Portfolio turnover rate	4.76%	14.66%	16.81%

aFor the period September 15, 2016 (effective date) to February 28, 2017.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

60	Semiannual Report	| The accompanying notes are an integral part of these financial statements.	franklintempleton.com

F R A N K L I N   T A X-F R E E   T R U S T

Statement of Investments, August 31, 2018 (unaudited)

Franklin Alabama Tax-Free Income Fund

	Principal Amount	Value
Municipal Bonds 100.0%
Alabama 100.0%
Alabama Federal Aid Highway Finance Authority Special Obligation Revenue, Series A, 5.00%, 6/01/37	$ 3,000,000	$ 3,485,040
Alabama Special Care Facilities Financing Authority Birmingham Revenue, Ascension Senior Credit Group, Refunding, Series B, 5.00%, 11/15/46	3,000,000	3,363,420
Alabama State Port Authority Docks Facilities Revenue, Pre-Refunded, 6.00%, 10/01/40	3,000,000	3,253,830
Anniston PBA Building Revenue, Judicial Center Project, AGMC Insured, Pre-Refunded, 5.00%, 3/01/43	4,120,000	4,438,435
Auburn University General Fee Revenue,
Refunding, Series A, 5.00%, 6/01/33	2,500,000	2,843,750
Series A, 5.00%, 6/01/48	5,000,000	5,734,200
Baldwin County Board of Education Revenue,
Capital Outlay School wts., Refunding, 5.00%, 6/01/27	3,015,000	3,284,601
School wts., Refunding, 5.00%, 6/01/24	2,605,000	2,858,467
School wts., Refunding, 5.00%, 6/01/26	2,870,000	3,127,697
School wts., Refunding, 5.00%, 6/01/31	2,000,000	2,238,040
Bessemer Governmental Utility Services Corp. Water Supply Revenue, Refunding, BAM Insured, 5.00%, 6/01/39	6,000,000	6,725,040
Bessemer Water Revenue, wts., Refunding, AGMC Insured, 5.00%, 1/01/47	2,590,000	2,860,396
Birmingham GO, Convertible, Capital Appreciation, Series A, 5.00%, 3/01/43	5,000,000	5,452,150
Birmingham Special Care Facilities Financing Authority Health Care Facility Revenue, Children’s Hospital, Assured Guaranty, Pre-Refunded, 6.00%, 6/01/39	4,000,000	4,128,040
Birmingham Water Works Board Water Revenue,
Senior, Refunding, Series A, 4.00%, 1/01/35	4,000,000	4,169,600
Series A, Assured Guaranty, Pre-Refunded, 5.25%, 1/01/39	5,950,000	6,021,103
Series B, 5.00%, 1/01/43	3,745,000	4,076,470
Subordinate, Refunding, Series B, 5.00%, 1/01/43	10,000,000	11,321,200
Butler County IDA Environmental Improvement Revenue, International Paper Co. Projects, Series A, 7.00%, 9/01/32	1,000,000	1,000,000
Calhoun County Board of Education Special Tax School wts. Revenue, BAM Insured, 5.00%, 2/01/46	6,000,000	6,607,140
Chatom IDB Gulf Opportunity Zone Revenue,
PowerSouth Energy Cooperative, Refunding, Series A, Assured Guaranty, 5.00%, 8/01/30	5,250,000	5,509,665
PowerSouth Energy Cooperative, Refunding, Series A, Assured Guaranty, 5.00%, 8/01/37	5,000,000	5,241,600
Cullman GO, wts., Refunding, 5.00%, 7/01/30	1,100,000	1,240,558
Cullman Utilities Board Water Revenue, AGMC Insured, 5.00%, 9/01/41	3,000,000	3,150,000
DCH Health Care Authority Health Care Facilities Revenue, Refunding, 5.00%, 6/01/36	2,000,000	2,189,920
East Alabama Health Care Authority Health Care Facilities Revenue,
[a] Mandatory Put, Series A, Pre-Refunded, 5.25%, 9/01/18	2,000,000	2,000,001
[a] Mandatory Put, Series B, Pre-Refunded, 5.50%, 9/01/18	4,500,000	4,500,000
Series A, 5.00%, 9/01/41	3,000,000	3,342,720
Gadsden Waterworks and Sewer Board Revenue,
Refunding, AGMC Insured, 5.00%, 6/01/29	1,000,000	1,152,450
Refunding, AGMC Insured, 5.00%, 6/01/30	1,000,000	1,147,250
Homewood Educational Building Authority Revenue, Educational Facilities, Samford University, Series A, AGMC Insured, 5.00%, 12/01/41	10,000,000	10,785,900
Homewood GO, Capital Improvement wts., Pre-Refunded, 5.00%, 9/01/42	4,000,000	4,466,000
Huntsville GO, wts., Series B, 5.00%, 5/01/38	4,775,000	5,526,155
Huntsville Water System Revenue, wts., 5.00%, 11/01/35	4,000,000	4,520,480
Infirmary Health System Special Care Facilities Financing Authority of Mobile Revenue, Infirmary Health System Inc., Series A, 5.00%, 2/01/41	3,000,000	3,240,420
Jacksonville State University Tuition and Fee Revenue, Refunding, AGMC Insured, 5.00%, 12/01/36	5,000,000	5,663,400
Limestone County Water and Sewer Authority Water Revenue,
AGMC Insured, 5.00%, 12/01/39	3,750,000	3,864,900
Refunding, Series B, BAM Insured, 5.00%, 12/01/43	5,920,000	6,635,373

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S T A T E M E N T   O F   I N V E S T M E N T S   ( U N A U D I T E D )

Franklin Alabama Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Alabama (continued)
Madison GO, wts., Series A, 5.00%, 4/01/37	$ 2,590,000	$ 2,885,390
Madison Water and Wastewater Board Water and Sewer Revenue, Refunding, 5.00%, 12/01/41	4,610,000	5,171,083
Marshall County Board of Education Special Tax, School wts., AGMC Insured, 4.00%, 3/01/41	2,510,000	2,558,845
Mobile County GO, wts., 5.00%, 8/01/36.	1,170,000	1,345,734
Mobile Water and Sewer Commissioners Water and Sewer Revenue, Refunding, 5.00%, 1/01/36	10,000,000	10,979,100
Morgan County Board of Education Capital Outlay School wts. Revenue,
Pre-Refunded, 5.00%, 3/01/35	4,300,000	4,773,688
Refunding, 5.00%, 3/01/35	2,720,000	2,965,099
Opelika Utilities Board Utility Revenue,
Assured Guaranty, Pre-Refunded, 5.00%, 6/01/37	3,000,000	3,122,670
Refunding, 4.00%, 6/01/41	2,000,000	2,059,440
Oxford GO, wts., Series C, 5.00%, 10/01/29	1,435,000	1,586,536
Pelham GO, wts., 5.00%, 2/01/34	2,635,000	2,937,867
Phenix City GO, School wts., Series A, 5.00%, 8/01/43	3,000,000	3,276,030
Phenix City Water and Sewer Revenue, wts., Series A, AGMC Insured, 5.00%, 8/15/40	2,000,000	2,096,620
Selma IDBR,
Gulf Opportunity Zone, International Paper Co. Project, Series A, 5.80%, 5/01/34	3,000,000	3,185,670
Gulf Opportunity Zone, International Paper Co. Project, Series A, 5.375%, 12/01/35	3,000,000	3,290,160
Talladega County Board of Education Special Tax School wts. Revenue, Sales Tax, Refunding, BAM Insured, 5.00%, 11/01/39	2,000,000	2,247,680
Troy Public Educational Building Authority Educational Facilities Revenue,
AGMC Insured, 5.25%, 12/01/40	295,000	313,210
AGMC Insured, Pre-Refunded, 5.25%, 12/01/40	1,705,000	1,833,846
Trussville GO,
[b] wts., Series A, 4.00%, 8/01/41	3,000,000	3,089,070
wts., Series B, 5.00%, 10/01/39	1,895,000	2,101,214
wts., Series B, Pre-Refunded, 5.00%, 10/01/39	1,105,000	1,255,556
Tuscaloosa City Board of Education School Tax wts. Revenue, 5.00%, 8/01/41	4,000,000	4,505,240
Tuscaloosa County Board of Education Special Tax, School wts., 4.00%, 2/01/47	5,000,000	5,100,100
University of Alabama at Birmingham Medicine Finance Authority Revenue, Refunding, Series B, 5.00%, 9/01/29	5,000,000	5,829,250
University of Alabama General Revenue, University of Alabama at Birmingham, Refunding, Series D-2, 5.00%, 10/01/37	7,520,000	8,323,286
University of Montevallo Revenue, Refunding, BAM Insured, 5.00%, 5/01/42	2,500,000	2,815,625

Total Municipal Bonds (Cost $243,384,798) 100.0%		250,813,420
Other Assets, less Liabilities 0.0%†		41,147

Net Assets 100.0%		$250,854,567

See Abbreviations on page 152.

†Rounds to less than 0.1% of net assets.

aThe maturity date shown represents the mandatory put date.

bSecurity purchased on a when-issued basis. See Note 1(b).

62	Semiannual Report	| The accompanying notes are an integral part of these financial statements.	franklintempleton.com

F R A N K L I N   T A X-F R E E   T R U S T

Financial Highlights

Franklin Florida Tax-Free Income Fund

	Six Months Ended
	August 31, 2018	Year Ended February 28,
	(unaudited)	2018	2017	2016[a]	2015	2014

Class A

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$10.47	$10.88	$11.19	$11.38	$11.05	$11.96

Income from investment operations[b]:

Net investment income[c]	0.19	0.39	0.43	0.45	0.48	0.46

Net realized and unrealized gains (losses)	0.01	(0.39)	(0.31)	(0.20)	0.34	(0.90)

Total from investment operations	0.20	—	0.12	0.25	0.82	(0.44)

Less distributions from:

Net investment income	(0.19)	(0.41)	(0.43)	(0.44)	(0.49)	(0.44)

Net realized gains	—	—	—	—	—	(0.03)

Total distributions	(0.19)	(0.41)	(0.43)	(0.44)	(0.49)	(0.47)

Net asset value, end of period	$10.48	$10.47	$10.88	$11.19	$11.38	$11.05

Total return[d]	1.95%	(0.02)%	1.05%	2.32%	7.57%	(3.65)%

Ratios to average net assets[e]

Expenses	0.68% [f]	0.67% [g]	0.65%	0.64%	0.64%	0.62%

Net investment income	3.65%	3.63%	3.82%	4.01%	4.25%	4.13%

Supplemental data

Net assets, end of period (000’s)	$505,571	$536,099	$635,594	$689,641	$725,177	$737,869

Portfolio turnover rate	0.63%	10.10%	13.84%	5.17%	5.17%	7.39%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. |	Semiannual Report	63

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F I N A N C I A L   H I G H L I G H T S

Franklin Florida Tax-Free Income Fund (continued)

	Six Months Ended
	August 31, 2018	Year Ended February 28,
	(unaudited)	2018	2017	2016[a]	2015	2014

Class C

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$10.69	$11.10	$11.41	$11.59	$11.25	$12.17

Income from investment operations[b]:

Net investment income[c]	0.17	0.34	0.37	0.39	0.42	0.41

Net realized and unrealized gains (losses)	0.01	(0.40)	(0.32)	(0.19)	0.35	(0.92)

Total from investment operations	0.18	(0.06)	0.05	0.20	0.77	(0.51)

Less distributions from:

Net investment income	(0.16)	(0.35)	(0.36)	(0.38)	(0.43)	(0.38)

Net realized gains	—	—	—	—	—	(0.03)

Total distributions	(0.16)	(0.35)	(0.36)	(0.38)	(0.43)	(0.41)

Net asset value, end of period	$10.71	$10.69	$11.10	$11.41	$11.59	$11.25

Total return[d]	1.72%	(0.58)%	0.46%	1.81%	6.94%	(4.19)%

Ratios to average net assets[e]

Expenses	1.23% [f]	1.22% [g]	1.20%	1.19%	1.19%	1.17%

Net investment income	3.10%	3.08%	3.27%	3.46%	3.70%	3.58%

Supplemental data

Net assets, end of period (000’s)	$65,831	$73,237	$90,754	$88,734	$89,809	$89,944

Portfolio turnover rate	0.63%	10.10%	13.84%	5.17%	5.17%	7.39%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

64	Semiannual Report	| The accompanying notes are an integral part of these financial statements.	franklintempleton.com

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F I N A N C I A L   H I G H L I G H T S

Franklin Florida Tax-Free Income Fund (continued)

	Six Months Ended		Year Ended
	August 31, 2018		February 28,
	(unaudited)		2018[a]

Class R6

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$10.49		$10.82

Income from investment operations[b]:

Net investment income[c]	0.20		0.24

Net realized and unrealized gains (losses)	0.01		(0.33)

Total from investment operations	0.21		(0.09)

Less distributions from net investment income	(0.20)		(0.24)

Net asset value, end of period	$10.50		$10.49

Total return[d]	2.00%		(0.88)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.57%		0.58%

Expenses net of waiver and payments by affiliates	0.55%	[f]	0.54%

Net investment income	3.78%		3.76%

Supplemental data

Net assets, end of period (000’s)	$2,189		$2,387

Portfolio turnover rate	0.63%		10.10%

aFor the period August 1, 2017 (effective date) to February 28, 2018.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. |	Semiannual Report	65

F R A N K L I N   T A X-F R E E   T R U S T

F I N A N C I A L   H I G H L I G H T S

Franklin Florida Tax-Free Income Fund (continued)

	Six Months Ended
	August 31, 2018	Year Ended February 28,
	(unaudited)	2018	2017[a]

Advisor Class

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$10.49	$10.89	$11.23

Income from investment operations[b]:

Net investment income[c]	0.20	0.40	0.20

Net realized and unrealized gains (losses)	0.01	(0.38)	(0.34)

Total from investment operations	0.21	0.02	(0.14)

Less distributions from net investment income	(0.20)	(0.42)	(0.20)

Net asset value, end of period	$10.50	$10.49	$10.89

Total return[d]	2.00%	0.17%	(1.25)%

Ratios to average net assets[e]

Expenses	0.58%[f]	0.57%[g]	0.55%

Net investment income	3.75%	3.73%	3.92%

Supplemental data

Net assets, end of period (000’s)	$23,581	$20,467	$10,916

Portfolio turnover rate	0.63%	10.10%	13.84%

aFor the period September 15, 2016 (effective date) to February 28, 2017.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

66	Semiannual Report	| The accompanying notes are an integral part of these financial statements.	franklintempleton.com

F R A N K L I N   T A X-F R E E   T R U S T

Statement of Investments, August 31, 2018 (unaudited)

Franklin Florida Tax-Free Income Fund

	Principal Amount	Value
Municipal Bonds 98.8%
Florida 96.0%
Alachua County Health Facilities Authority Health Facilities Revenue,
Shands HealthCare Project, Series D-1, Pre-Refunded, 6.50%, 12/01/19	$ 1,215,000	$ 1,229,118
Shands HealthCare Project, Series D-1, Pre-Refunded, 6.75%, 12/01/22	1,000,000	1,012,210
Shands HealthCare Project, Series D-2, Pre-Refunded, 6.75%, 12/01/30	5,000,000	5,059,850
Brevard County Health Facilities Authority Health Facilities Revenue,
Health First Inc. Project, Refunding, 5.00%, 4/01/39.	5,000,000	5,400,250
Health First Inc. Project, Series B, Pre-Refunded, 7.00%, 4/01/39	2,000,000	2,061,940
Broward County Water and Sewer Utility Revenue, Series A, Pre-Refunded, 5.25%, 10/01/34	2,200,000	2,206,050
Central Expressway Authority Revenue,
senior lien, Refunding, 4.00%, 7/01/41	5,000,000	5,123,200
senior lien, Refunding, Series B, 4.00%, 7/01/40	5,825,000	5,974,353
Citizens Property Insurance Corp. Revenue, Personal Lines Account/Commercial Lines Account, senior secured, Series A-1, 5.00%, 6/01/22	5,000,000	5,522,400
City of Winter Park Water and Sewer Revenue, Improvement, Pre-Refunded, 5.00%, 12/01/34	2,000,000	2,080,520
Clearwater City Water and Sewer Revenue, Series A, Pre-Refunded, 5.25%, 12/01/39	2,000,000	2,087,880
Collier County Educational Facilities Authority Revenue, Hodges University Inc. Project, 5.625%, 11/01/28	2,860,000	3,109,106
Collier County IDA Health Care Facilities Revenue, NCH Healthcare System Project, 6.25%, 10/01/39	5,000,000	5,479,900
Duval County School Board COP, Master Lease Program, Series A, Assured Guaranty, Pre-Refunded, 5.25%, 7/01/35	10,000,000	10,292,600
Escambia County Health Facilities Authority Health Facility Revenue,
Baptist Hospital Inc. Project, Refunding, Series A, 5.75%, 8/15/29	7,195,000	7,664,258
Baptist Hospital Inc. Project, Series A, 6.00%, 8/15/36	11,000,000	11,754,270
Florida Higher Educational Facilities Financing Authority Revenue,
Bethune-Cookman University Inc. Project, Refunding, 5.375%, 7/01/32	3,500,000	3,492,965
Nova Southeastern University Project, 6.375%, 4/01/31	2,750,000	2,999,425
Rollins College Project, Pre-Refunded, 5.00%, 12/01/37.	10,000,000	10,678,300
The University of Tampa Project, Refunding, Series A, 5.25%, 4/01/42	2,000,000	2,176,080
Florida State Board of Education GO,
Public Education Capital Outlay, Refunding, Series C, 4.00%, 6/01/35	5,340,000	5,653,138
Public Education Capital Outlay, Refunding, Series D, 6.00%, 6/01/23	15,000,000	17,684,400
Public Education Capital Outlay, Refunding, Series F, 4.00%, 6/01/37	8,000,000	8,401,760
Public Education Capital Outlay, Series H, 5.00%, 6/01/40	7,295,000	7,663,106
Florida State Governmental Utility Authority Revenue, Lehigh Utility System, Pre-Refunded, 5.25%, 10/01/40	5,000,000	5,491,200
Florida State Mid-Bay Bridge Authority Revenue,
Exchangeable, Series D, ETM, 6.10%, 10/01/22	3,545,000	4,017,336
first senior lien, Refunding, Series A, 5.00%, 10/01/40	5,000,000	5,462,850
Series A, ETM, 6.875%, 10/01/22	6,000,000	6,578,820
Florida State Municipal Loan Council Revenue, Series D, AGMC Insured, 5.50%, 10/01/41	3,750,000	4,105,087
Florida State Municipal Power Agency Revenue,
All-Requirements Power Supply Project, Series A, 5.00%, 10/01/31	950,000	952,404
All-Requirements Power Supply Project, Series A, Pre-Refunded, 5.00%, 10/01/31	5,050,000	5,062,978
All-Requirements Power Supply Project, Series A, Pre-Refunded, 6.25%, 10/01/31	2,000,000	2,097,780
Stanton Project, Refunding, 5.50%, 10/01/19	1,000,000	1,040,850
Fort Pierce Capital Improvement Revenue, Refunding, Series A, Assured Guaranty, 6.00%, 9/01/32	1,500,000	1,500,000
Fort Pierce Utilities Authority Revenue,
Capital Appreciation, Series B, AMBAC Insured, zero cpn., 10/01/20	3,090,000	2,946,377
Capital Appreciation, Series B, AMBAC Insured, zero cpn., 10/01/21	2,585,000	2,404,489
Capital Appreciation, Series B, AMBAC Insured, zero cpn., 10/01/22	3,090,000	2,785,944
Capital Appreciation, Series B, AMBAC Insured, zero cpn., 10/01/23	3,060,000	2,665,474
Capital Appreciation, Series B, AMBAC Insured, zero cpn., 10/01/24	2,560,000	2,145,510

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S T A T E M E N T   O F   I N V E S T M E N T S   ( U N A U D I T E D )

Franklin Florida Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Florida (continued)
Greater Orlando Aviation Authority Airport Facilities Revenue,
Priority Subordinated, Series A, 5.00%, 10/01/47	$ 5,000,000	$ 5,549,800
Series A, 5.00%, 10/01/39	5,000,000	5,294,550
Series C, Pre-Refunded, 5.00%, 10/01/39	4,250,000	4,401,555
Halifax Hospital Medical Center Hospital Revenue,
Daytona Beach, Refunding, 5.00%, 6/01/46	4,250,000	4,563,522
Daytona Beach, Refunding and Improvement, 5.00%, 6/01/36	2,500,000	2,761,100
Hillsborough County Aviation Authority Revenue, Tampa International Airport, Customer Facility Charge, Series A, 5.00%, 10/01/44	5,000,000	5,464,150
Jacksonville Sales Tax Revenue, Better Jacksonville, Refunding, 5.00%, 10/01/30	2,000,000	2,194,040
Lakeland Hospital Revenue, Lakeland Regional Health Systems, 5.00%, 11/15/45	12,300,000	13,397,529
Martin County Health Facilities Authority Hospital Revenue, Martin Memorial Medical Center, 5.50%, 11/15/42	2,100,000	2,261,343
Melbourne Water and Sewer Improvement Revenue, Capital Appreciation, FGIC Insured, ETM, zero cpn., 10/01/26	1,500,000	1,206,090
Melbourne Water and Sewer Revenue,
Capital Appreciation, Refunding, Series B, NATL Insured, zero cpn., 10/01/22	1,785,000	1,611,944
Capital Appreciation, Refunding, Series B, NATL Insured, zero cpn., 10/01/26	4,500,000	3,493,800
Miami Beach RDA Tax Increment Revenue, City Center/Historic Convention Village, Refunding, Series A, AGMC Insured, 5.00%, 2/01/40	5,000,000	5,588,000
Miami Beach Stormwater Revenue, 5.00%, 9/01/41	10,000,000	11,139,100
Miami Beach Water and Sewer Revenue, Refunding, 5.00%, 9/01/47	10,000,000	11,329,600
Miami Health Facilities Authority Revenue, Miami Jewish Health Systems Inc. Project, Refunding, 5.125%, 7/01/46	2,250,000	2,468,048
Miami Parking System Revenue, Refunding, Assured Guaranty, 5.00%, 10/01/39	4,000,000	4,120,120
Miami Special Obligation Revenue,
Parking, Marlins Stadium Project, Series A, AGMC Insured, 5.25%, 7/01/35	5,000,000	5,280,000
Street and Sidewalk Improvement Program, 5.625%, 1/01/39	15,000,000	15,187,350
Miami-Dade County Aviation Revenue,
Miami International Airport, Hub of the Americas, Series A, Pre-Refunded, 5.50%, 10/01/36	5,000,000	5,202,050
Miami International Airport, Refunding, Series A, 5.375%, 10/01/35	7,500,000	8,000,100
Miami International Airport, Refunding, Series B, 5.00%, 10/01/37.	10,000,000	11,155,400
Miami International Airport, Refunding, Series B, 5.00%, 10/01/40.	5,000,000	5,611,600
Miami-Dade County Expressway Authority Toll System Revenue, Series A, 5.00%, 7/01/40	18,770,000	19,685,976
Miami-Dade County Health Facilities Authority Hospital Revenue,
Miami Children’s Hospital Project, Series A, 6.125%, 8/01/42	1,055,000	1,128,966
Miami Children’s Hospital Project, Series A, Pre-Refunded, 6.125%, 8/01/42	2,945,000	3,175,564
Nicklaus Children’s Hospital Project, Refunding, 5.00%, 8/01/42	3,000,000	3,331,980
Nicklaus Children’s Hospital Project, Refunding, 4.00%, 8/01/47	3,500,000	3,510,325
Miami-Dade County School Board COP, Master Lease Purchase Agreement, Series A, Assured Guaranty, Pre-Refunded, 5.375%, 2/01/34	5,000,000	5,077,550
Miami-Dade County School District GO, School, 5.00%, 3/15/43	2,465,000	2,708,394
Miami-Dade County Seaport Revenue, Series A, 6.00%, 10/01/38	10,000,000	11,487,800
Miami-Dade County Transit System Sales Surtax Revenue, 5.00%, 7/01/42	15,000,000	16,165,200
Miami-Dade County Water and Sewer System Revenue,
Assured Guaranty, Pre-Refunded, 5.00%, 10/01/39	10,000,000	10,664,800
Refunding, Series A, 5.00%, 10/01/42	10,000,000	10,873,100
North Sumter County Utility Dependent District Utility Revenue, 5.75%, 10/01/43.	5,000,000	5,371,250

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S T A T E M E N T   O F   I N V E S T M E N T S   ( U N A U D I T E D )

Franklin Florida Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Florida (continued)
Orange County Health Facilities Authority Revenue,
Hospital, Orlando Health Inc., Series A, 5.00%, 10/01/42	$10,000,000	$10,795,700
Hospital, Orlando Health Obligated Group, Refunding, Series A, 5.00%, 10/01/39	5,500,000	6,075,630
Hospital, Orlando Regional Healthcare System, Series C, Pre-Refunded, 5.25%, 10/01/35	4,000,000	4,010,840
Presbyterian Retirement Communities Project, 5.00%, 8/01/41	5,000,000	5,435,600
Orange County School Board COP, Series A, Assured Guaranty, Pre-Refunded, 5.50%, 8/01/34	10,000,000	10,347,200
Orlando-Orange County Expressway Authority Revenue,
Refunding, Series A, 5.00%, 7/01/35	8,330,000	9,226,308
Series A, Pre-Refunded, 5.00%, 7/01/40	5,000,000	5,285,450
Series C, Pre-Refunded, 5.00%, 7/01/35	4,000,000	4,224,640
Series C, Pre-Refunded, 5.00%, 7/01/40	2,755,000	2,912,283
Palm Beach County Health Facilities Authority Revenue, Lifespace Communities Inc., Refunding, Series B, 5.00%, 5/15/47	5,000,000	5,311,050
Palm Beach County Solid Waste Authority Revenue, Improvement, Series B, Pre-Refunded, 5.50%, 10/01/25	5,000,000	5,014,650
Palm Beach County Water and Sewer Revenue, 5.00%, 10/01/40	5,000,000	5,166,900
Panama City Beach Utility Revenue, Assured Guaranty, Pre-Refunded, 5.00%, 6/01/39	3,000,000	3,074,100
Port St. Lucie Utility System Revenue, Refunding, Assured Guaranty, 5.25%, 9/01/35	225,000	225,000
Sarasota County Health Facilities Authority Retirement Facility Revenue,
Improvement, Sunnyside Village Project, 5.00%, 5/15/33	600,000	664,482
Improvement, Sunnyside Village Project, 5.00%, 5/15/38	1,025,000	1,126,731
Improvement, Sunnyside Village Project, 5.00%, 5/15/48	1,850,000	2,024,326
Sarasota County Health Facilities Authority Revenue,
Retirement Facility, Improvement, Village On The Isle Project, Refunding, 5.00%, 1/01/32	1,100,000	1,194,094
Retirement Facility, Improvement, Village On The Isle Project, Series A, 5.00%, 1/01/37	1,350,000	1,452,290
Retirement Facility, Improvement, Village On The Isle Project, Series A, 5.00%, 1/01/42	1,600,000	1,714,560
Retirement Facility, Improvement, Village On The Isle Project, Series A, 5.00%, 1/01/47	2,450,000	2,616,477
South Lake County Hospital District Revenue, South Lake Hospital Inc., Refunding, 5.25%, 10/01/34	5,000,000	5,235,900
South Miami Health Facilities Authority Hospital Revenue,
Baptist Health South Florida, Refunding, 4.00%, 8/15/42	5,000,000	5,063,750
Baptist Health South Florida, Refunding, 5.00%, 8/15/42	6,500,000	7,322,900
St. Petersburg Public Utilities Revenue, Series A, Pre-Refunded, 5.00%, 10/01/36	3,180,000	3,293,399
Sunrise Utilities System Revenue,
AMBAC Insured, Pre-Refunded, 5.20%, 10/01/22	1,050,000	1,101,387
Refunding, AMBAC Insured, 5.20%, 10/01/22	1,500,000	1,504,005
Tamarac Utility System Revenue, Assured Guaranty, Pre-Refunded, 5.00%, 10/01/39	1,585,000	1,641,521
Tampa Bay Water Regional Water Supply Authority Utility System Revenue,
5.00%, 10/01/38	10,000,000	11,178,800
Pre-Refunded, 5.00%, 10/01/38	3,000,000	3,007,710
Tampa Health System Revenue, Baycare, Series A, 4.00%, 11/15/46	5,000,000	5,075,950
Tampa Hospital Revenue, H. Lee Moffitt Cancer Center Project, Refunding, Series B, 5.00%, 7/01/37	5,000,000	5,501,900
Tampa Sports Authority Revenue,
Guaranteed Package, Tampa Bay Arena Project, NATL Insured, 6.05%, 10/01/20	920,000	954,482
Guaranteed Package, Tampa Bay Arena Project, NATL Insured, 6.10%, 10/01/26	2,695,000	3,105,179
Tampa-Hillsborough County Expressway Authority Revenue, 5.00%, 7/01/47	5,000,000	5,629,500
University of North Florida FICO Revenue, Capital Improvement, Housing Project, Refunding, AGMC Insured, 5.00%, 11/01/35.	5,000,000	5,599,450
Volusia County Educational Facility Authority Revenue,
Educational Facilities, Embry-Riddle Aeronautical University Inc. Project, Refunding, 5.00%, 10/15/42	1,500,000	1,672,935
Educational Facilities, Embry-Riddle Aeronautical University Inc. Project, Refunding, 5.00%, 10/15/47	3,500,000	3,889,095

		573,202,048

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S T A T E M E N T   O F   I N V E S T M E N T S    ( U N A U D I T E D )

Franklin Florida Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
U.S. Territories 2.8%
Puerto Rico 2.8%
[a] Puerto Rico Electric Power Authority Power Revenue,
Refunding, Series A, 5.00%, 7/01/42	$10,000,000	$6,487,500
Series XX, 5.25%, 7/01/40.	10,000,000	6,487,500
Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities Financing Authority
Revenue, Cogeneration Facility, AES Puerto Rico Project, 6.625%, 6/01/26	3,900,000	3,753,750

		16,728,750

Total Municipal Bonds before Short Term Investments (Cost $569,683,172)		589,930,798

Short Term Investments (Cost $1,000,000) 0.2%

Municipal Bonds 0.2%
Florida 0.2%
[b] St. Lucie County PCR, Florida Power and Light Co. Project, Refunding, Daily VRDN and Put, 1.53%, 9/01/28	1,000,000	1,000,000

Total Investments (Cost $570,683,172) 99.0%		590,930,798
Other Assets, less Liabilities 1.0%		6,242,719

Net Assets 100.0%		$597,173,517

See Abbreviations on page 152.

aSee Note 7 regarding defaulted securities.

bVariable rate demand notes (VRDNs) are obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. Unless otherwise noted, the coupon rate is determined based on factors including supply and demand, underlying credit, tax treatment, and current short term rates. The coupon rate shown represents the rate at period end.

70	Semiannual Report	| The accompanying notes are an integral part of these financial statements.	franklintempleton.com

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Financial Highlights

Franklin Georgia Tax-Free Income Fund

	Six Months Ended
	August 31, 2018	Year Ended February 28,
	(unaudited)	2018	2017	2016[a]	2015	2014

Class A

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$11.65	$11.99	$12.32	$12.46	$12.02	$12.80

Income from investment operations[b]:

Net investment income[c]	0.19	0.39	0.42	0.45	0.46	0.46

Net realized and unrealized gains (losses)	(0.03)	(0.33)	(0.33)	(0.14)	0.44	(0.78)

Total from investment operations	0.16	0.06	0.09	0.31	0.90	(0.32)

Less distributions from net investment income	(0.19)	(0.40)	(0.42)	(0.45)	(0.46)	(0.46)

Net asset value, end of period	$11.62	$11.65	$11.99	$12.32	$12.46	$12.02

Total return[d]	1.40%	0.46%	0.69%	2.56%	7.57%	(2.47)%

Ratios to average net assets[e]

Expenses	0.70%[f]	0.69%[g]	0.67%	0.67%	0.67%	0.66%

Net investment income	3.26%	3.25%	3.36%	3.67%	3.73%	3.83%

Supplemental data

Net assets, end of period (000’s)	$342,578	$363,390	$428,301	$429,103	$410,603	$391,837

Portfolio turnover rate	7.38%	9.33%	8.34%	4.92%	11.89%	5.87%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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F I N A N C I A L   H I G H L I G H T S

Franklin Georgia Tax-Free Income Fund (continued)

	Six Months Ended
	August 31, 2018	Year Ended February 28,
	(unaudited)	2018	2017	2016[a]	2015	2014

Class C

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$11.83	$12.16	$12.49	$12.63	$12.17	$12.96

Income from investment operations[b]:

Net investment income[c]	0.16	0.33	0.35	0.39	0.40	0.40

Net realized and unrealized gains (losses)	(0.04)	(0.33)	(0.33)	(0.15)	0.45	(0.80)

Total from investment operations	0.12	—	0.02	0.24	0.85	(0.40)

Less distributions from net investment income	(0.16)	(0.33)	(0.35)	(0.38)	(0.39)	(0.39)

Net asset value, end of period	$11.79	$11.83	$12.16	$12.49	$12.63	$12.17

Total return[d]	1.01%	(0.02)%	0.12%	1.97%	7.06%	(3.06)%

Ratios to average net assets[e]

Expenses	1.25% [f]	1.24%[g]	1.22%	1.22%	1.22%	1.21%

Net investment income	2.71%	2.70%	2.81%	3.12%	3.18%	3.28%

Supplemental data

Net assets, end of period (000’s)	$95,056	$109,722	$128,544	$126,117	$123,265	$112,533

Portfolio turnover rate	7.38%	9.33%	8.34%	4.92%	11.89%	5.87%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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F I N A N C I A L   H I G H L I G H T S

Franklin Georgia Tax-Free Income Fund (continued)

	Six Months Ended	Year Ended
	August 31, 2018	February 28,
	(unaudited)	2018[a]

Class R6

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$11.66	$11.94

Income from investment operations[b]:

Net investment income[c]	0.20	0.24

Net realized and unrealized gains (losses)	(0.04)	(0.29)

Total from investment operations	0.16	(0.05)

Less distributions from net investment income	(0.20)	(0.23)

Net asset value, end of period	$11.62	$11.66

Total return[d]	1.37%	(0.40)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.57%	4.47%

Expenses net of waiver and payments by affiliates	0.56%[f]	0.55%

Net investment income	3.40%	3.39%

Supplemental data

Net assets, end of period (000’s)	$3,225	$5

Portfolio turnover rate	7.38%	9.33%

aFor the period August 1, 2017 (effective date) to February 28, 2018.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

fBenefit of expense reduction rounds to less than 0.01%.

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F I N A N C I A L   H I G H L I G H T S

Franklin Georgia Tax-Free Income Fund (continued)

	Six Months Ended
	August 31, 2018	Year Ended February 28,
	(unaudited)	2018	2017[a]

Advisor Class

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$11.66	$11.99	$12.41

Income from investment operations[b]:

Net investment income[c]	0.20	0.40	0.20

Net realized and unrealized gains (losses)	(0.04)	(0.32)	(0.43)

Total from investment operations	0.16	0.08	(0.23)

Less distributions from net investment income	(0.20)	(0.41)	(0.19)
Net asset value, end of period	$11.62	$11.66	$11.99

Total return[d]	1.36%	0.64%	(1.82)%

Ratios to average net assets[e]

Expenses	0.60%[f]	0.59%[g]	0.57%

Net investment income	3.36%	3.35%	3.46%

Supplemental data

Net assets, end of period (000’s)	$37,231	$35,389	$21,454

Portfolio turnover rate	7.38%	9.33%	8.34%

aFor the period September 15, 2016 (effective date) to February 28, 2017.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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Statement of Investments, August 31, 2018 (unaudited)

Franklin Georgia Tax-Free Income Fund

	Principal Amount	Value
Municipal Bonds 99.0%
Georgia 98.3%
Athens Housing Authority Revenue,
UGAREF East Campus Housing Phase II LLC Project, Refunding, 5.00%, 6/15/36	$2,390,000	$2,709,017
UGAREF Fraternity Row LLC Project, Refunding, 4.00%, 6/15/40	5,000,000	5,156,750
Athens-Clarke County Unified Government Water and Sewerage Revenue,
Pre-Refunded, 5.625%, 1/01/33	10,000,000	10,131,500
Pre-Refunded, 5.50%, 1/01/38	5,000,000	5,063,750
Atlanta Airport General Revenue,
Refunding, Series B, 5.00%, 1/01/42	2,000,000	2,164,360
Refunding, Series C, 6.00%, 1/01/30	6,000,000	6,567,540
Series A, 5.00%, 1/01/40	9,000,000	9,351,540
Atlanta Airport Passenger Facility Charge Revenue,
General, sub. lien, Refunding, Series A, 5.00%, 1/01/33	4,005,000	4,492,448
General, sub. lien, Refunding, Series A, 5.00%, 1/01/34	3,250,000	3,643,835
Atlanta and Fulton County Recreation Authority Revenue, Park Improvement, Refunding, Series A, 5.00%, 12/01/35	3,530,000	3,986,676
The Atlanta Development Authority Revenue,
New Downtown Atlanta Stadium Project, senior lien, Series A-1, 5.25%, 7/01/40	7,750,000	8,813,145
New Downtown Atlanta Stadium Project, senior lien, Series A-1, 5.25%, 7/01/44	3,000,000	3,403,620
Tuff Yamacraw LLC Project, Refunding, Series A, AMBAC Insured, 5.00%, 1/01/26	2,555,000	2,745,858
Atlanta Development Authority Student Housing Facilities Revenue, Piedmont/Ellis LLC University Commons Project Located on the Campus of Georgia State University, Pre-Refunded, 5.00%, 9/01/32	2,000,000	2,263,220
Atlanta GO, Assured Guaranty, Pre-Refunded, 5.25%, 12/01/23	2,000,000	2,087,880
Atlanta Tax Allocation, Beltline Project, Refunding, Series B, 5.00%, 1/01/31	1,780,000	2,023,540
Atlanta Water and Wastewater Revenue,
Refunding, 5.00%, 11/01/43	10,000,000	11,198,100
Refunding, Series B, 5.00%, 11/01/47	5,000,000	5,730,550
Series A, AGMC Insured, 5.50%, 11/01/27	5,000,000	5,974,150
Series A, Pre-Refunded, 6.00%, 11/01/28	5,055,000	5,306,132
Bainbridge PFAR, Decatur County Projects, AGMC Insured, 4.00%, 3/01/43	4,000,000	4,066,400
[a] Baldwin County Hospital Authority Revenue,
Oconee Regional Medical Center, 5.25%, 12/01/22	2,500,000	25
Oconee Regional Medical Center, 5.375%, 12/01/28	2,000,000	20
Bartow-Catersville Joint Development Authority Revenue, GHC Student Center LLC Project, AGMC Insured, 5.00%, 6/15/36	4,155,000	4,437,706
Bibb County Development Authority Revenue, Macon State College Foundation Real Estate II LLC Project, AGMC Insured, 5.00%, 7/01/40	5,000,000	5,414,800
Brunswick and Glynn County Joint Water and Sewer Commission Revenue, Refunding, Series C, AGMC Insured, 5.00%, 6/01/33	2,045,000	2,140,665
Buford GO, Refunding, Series C, 4.00%, 1/01/43	5,000,000	5,175,300
Bulloch County Development Authority Student Housing Revenue, Georgia Southern University Housing Foundation Five LLC Project, AGMC Insured, 5.00%, 7/01/36	2,055,000	2,196,405
Burke County Development Authority PCR, Oglethorpe Power Corp. Vogtle Project, Refunding, Series D, 4.125%, 11/01/45	7,000,000	6,937,490
Carroll City-County Hospital Authority Revenue,
Anticipation Certificates, Tanner Medical Center Inc. Project, 5.00%, 7/01/41	2,000,000	2,215,100
Anticipation Certificates, Tanner Medical Center Inc. Project, Pre-Refunded, 5.00%, 7/01/40	5,000,000	5,294,700
Carrollton Payroll Development Authority Revenue, UWG Athletic Complex LLC Project, Anticipation Certificates, Refunding, AGMC Insured, 5.00%, 6/15/37	3,140,000	3,534,729
Clayton County Development Authority Revenue, Tuff Archives LLC-Secretary of State of Georgia Project, Refunding, 5.00%, 7/01/33	5,000,000	5,493,050

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Franklin Georgia Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Georgia (continued)
Clayton County Development Authority Student Housing Revenue, CSU Foundation Real Estate II LLC Project, AGMC Insured, 5.00%, 7/01/36	$3,000,000	$3,202,200
Clayton County Hospital Authority Revenue,
Anticipation Certificates, Southern Regional Medical Center Project, Series A, Pre-Refunded, 5.00%, 8/01/30	2,000,000	2,114,680
Anticipation Certificates, Southern Regional Medical Center Project, Series A, Pre-Refunded, 5.25%, 8/01/35	1,000,000	1,062,000
Clayton County Urban RDAR, Clayton County Project, Refunding, 5.00%, 2/01/28	1,285,000	1,407,281
Cobb County Development Authority Revenue, Georgia Tech Cobb Research Campus, Series A, 4.00%, 6/01/42	1,600,000	1,652,400
Cobb County Development Authority Student Housing Revenue, Kennesaw State University Real Estate Foundations Projects, Senior, Refunding, Series A, 5.00%, 7/15/38	2,000,000	2,205,860
Cobb County Development Authority Student Recreation and Activities Center Revenue,
KSU SRAC Real Estate Foundation LLC Project, 5.00%, 7/15/35	2,500,000	2,712,275
KSU SRAC Real Estate Foundation LLC Project, 5.00%, 7/15/38	2,500,000	2,708,450
Columbus Water and Sewerage Revenue, Series A, 5.00%, 5/01/33	1,030,000	1,159,780
Coweta County Development Authority Revenue, Piedmont Healthcare Inc. Project, 5.00%, 6/15/40	5,000,000	5,243,500
Dalton GO, 5.00%, 2/01/48	3,000,000	3,464,520
Dalton-Whitfield County Joint Development Authority Revenue, Hamilton Health Care System Obligated Group, 4.00%, 8/15/41	3,000,000	3,080,790
Decatur Urban RDAR, City of Decatur Projects, Series A, 5.00%, 1/01/38	6,195,000	6,825,589
DeKalb County Water and Sewerage Revenue,
Refunding, Series B, AGMC Insured, 5.00%, 10/01/35	10,655,000	12,238,333
Second Resolution, Series A, 5.25%, 10/01/41	11,425,000	12,426,058
DeKalb Newton and Gwinnett County Joint Development Authority Revenue,
GGC Student Center LLC Project, Pre-Refunded, 5.50%, 7/01/34	3,000,000	3,092,610
GGCF Athletic Fields LLC Project, Series A, AGMC Insured, 5.00%, 7/01/39	5,000,000	5,416,700
DeKalb Private Hospital Authority Revenue, Anticipation Certificates, Children’s Healthcare of Atlanta Inc. Project, Refunding, 5.25%, 11/15/39	5,000,000	5,183,450
Fairburn GO, AGMC Insured, Pre-Refunded, 5.75%, 12/01/31	2,000,000	2,241,380
Floyd County Hospital Authority Revenue, Anticipation Certificates, Floyd Medical Center Project, Refunding, Series A, 4.00%, 7/01/43.	7,735,000	7,817,610
Forsyth County School District GO, 5.00%, 2/01/38	2,650,000	3,107,549
Fulton County Development Authority Hospital Revenue, Anticipation Certificates, Wellstar Health System Inc. Project, Series A, 5.00%, 4/01/47	1,000,000	1,100,120
Fulton County Development Authority Revenue,
AMC Campus Project I LLC Project, AGMC Insured, 5.00%, 6/15/37	3,075,000	3,279,088
Georgia Tech Facilities, 4.00%, 3/01/43	2,000,000	2,068,700
Georgia Tech Facilities Inc. Project, Refunding, Series A, 5.00%, 6/01/34	4,000,000	4,086,560
Georgia Tech Facilities Inc. Project, Series A, 5.00%, 6/01/41	3,500,000	3,674,755
Piedmont Healthcare Inc. Project, Refunding, Series A, 5.00%, 7/01/44	10,000,000	10,904,400
Piedmont Healthcare Inc. Project, Series A, Pre-Refunded, 5.25%, 6/15/37	5,000,000	5,141,550
Fulton County GO, Library Bond, 4.00%, 7/01/40	5,000,000	5,219,050
Fulton County Residential Care Facilities Elderly Authority Retirement Facility Revenue, Lenbrook Square Foundation Inc. Project, Refunding, 5.00%, 7/01/42	5,500,000	5,984,440

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Franklin Georgia Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Georgia (continued)
Gainesville and Hall County Hospital Authority Revenue,
Anticipation Certificates, Northeast Georgia Health System Inc. Project, Refunding, Series A, 5.375%, 2/15/40	$1,245,000	$1,307,076
Anticipation Certificates, Northeast Georgia Health System Inc. Project, Refunding, Series A, 5.00%, 2/15/42	7,000,000	7,724,080
Anticipation Certificates, Northeast Georgia Health System Inc. Project, Series A, Pre-Refunded, 5.375%, 2/15/40	3,755,000	3,945,529
Georgia Municipal Electric Authority Revenue,
Plant Vogtle Units 3 and 4 Project J, Series A, 5.50%, 7/01/60	3,000,000	3,303,780
Power, Series GG, 5.00%, 1/01/39	7,000,000	7,619,570
Project One, Subordinated, Refunding, Series D, 5.50%, 1/01/26	1,390,000	1,393,155
Georgia State GO,
Series A, 4.00%, 7/01/36	5,000,000	5,360,850
Series A-2, 4.00%, 2/01/36	10,000,000	10,630,800
Georgia State HFAR,
SFM, Series A, 3.80%, 12/01/37	5,000,000	5,034,850
SFM, Series A, 3.95%, 12/01/43	3,000,000	3,010,890
Georgia State Municipal Gas Authority Revenue,
Gas Portfolio III Project, Refunding, Series S, 5.00%, 10/01/25	2,500,000	2,759,900
Gas Portfolio III Project, Refunding, Series S, 5.00%, 10/01/26	2,500,000	2,759,900
Glynn-Brunswick Memorial Hospital Authority Revenue, Anticipation Certificates, Southeast Georgia Health System Project, 5.00%, 8/01/47	5,000,000	5,449,550
Gwinnett County Development Authority COP,
Gwinnett County Public Schools Project, Refunding, NATL Insured, 5.25%, 1/01/22	3,000,000	3,315,870
Gwinnett County Public Schools Project, Refunding, NATL Insured, 5.25%, 1/01/24	2,000,000	2,307,980
Gwinnett County Hospital Authority Revenue, Anticipation Certificates, Gwinnett Hospital System Inc. Project, Series D, AGMC Insured, 5.50%, 7/01/37	4,000,000	4,113,160
Gwinnett County School District GO, Refunding, 5.00%, 2/01/35	3,000,000	3,427,920
Henry County School District GO, 4.00%, 8/01/33	9,180,000	9,855,097
Hogansville Combined Public Utility System Revenue, Refunding, AGMC Insured, 6.00%, 10/01/23	2,610,000	2,794,710
Lawrenceville Building Authority Revenue, 5.00%, 4/01/35	2,270,000	2,541,810
Lincoln County School District GO, Pre-Refunded, 5.50%, 4/01/37	2,200,000	2,249,412
Macon Water Authority Revenue, Water and Sewer, 4.00%, 10/01/35	2,810,000	3,099,065
Macon-Bibb County Hospital Authority Revenue, Anticipation Certificates, The Medical Center of Central Georgia Inc. Project, Pre-Refunded, 5.00%, 8/01/35	5,000,000	5,146,650
Main Street Natural Gas Inc. Revenue, Gas Project, Series A, 5.50%, 9/15/27	5,000,000	5,929,950
Medical Center Hospital Authority Revenue, Anticipation Certificates, Columbus Regional Healthcare System Inc. Project, AGMC Insured, Pre-Refunded, 5.00%, 8/01/41	5,000,000	5,286,700
Metropolitan Atlanta Rapid Transit Authority Sales Tax Revenue, Third Indenture Series, Series B, 5.00%, 7/01/45	5,000,000	5,662,600
Moultrie-Colquitt County Development Authority Revenue, Philadelphia College of Osteopathic Medicine Project, 5.00%, 12/01/43	4,815,000	5,489,630
Paulding County Hospital Authority Revenue, Anticipation Certificates, Series A, 5.00%, 4/01/42	3,500,000	3,725,610
Pierce County School District GO, 4.00%, 1/01/43	3,725,000	3,859,435
Private Colleges and Universities Authority Revenue,
Emory University, Refunding, Series A, 5.00%, 9/01/41	8,695,000	9,387,644
Emory University, Refunding, Series A, 5.00%, 10/01/43	5,000,000	5,526,650
Emory University, Refunding, Series B, 5.00%, 9/01/35	10,000,000	10,321,200

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Franklin Georgia Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Georgia (continued)
Richmond County Hospital Authority Revenue,
Anticipation Certificates, University Health Services Inc. Project, Refunding, 4.00%, 1/01/34	$4,460,000	$4,617,438
Anticipation Certificates, University Health Services Inc. Project, Refunding, 4.00%, 1/01/35	5,055,000	5,222,927
Anticipation Certificates, University Health Services Inc. Project, Refunding, 4.00%, 1/01/36	3,250,000	3,348,995
Sandy Springs PFAR, City Center Project, 5.00%, 5/01/41	3,000,000	3,416,370
Thomasville Hospital Authority Revenue,
Anticipation Certificates, John D. Archbold Memorial Hospital Inc. Project, Pre-Refunded, 5.25%, 11/01/35	1,000,000	1,072,250
Anticipation Certificates, John D. Archbold Memorial Hospital Inc. Project, Pre-Refunded, 5.375%, 11/01/40	5,000,000	5,374,400
Tift County Hospital Revenue, Anticipation Certificates, Refunding, 5.00%, 12/01/38	2,000,000	2,187,200
Valdosta and Lowndes County Hospital Authority Revenue,
Certificates, South Georgia Medical Center Project, 5.00%, 10/01/33.	2,000,000	2,012,080
Certificates, South Georgia Medical Center Project, Series B, 5.00%, 10/01/41	3,000,000	3,221,340
Worth County School District GO, 5.00%, 12/01/42	5,000,000	5,705,700

		470,061,402

U.S. Territories 0.7%
Puerto Rico 0.7%
[a] Puerto Rico Electric Power Authority Power Revenue, Series XX, 5.25%, 7/01/40	5,000,000	3,243,750

Total Municipal Bonds before Short Term Investments (Cost $464,103,226)		473,305,152

Short Term Investments (Cost $800,000) 0.2%

Municipal Bonds 0.2%
Georgia 0.2%
[b] Athens-Clarke County Unified Government Development Authority Revenue, University of Georgia Athletic Assn. Project, Series B, LOC Wells Fargo Bank, Daily VRDN and Put, 1.54%, 7/01/35	800,000	800,000

Total Investments (Cost $464,903,226) 99.2%		474,105,152
Other Assets, less Liabilities 0.8%		3,985,138

Net Assets 100.0%.		$478,090,290

See Abbreviations on page 152.

aSee Note 7 regarding defaulted securities.

bVariable rate demand notes (VRDNs) are obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. Unless otherwise noted, the coupon rate is determined based on factors including supply and demand, underlying credit, tax treatment, and current short term rates. The coupon rate shown represents the rate at period end.

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Financial Highlights

Franklin Kentucky Tax-Free Income Fund

	Six Months Ended
	August 31, 2018	Year Ended February 28,
	(unaudited)	2018	2017	2016[a]	2015	2014

Class A

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$10.77	$11.01	$11.31	$11.52	$11.12	$11.86

Income from investment operations[b]:

Net investment income[c]	0.17	0.37	0.40	0.41	0.43	0.43

Net realized and unrealized gains (losses)	(0.06)	(0.24)	(0.30)	(0.21)	0.40	(0.75)

Total from investment operations	0.11	0.13	0.10	0.20	0.83	(0.32)

Less distributions from net investment income	(0.17)	(0.37)	(0.40)	(0.41)	(0.43)	(0.42)

Net asset value, end of period	$10.71	$10.77	$11.01	$11.31	$11.52	$11.12

Total return[d]	1.07%	1.20%	0.86%	1.82%	7.61%	(2.70)%

Ratios to average net assets[e]

Expenses	0.80% [f]	0.79%	0.77%	0.76%	0.78%	0.76%

Net investment income	3.15%	3.40%	3.51%	3.61%	3.81%	3.82%

Supplemental data

Net assets, end of period (000’s)	$144,602	$150,182	$165,613	$173,093	$168,278	$165,889

Portfolio turnover rate	8.75%	13.90%	9.14%	5.91%	6.35%	10.56%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

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F I N A N C I A L   H I G H L I G H T S

Franklin Kentucky Tax-Free Income Fund (continued)

	Six Months Ended August 31, 2018 (unaudited)	Year Ended February 28, 2018[a]

Class R6

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$10.77	$10.98

Income from investment operations[b]:

Net investment income[c]	0.18	0.23

Net realized and unrealized gains (losses)	(0.06)	(0.22)

Total from investment operations	0.12	0.01

Less distributions from net investment income	(0.18)	(0.22)

Net asset value, end of period	$10.71	$10.77

Total return[d]	1.13%	0.07%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.68%	0.70%

Expenses net of waiver and payments by affiliates	0.66%[f]	0.65%

Net investment income	3.29%	3.54%

Supplemental data

Net assets, end of period (000’s)	$2,150	$2,085

Portfolio turnover rate	8.75%	13.90%

aFor the period August 1, 2017 (effective date) to February 28, 2018.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

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F I N A N C I A L   H I G H L I G H T S

Franklin Kentucky Tax-Free Income Fund (continued)

	Six Months Ended
	August 31, 2018	Year Ended February 28,
	(unaudited)	2018	2017[a]

Advisor Class

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$10.77	$11.01	$11.35

Income from investment operations[b]:

Net investment income[c]	0.18	0.38	0.19

Net realized and unrealized gains (losses)	(0.05)	(0.24)	(0.35)

Total from investment operations	0.13	0.14	(0.16)

Less distributions from net investment income	(0.18)	(0.38)	(0.18)

Net asset value, end of period	$10.72	$10.77	$11.01

Total return[d]	1.21%	1.30%	(1.36)%

Ratios to average net assets[e]

Expenses	0.70%[f]	0.69%	0.67%

Net investment income	3.25%	3.50%	3.61%

Supplemental data

Net assets, end of period (000’s)	$6,716	$7,438	$6,896

Portfolio turnover rate	8.75%	13.90%	9.14%

aFor the period September 15, 2016 (effective date) to February 28, 2017.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

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Statement of Investments, August 31, 2018 (unaudited)

Franklin Kentucky Tax-Free Income Fund

	Principal Amount	Value
Municipal Bonds 92.5%
Kentucky 92.5%
Boyle County Revenue, Educational Facilities, Centre College of Kentucky, Refunding, 5.00%, 6/01/37	$2,000,000	$2,206,660
Eastern Kentucky University General Receipts Revenue, Series A, 4.00%, 10/01/37	1,540,000	1,582,473
Fayette County School District Finance Corp. Revenue,
School Building, Series A, 4.00%, 5/01/38	1,000,000	1,034,650
School Building, Series D, 5.00%, 8/01/34	1,985,000	2,216,471
Glasgow Healthcare Revenue, T.J. Samson Community Hospital Project, 6.45%, 2/01/41	2,000,000	2,126,280
Greater Kentucky Housing Assistance Corp. Mortgage Revenue, Section 8 Assisted Projects, Refunding, Series A, NATL Insured, 6.10%, 1/01/24	175,000	175,427
Jefferson County School District Finance Corp. School Building Revenue, Refunding, Series B, 4.00%, 12/01/26	3,500,000	3,863,930
Kentucky Economic Development Finance Authority Revenue,
Catholic Health Initiatives, Refunding, Series A, 5.00%, 5/01/29	5,670,000	5,755,107
Hospital, Baptist Healthcare System Obligated Group, 5.25%, 8/15/46	5,000,000	5,242,700
Kentucky Rural Water Finance Corp. Public Project Revenue,
Multimodal, Flexible Term Program, Series A, 5.00%, 2/01/26	485,000	486,208
Multimodal, Flexible Term Program, Series I, 5.00%, 2/01/34.	1,010,000	1,012,070
Kentucky State Housing Corp. Conduit MFHR,
Collateral Mortgage Loan, Country Place Apartments Project, GNMA Secured, 5.00%, 4/20/40	2,280,000	2,357,224
Collateral Mortgage Loan, Country Place Apartments Project, GNMA Secured, 5.25%, 4/20/45	1,850,000	1,911,901
Kentucky State Infrastructure Authority Revenue,
Wastewater and Drinking Water Revolving Fund, Series A, Pre-Refunded, 5.00%, 2/01/28	2,000,000	2,204,180
Wastewater and Drinking Water Revolving Fund, Series A, Pre-Refunded, 5.00%, 2/01/31	4,190,000	4,617,757
Kentucky State Municipal Power Agency Power System Revenue, Prairie State Project, Refunding, Series A, NATL Insured, 5.00%, 9/01/36	3,000,000	3,287,160
Kentucky State Property and Buildings Commission Revenue,
Project No. 90, Pre-Refunded, 5.50%, 11/01/28	5,000,000	5,031,150
Project No. 108, Refunding, Series A, 5.00%, 8/01/34.	3,500,000	3,892,035
Project No. 115, 5.00%, 4/01/38	2,500,000	2,748,375
Project No. 117, Series B, 5.00%, 5/01/26	1,000,000	1,139,520
Project No. 117, Series B, 5.00%, 5/01/27	2,000,000	2,288,100
Kentucky State Turnpike Authority Economic Development Road Revenue,
Revitalization Projects, Refunding, Series A, 5.00%, 7/01/30	2,500,000	2,693,300
Revitalization Projects, Refunding, Series A, 5.00%, 7/01/36	550,000	623,738
Revitalization Projects, Refunding, Series A, 5.00%, 7/01/37	700,000	792,127
Revitalization Projects, Series A, 5.00%, 7/01/32	2,000,000	2,218,060
Revitalization Projects, Series A, 5.00%, 7/01/33	3,000,000	3,389,280
Revitalization Projects, Series A, Pre-Refunded, 5.00%, 7/01/29	1,000,000	1,026,810
Lexington-Fayette Urban County Airport Board Revenue,
General Airport, Refunding, Series B, 5.00%, 7/01/29	1,185,000	1,306,877
General Airport, Series A, Pre-Refunded, 5.00%, 7/01/27	2,000,000	2,055,280
Lexington-Fayette Urban County Government Public Facilities Corp. Lease Revenue, Eastern State Hospital Project, Refunding, Series A, 5.25%, 6/01/32	3,000,000	3,229,350
Louisville and Jefferson County Metro Government Parking Authority Revenue, first mortgage, Series A, Pre-Refunded, 5.375%, 12/01/39	1,995,000	2,085,713
Louisville and Jefferson County Metropolitan Sewer District Revenue,
Sewer and Drainage System, Refunding, Series A, 4.00%, 5/15/38	5,000,000	5,233,150
Sewer and Drainage System, Series A, 5.00%, 5/15/27	1,000,000	1,157,940
Sewer and Drainage System, Series A, 4.00%, 5/15/48	5,000,000	5,133,500
Louisville/Jefferson County Metro Government Revenue,
College, Bellarmine University Project, Refunding and Improvement, Series A, 5.00%, 5/01/36	2,715,000	2,920,064
College, Improvement and Refunding, Bellarmine University Inc. Project, 5.00%, 5/01/31	2,000,000	2,168,000

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S T A T E M E N T   OF   I N V E S T M E N T S   ( U N A U D I T E D )

Franklin Kentucky Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Kentucky (continued)
Morehead State University General Receipts Revenue, Refunding, Series A, 5.00%, 10/01/28	$1,910,000	$2,140,021
Murray Hospital Facilities Revenue, Murray-Calloway County Public Hospital Corp. Project, Pre-Refunded, 6.375%, 8/01/40	2,500,000	2,707,350
Owen County Waterworks System Revenue,
American Water Co. Project, Series A, 6.25%, 6/01/39	2,000,000	2,066,320
American Water Co. Project, Series A, 5.375%, 6/01/40	2,000,000	2,114,380
American Water Co. Project, Series B, 5.625%, 9/01/39	2,000,000	2,074,640
Owensboro Electric Light and Power System Revenue, Refunding, 4.00%, 1/01/27	1,250,000	1,360,625
Paducah Electric Plant Board Revenue,
Refunding, Series A, AGMC Insured, 5.00%, 10/01/34	5,700,000	6,296,562
Series A, Assured Guaranty, Pre-Refunded, 5.25%, 10/01/35	6,500,000	6,634,875
Pikeville Hospital Revenue, Pikeville Medical Center, Improvement and Refunding, 6.50%, 3/01/41	2,875,000	3,108,824
Princeton Electric Plant Board Revenue, Series A, Assured Guaranty, 5.00%, 11/01/37	1,500,000	1,548,660
Pulaski County Public Properties Corp. First Mortgage Revenue, AOC Judicial Facility, Pre-Refunded, 6.00%, 12/01/28	1,000,000	1,010,440
Russell Revenue, Bon Secours Health System Inc., Refunding, 5.00%, 11/01/26	4,000,000	4,412,200
Scott County School District Finance Corp. Revenue, School Building, 4.00%, 6/01/38	1,615,000	1,668,150
Shelby County School District Finance Corp. Revenue, School Building, 4.00%, 8/01/38	3,465,000	3,561,951
University of Louisville Revenue,
General Receipts, Series A, 5.00%, 9/01/28	2,220,000	2,399,531
General Receipts, Series D, 5.00%, 3/01/30	4,140,000	4,705,400
Warren County Hospital Facility Revenue, Bowling Green, Warren County, Series A, 5.00%, 10/01/33	1,000,000	1,088,920
Western Kentucky University Revenue, General Receipts, Series A, 5.00%, 5/01/32	1,625,000	1,758,932

Total Municipal Bonds before Short Term Investments (Cost $138,576,516)		141,870,348

Short Term Investments (Cost $7,400,000) 4.8%

Municipal Bonds 4.8%
Kentucky 4.8%
[a] Louisville/Jefferson County Metro Government Health System Revenue, Norton Healthcare Inc., Series B, LOC PNC Bank, Daily VRDN and Put, 1.43%, 10/01/39	7,400,000	7,400,000

Total Investments (Cost $145,976,516) 97.3%		149,270,348
Other Assets, less Liabilities 2.7%		4,197,499

Net Assets 100.0%		$153,467,847

See Abbreviations on page 152.

aVariable rate demand notes (VRDNs) are obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. Unless otherwise noted, the coupon rate is determined based on factors including supply and demand, underlying credit, tax treatment, and current short term rates. The coupon rate shown represents the rate at period end.

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F R A N K L I N   T A X-F R E E   T R U S T

Financial Highlights

Franklin Louisiana Tax-Free Income Fund

	Six Months Ended
	August 31, 2018			Year Ended February 28,

	(unaudited)		2018	2017	2016[a]	2015	2014

Class A

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$10.90		$11.15	$11.50	$11.62	$11.26	$12.04

Income from investment operations[b]:

Net investment income[c]	0.18		0.36	0.39	0.43	0.45	0.45

Net realized and unrealized gains (losses)	(—)[d]		(0.24)	(0.34)	(0.12)	0.37	(0.80)

Total from investment operations	0.18		0.12	0.05	0.31	0.82	(0.35)

Less distributions from net investment income	(0.18)		(0.37)	(0.40)	(0.43)	(0.46)	(0.43)
Net asset value, end of period	$10.90		$10.90	$11.15	$11.50	$11.62	$11.26

Total return[e]	1.63%		1.04%	0.43%	2.78%	7.38%	(2.90)%

Ratios to average net assets[f]

Expenses	0.70%	[g]	0.70%	0.68%	0.69%	0.69%	0.67%

Net investment income	3.23%		3.23%	3.41%	3.77%	3.95%	3.91%

Supplemental data

Net assets, end of period (000’s)	$304,785		$322,080	$343,042	$335,785	$330,742	$321,748

Portfolio turnover rate	3.11%		21.83%	16.87%	4.13%	13.28%	16.98%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dAmount rounds to less than $0.01 per share.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

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F R A N K L I N   TAX-F R E E   T R U S T

F I N A N C I A L   H I G H L I G H T S

Franklin Louisiana Tax-Free Income Fund (continued)

	Six Months Ended
	August 31, 2018		Year Ended February 28,

	(unaudited)	2018	2017	2016[a]	2015	2014

Class C

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$11.07	$11.32	$11.67	$11.79	$11.41	$12.21

Income from investment operations[b]:

Net investment income[c]	0.15	0.30	0.33	0.37	0.40	0.39

Net realized and unrealized gains (losses)	(—)[d]	(0.25)	(0.34)	(0.12)	0.37	(0.83)

Total from investment operations	0.15	0.05	(0.01)	0.25	0.77	(0.44)

Less distributions from net investment income	(0.15)	(0.30)	(0.34)	(0.37)	(0.39)	(0.36)

Net asset value, end of period	$11.07	$11.07	$11.32	$11.67	$11.79	$11.41

Total return[e]	1.32%	0.46%	(0.13)%	2.18%	6.87%	(3.55)%

Ratios to average net assets[f]

Expenses	1.25%[g]	1.25%	1.23%	1.24%	1.24%	1.22%

Net investment income	2.68%	2.68%	2.86%	3.22%	3.40%	3.36%

Supplemental data

Net assets, end of period (000’s)	$56,591	$61,399	$67,154	$68,319	$68,272	$66,262

Portfolio turnover rate	3.11%	21.83%	16.87%	4.13%	13.28%	16.98%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dAmount rounds to less than $0.01 per share.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

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F I N A N C I A L   H I G H L I G H T S

Franklin Louisiana Tax-Free Income Fund (continued)

	Six Months Ended August 31, 2018 (unaudited)	Year Ended February 28, 2018[a]

Class R6

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$10.90	$11.18

Income from investment operations[b]:

Net investment income[c]	0.18	0.22

Net realized and unrealized gains (losses)	(—)[d]	(0.28)

Total from investment operations	0.18	(0.06)

Less distributions from net investment income	(0.18)	(0.22)

Net asset value, end of period	$10.90	$10.90

Total return[e]	1.68%	(0.59)%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates	0.59%	0.60%

Expenses net of waiver and payments by affiliates	0.57%[g]	0.57%

Net investment income	3.36%	3.36%

Supplemental data

Net assets, end of period (000’s)	$3,985	$3,683

Portfolio turnover rate	3.11%	21.83%

aFor the period August 1, 2017 (effective date) to February 28, 2018.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dAmount rounds to less than $0.01 per share.

eTotal return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

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F R A N K L I N   T A X-F R E E   T R U S T

F I N A N C I A L   H I G H L I G H T S

Franklin Louisiana Tax-Free Income Fund (continued)

	Six Months Ended
	August 31, 2018		Year Ended February 28,

	(unaudited)		2018	2017[a]
Advisor Class

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$10.90		$11.15	$11.54

Income from investment operations[b]:

Net investment income[c]	0.18		0.37	0.19

Net realized and unrealized gains (losses)	(—)[d]		(0.24)	(0.40)

Total from investment operations	0.18		0.13	(0.21)

Less distributions from net investment income	(0.18)		(0.38)	(0.18)

Net asset value, end of period	$10.90		$10.90	$11.15

Total return[e]	1.68%		1.14%	(1.79)%

Ratios to average net assets[f]

Expenses	0.60%	[g]	0.60%	0.58%

Net investment income	3.33%		3.33%	3.51%

Supplemental data

Net assets, end of period (000’s)	$18,339		$14,091	$10,259

Portfolio turnover rate	3.11%		21.83%	16.87%

aFor the period September 15, 2016 (effective date) to February 28, 2017.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dAmount rounds to less than $0.01 per share.

eTotal return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

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F R A N K L I N   T A X-F R E E   T R U S T

Statement of Investments, August 31, 2018 (unaudited)

Franklin Louisiana Tax-Free Income Fund

	Principal Amount	Value
Municipal Bonds 97.7%
Louisiana 96.6%
Alexandria Utilities Revenue, Series A, 5.00%, 5/01/38	$10,000,000	$10,949,100
Baton Rouge Public Improvement Sales Tax Revenue,
Refunding, Series A-1, 5.00%, 8/01/30	1,000,000	1,147,380
Refunding, Series A-1, 5.00%, 8/01/31	1,480,000	1,694,748
Bossier City Public Improvement Sales Tax Revenue, Series ST, 5.00%, 12/01/36	1,405,000	1,573,853
Bossier City Utilities Revenue, Refunding, 5.00%, 10/01/37	5,280,000	5,949,557
Calcasieu Parish Public Trust Authority Student Lease Revenue, McNeese State University Student Housing, Cowboy Facilities Inc. Project, Refunding, AGMC Insured, 5.00%, 5/01/29	2,050,000	2,215,988
Calcasieu Parish School District No. 23 GO, Public School, Refunding, Series A, 5.00%, 2/15/29	1,380,000	1,495,064
Calcasieu Parish School District No. 31 GO,
Public School Improvement, BAM Insured, 5.00%, 3/01/36	1,000,000	1,136,660
Public School Improvement, BAM Insured, 5.00%, 3/01/38	1,000,000	1,132,300
East Baton Rouge Mortgage Finance Authority SFMR,
MBS Program, Refunding, Series A-3, GNMA Secured, 5.00%, 10/01/28	300,000	303,750
MBS Program, Series A-2, GNMA Secured, 5.10%, 10/01/40	155,000	156,356
East Baton Rouge Parish Sales Tax Revenue,
Road and Street Improvement, Assured Guaranty, Pre-Refunded, 5.25%, 8/01/28	1,000,000	1,032,030
Road and Street Improvement, Assured Guaranty, Pre-Refunded, 5.50%, 8/01/30	1,700,000	1,758,242
East Baton Rouge Sewerage Commission Revenue,
Refunding, Series B, 5.00%, 2/01/39	5,000,000	5,587,950
Series A, Pre-Refunded, 5.25%, 2/01/34	2,500,000	2,537,500
Series A, Pre-Refunded, 5.25%, 2/01/39	6,500,000	6,597,500
Greater New Orleans Expressway Commission Toll Revenue, sub. lien, AGMC Insured, 5.00%, 11/01/47	4,000,000	4,414,000
Jefferson Parish Hospital District No. 1 Hospital Revenue, Parish of Jefferson, West Jefferson Medical Center, Series A, Pre-Refunded, 6.00%, 1/01/39	3,105,000	3,389,791
Jefferson Sales Tax District Special Sales Tax Revenue, Parish of Jefferson, Series B, AGMC Insured, 5.00%, 12/01/42	2,250,000	2,565,810
Kenner Consolidated Sewerage District Revenue, AGMC Insured, 5.00%, 11/01/36	4,000,000	4,306,520
Kenner Sales Tax Revenue, Refunding, Series A, 5.00%, 6/01/33	8,605,000	9,491,573
Lafayette Communications System Revenue,
Refunding, AGMC Insured, 5.00%, 11/01/28	1,345,000	1,530,005
Refunding, AGMC Insured, 5.00%, 11/01/31	2,400,000	2,695,440
Lafayette Parish School Board Sales Tax Revenue, 5.00%, 4/01/48	6,000,000	6,756,060
Lafayette Public Improvement Sales Tax Revenue, Pre-Refunded, 5.00%, 3/01/36	1,865,000	2,011,514
Lafayette Public Trust Financing Authority Revenue,
Ragin’ Cajun Facilities Inc. Housing and Parking Project, AGMC Insured, Pre-Refunded, 5.25%, 10/01/30	4,000,000	4,281,960
Ragin’ Cajun Facilities Inc. Project, Assured Guaranty, Pre-Refunded, 5.75%, 10/01/29	750,000	782,287
Ragin’ Cajun Facilities Inc. Project, Assured Guaranty, Pre-Refunded, 6.00%, 10/01/34	1,750,000	1,829,975
Ragin’ Cajun Facilities Inc. Project, Assured Guaranty, Pre-Refunded, 6.00%, 10/01/38	1,335,000	1,396,009
Lafayette Utilities Revenue, Pre-Refunded, 5.00%, 11/01/33	5,000,000	5,334,500
Louisiana HFA,
SFMR, Home Ownership Program, Series A, GNMA Secured, 5.50%, 6/01/40	1,210,000	1,216,861
SFMR, Home Ownership Program, Series B, GNMA Secured, 6.125%, 12/01/33	275,000	276,661
Louisiana Local Government Environmental Facilities and CDA Airport Revenue, Monroe Regional Airport Terminal Project, Assured Guaranty, Pre-Refunded, 5.50%, 2/01/39	2,000,000	2,105,080
Louisiana Local Government Environmental Facilities and CDA Revenue,
Denham Springs Sewer District No. 1 Project, Assured Guaranty, Pre-Refunded, 5.00%, 12/01/39	3,750,000	3,900,975
East Ascension Consolidated Gravity Drainage District No. 1 Project, Refunding, BAM Insured, 5.00%, 12/01/40	2,925,000	3,276,702
East Baton Rouge Sewerage Commission Projects, sub. lien, Series A, 5.00%, 2/01/34	2,550,000	2,822,799

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S T A T E M E N T   OF   I N V E S T M E N T S    ( U N A U D I T E D )

Franklin Louisiana Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Louisiana (continued)
Louisiana Local Government Environmental Facilities and CDA Revenue, (continued)
East Baton Rouge Sewerage Commission Projects, sub. lien, Series A, 5.00%, 2/01/43	$3,000,000	$ 3,262,590
Jefferson Parish Projects, Series A, Pre-Refunded, 5.375%, 4/01/31	2,000,000	2,043,500
LCTCS Act 360 Project, 5.00%, 10/01/32	3,000,000	3,378,630
LCTCS Act 360 Project, 5.00%, 10/01/33	5,000,000	5,616,150
Louisiana Tech University Student Housing, Innovative Student Facilities Inc. Project, Series A, AGMC Insured, 4.00%, 10/01/33	800,000	835,344
Louisiana Tech University Student Housing, Innovative Student Facilities Inc. Project, Series A, AGMC Insured, 4.00%, 10/01/34	620,000	646,499
McNeese State University Student Parking, Cowboy Facilities Inc. Project, AGMC Insured, 5.00%, 3/01/36	1,800,000	1,948,194
Ragin’ Cajun Facilities Inc., Student Housing and Parking Project, AGMC Insured, 5.00%, 10/01/48	3,500,000	3,842,195
Ragin’ Cajun Facilities Inc., Student Housing and Parking Project, Refunding, AGMC Insured, 5.00%, 10/01/39	2,680,000	2,996,722
Shreveport Airport Cargo Project, Series C, Assured Guaranty, Pre-Refunded, 6.75%, 1/01/24	2,620,000	2,662,156
Shreveport Airport Cargo Project, Series C, Assured Guaranty, Pre-Refunded, 7.00%, 1/01/33	2,500,000	2,542,200
Woman’s Hospital Foundation Project, Refunding, Series A, 5.00%, 10/01/44	9,765,000	10,783,001
Louisiana Public Facilities Authority Hospital Revenue,
Franciscan Missionaries of Our Lady Health System Project, Refunding, Series A, 5.00%, 7/01/35	4,965,000	5,479,821
Franciscan Missionaries of Our Lady Health System Project, Series A, 5.00%, 7/01/47	5,000,000	5,465,500
Franciscan Missionaries of Our Lady Health System Project, Series A, Pre-Refunded, 5.00%, 7/01/35	35,000	40,838
Franciscan Missionaries of Our Lady Health System Project, Series A, Pre-Refunded, 6.75%, 7/01/39	3,500,000	3,643,605
Lafayette General Medical Center Project, Refunding, 5.50%, 11/01/40	5,000,000	5,229,150
Louisiana Children’s Medical Center Project, Series A1, 5.00%, 6/01/45	5,000,000	5,579,200
Louisiana Public Facilities Authority Revenue,
Archdiocese of New Orleans Project, Refunding, 5.00%, 7/01/37	3,750,000	4,176,600
CHRISTUS Health, Refunding, Series B, Assured Guaranty, 6.50%, 7/01/30	5,000,000	5,074,800
Loyola University Project, 5.00%, 10/01/41	5,000,000	5,140,150
Loyola University Project, Pre-Refunded, 5.00%, 10/01/39	5,000,000	5,258,050
Ochsner Clinic Foundation Project, Pre-Refunded, 5.00%, 5/15/34	30,000	35,380
Ochsner Clinic Foundation Project, Pre-Refunded, 6.75%, 5/15/41	5,000,000	5,622,600
Ochsner Clinic Foundation Project, Pre-Refunded, 5.00%, 5/15/47	20,000	23,587
Ochsner Clinic Foundation Project, Refunding, 5.00%, 5/15/46	10,000,000	10,981,900
Ochsner Clinic Foundation Project, Refunding, 5.00%, 5/15/47	1,730,000	1,893,866
Ochsner Clinic Foundation Project, Series B, ETM, 5.75%, 5/15/23	2,500,000	2,910,675
Tulane University of Louisiana Project, Refunding, Series A, 5.00%, 12/15/41	3,000,000	3,332,190
Tulane University of Louisiana Project, Refunding, Series A, 4.00%, 12/15/50	2,000,000	2,012,240
Tulane University of Louisiana Project, Series B, 5.00%, 10/01/37	5,540,000	6,042,146
Louisiana State Gasoline and Fuels Tax Revenue,
first lien, Refunding, Series A, 5.00%, 5/01/41	3,000,000	3,330,780
second lien, Refunding, Series C, 5.00%, 5/01/40	5,000,000	5,675,200
second lien, Refunding, Series C, 5.00%, 5/01/45	10,000,000	11,291,300
second lien, Refunding, Series C-1, 5.00%, 5/01/43	5,000,000	5,458,550
Louisiana State GO,
Refunding, Series A, 5.00%, 9/01/36	5,000,000	5,633,750
Refunding, Series B, 5.00%, 8/01/28	5,000,000	5,798,200
Refunding, Series C, 5.00%, 8/01/27	7,200,000	8,203,608
Louisiana State Highway Improvement Revenue,
Series A, 5.00%, 6/15/30	2,860,000	3,167,765
Series A, 5.00%, 6/15/32	9,850,000	11,026,090

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S T A T E M E N T   O F   I N V E S T M E N T S   ( U N A U D I T E D )

Franklin Louisiana Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Louisiana (continued)
Louisiana State Public Facilities Authority Lease Revenue,
Provident Group, Flagship Properties LLC, Louisiana State University Greenhouse District Project, 5.00%, 7/01/52	$2,310,000	$2,487,292
Provident Group, Flagship Properties LLC, Louisiana State University Nicholson Gateway Project, Series A, 5.00%, 7/01/46	6,500,000	7,133,880
Louisiana State Transportation Authority Revenue, Refunding, Series A, 5.00%, 8/15/38	4,500,000	5,002,425
Louisiana State Unclaimed Property Special Revenue,
I-49 North Project, 5.00%, 9/01/26	3,000,000	3,357,180
I-49 North Project, 5.00%, 9/01/33	5,860,000	6,490,888
Louisiana State University and Agricultural and Mechanical College Revenue,
Board of Supervisors, Auxiliary, 5.00%, 7/01/37	4,000,000	4,379,080
Board of Supervisors, Auxiliary, Refunding, 5.00%, 7/01/29	1,000,000	1,123,110
Board of Supervisors, Auxiliary, Refunding, 5.00%, 7/01/30	1,040,000	1,165,653
Board of Supervisors, Auxiliary, Refunding, 5.00%, 7/01/34	1,000,000	1,113,420
Board of Supervisors, Auxiliary, Refunding, Series A, 5.00%, 7/01/40	4,500,000	4,980,915
Board of Supervisors, Auxiliary, Series A, Pre-Refunded, 5.00%, 7/01/40	5,000,000	5,290,050
New Orleans Aviation Board Revenue,
General Airport, North Terminal Project, Series A, 5.00%, 1/01/48	10,000,000	11,143,200
Restructuring GARB, Series A-1, Assured Guaranty, Pre-Refunded, 6.00%, 1/01/23	2,000,000	2,028,700
New Orleans Sewage Service Revenue, Assured Guaranty, Pre-Refunded, 6.25%, 6/01/29	500,000	516,920
Port of New Orleans Board of Commissioners Port Facility Revenue, Series A, AGMC Insured, 5.00%, 4/01/48	2,750,000	3,087,755
Ruston Sales Tax Revenue, AGMC Insured, 5.00%, 6/01/35	1,085,000	1,210,014
Shreveport GO, Pre-Refunded, 5.00%, 8/01/29	4,790,000	5,210,562
Shreveport Limited Obligation Revenue, Independence Stadium Project, Refunding, BAM Insured, 5.00%, 3/01/27	1,500,000	1,735,920
Shreveport Water and Sewer Revenue, Series B, 5.00%, 12/01/41	4,000,000	4,407,960
St. Tammany Parish Utilities Revenue,
Series B, 5.50%, 8/01/35	2,650,000	2,832,824
Series B, 5.00%, 8/01/44	3,290,000	3,467,890
Terrebonne Levee and Conservation District Public Improvement Sales Tax Revenue, 5.00%, 7/01/38	2,000,000	2,198,060
Terrebonne Parish Sales and Use Tax Revenue, Morganza Levee Improvement, Series ST, AGMC Insured, Pre-Refunded, 5.00%, 4/01/32	2,265,000	2,445,158

		370,546,078

U.S. Territories 1.1%
Puerto Rico 1.1%
[a] Puerto Rico Electric Power Authority Power Revenue, Series WW, 5.25%, 7/01/33	6,450,000	4,184,438

Total Municipal Bonds before Short Term Investments (Cost $365,870,279)		374,730,516

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F R A N K L I N   T A X-F R E E   T R U S T

S T A T E M E N T   O F   I N V E S T M E N T S   ( U N A U D I T E D )

Franklin Louisiana Tax-Free Income Fund (continued)

	Principal Amount	Value
Short Term Investments (Cost $3,210,000) 0.8%

Municipal Bonds 0.8%
Louisiana 0.8%
[b] East Baton Rouge Parish PCR, Exxon Project, Refunding, Daily VRDN and Put, 1.54%, 11/01/19	$3,210,000	$3,210,000

Total Investments (Cost $369,080,279) 98.5%		377,940,516
Other Assets, less Liabilities 1.5%		5,758,428

Net Assets 100.0%		$383,698,944

See Abbreviations on page 152.

aSee Note 7 regarding defaulted securities.

bVariable rate demand notes (VRDNs) are obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. Unless otherwise noted, the coupon rate is determined based on factors including supply and demand, underlying credit, tax treatment, and current short term rates. The coupon rate shown represents the rate at period end.

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Financial Highlights

Franklin Maryland Tax-Free Income Fund

	Six Months Ended
	August 31, 2018	Year Ended February 28,
	(unaudited)	2018	2017	2016[a]	2015	2014

Class A

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$10.76	$11.10	$11.35	$11.55	$11.20	$11.98

Income from investment operations[b]:

Net investment income[c]	0.17	0.34	0.39	0.42	0.42	0.41

Net realized and unrealized gains (losses)	0.04	(0.32)	(0.24)	(0.21)	0.35	(0.79)

Total from investment operations	0.21	0.02	0.15	0.21	0.77	(0.38)

Less distributions from net investment income	(0.17)	(0.36)	(0.40)	(0.41)	(0.42)	(0.40)

Net asset value, end of period	$10.80	$10.76	$11.10	$11.35	$11.55	$11.20

Total return[d]	1.95%	0.13%	1.31%	1.88%	6.94%	(3.17)%

Ratios to average net assets[e]

Expenses	0.70%[f]	0.70%	0.67%	0.67%	0.67%	0.65%

Net investment income	3.10%	3.07%	3.47%	3.70%	3.63%	3.62%

Supplemental data

Net assets, end of period (000’s)	$308,403	$319,120	$351,933	$369,661	$393,022	$407,061

Portfolio turnover rate	3.92%	11.36%	33.34%	9.77%	15.88%	12.30%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

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F R A N K L I N   T A X-F R E E   T R U S T

F I N A N C I A L   H I G H L I G H T S

Franklin Maryland Tax-Free Income Fund (continued)

	Six Months Ended
	August 31, 2018	Year Ended February 28,
	(unaudited)	2018	2017	2016[a]	2015	2014

Class C

Per share operating performance

(for a share outstanding throughout the period)

Net asset value, beginning of period	$10.98	$11.31	$11.56	$11.75	$11.39	$12.18

Income from investment operations[b]:

Net investment income[c]	0.14	0.28	0.34	0.36	0.36	0.35

Net realized and unrealized gains (losses)	0.03	(0.32)	(0.25)	(0.20)	0.35	(0.81)

Total from investment operations	0.17	(0.04)	0.09	0.16	0.71	(0.46)

Less distributions from net investment income	(0.14)	(0.29)	(0.34)	(0.35)	(0.35)	(0.33)

Net asset value, end of period	$11.01	$10.98	$11.31	$11.56	$11.75	$11.39

Total return[d]	1.54%	(0.34)%	0.72%	1.38%	6.33%	(3.73)%

Ratios to average net assets[e]

Expenses.	1.25%[f]	1.25%	1.22%	1.22%	1.22%	1.20%

Net investment income	2.55%	2.52%	2.92%	3.15%	3.08%	3.07%

Supplemental data

Net assets, end of period (000’s)	$82,141	$92,553	$115,011	$117,167	$125,328	$130,550

Portfolio turnover rate	3.92%	11.36%	33.34%	9.77%	15.88%	12.30%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

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Franklin Maryland Tax-Free Income Fund (continued)

	Six Months Ended August 31, 2018 (unaudited)	Year Ended February 28, 2018[a]

Class R6

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$10.78	$11.05

Income from investment operations[b]:

Net investment income[c]	0.18	0.21

Net realized and unrealized gains (losses)	0.03	(0.27)

Total from investment operations	0.21	(0.06)

Less distributions from net investment income	(0.18)	(0.21)

Net asset value, end of period	$10.81	$10.78

Total return[d]	1.92%	(0.58)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.59%	0.62%

Expenses net of waiver and payments by affiliates	0.56%[f]	0.56%

Net investment income	3.24%	3.21%

Supplemental data

Net assets, end of period (000’s)	$1,652	$1,376

Portfolio turnover rate	3.92%	11.36%

aFor the period August 1, 2017 (effective date) to February 28, 2018.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

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F I N A N C I A L   H I G H L I G H T S

Franklin Maryland Tax-Free Income Fund (continued)

	Six Months Ended
	August 31, 2018	Year Ended February 28,
	(unaudited)	2018	2017	2016[a]	2015	2014

Advisor Class

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$10.77	$11.11	$11.35	$11.56	$11.20	$11.99

Income from investment operations[b]:

Net investment income[c]	0.17	0.35	0.41	0.43	0.43	0.42

Net realized and unrealized gains (losses)	0.04	(0.32)	(0.24)	(0.22)	0.36	(0.80)

Total from investment operations	0.21	0.03	0.17	0.21	0.79	(0.38)

Less distributions from net investment income	(0.17)	(0.37)	(0.41)	(0.42)	(0.43)	(0.41)

Net asset value, end of period	$10.81	$10.77	$11.11	$11.35	$11.56	$11.20

Total return[d]	2.00%	0.22%	1.50%	1.90%	7.13%	(3.16)%

Ratios to average net assets[e]

Expenses	0.60%[f]	0.60%	0.57%	0.57%	0.57%	0.55%

Net investment income	3.20%	3.17%	3.57%	3.80%	3.73%	3.72%

Supplemental data

Net assets, end of period (000’s)	$41,831	$40,532	$42,625	$28,464	$27,131	$19,985

Portfolio turnover rate	3.92%	11.36%	33.34%	9.77%	15.88%	12.30%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

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Statement of Investments, August 31, 2018 (unaudited)

Franklin Maryland Tax-Free Income Fund

	Principal Amount	Value
Municipal Bonds 98.4%
Maryland 94.2%
Annapolis GO, Public Improvements, Pre-Refunded, 5.00%, 8/01/31	$1,250,000	$1,361,612
Anne Arundel County GO,
Consolidated General Improvements, Refunding, 5.00%, 4/01/33	3,140,000	3,497,238
Consolidated Water and Sewer, 5.00%, 4/01/41	12,620,000	13,508,574
[a] Anne Arundel County MFHR, Glenview Gardens Apartments Project, Mandatory Put, 5.00%, 1/01/27	1,930,000	2,019,803
Baltimore County GO,
Metropolitan District, 78th Issue, Refunding, 5.00%, 2/01/39	2,900,000	3,299,011
Metropolitan District, 78th Issue, Refunding, 5.00%, 2/01/41	2,900,000	3,294,893
Baltimore Revenue,
Mayor and City Council of Baltimore, Wastewater Projects, Series A, 5.00%, 7/01/41	14,435,000	15,534,658
Mayor and City Council of Baltimore, Wastewater Projects, Series C, Pre-Refunded, 5.125%, 7/01/34	1,835,000	1,887,738
Mayor and City Council of Baltimore, Wastewater Projects, Series C, Pre-Refunded, 5.625%, 7/01/39	2,965,000	3,062,282
Mayor and City Council of Baltimore, Wastewater Projects, Subordinate, Series A, 5.00%, 7/01/46	5,000,000	5,652,800
Mayor and City Council of Baltimore, Water Projects, Refunding, Series B, 5.00%, 7/01/38	5,000,000	5,561,150
Mayor and City Council of Baltimore, Water Projects, Series A, 5.00%, 7/01/38	8,930,000	9,932,214
Mayor and City Council of Baltimore, Water Projects, Series A, 5.00%, 7/01/41	7,845,000	8,411,409
Mayor and City Council of Baltimore, Water Projects, Subordinate, Series A, Pre-Refunded, 5.375%, 7/01/34	750,000	772,770
Mayor and City Council of Baltimore, Water Projects, Subordinate, Series A, Pre-Refunded, 5.75%, 7/01/39	1,250,000	1,291,750
Frederick County GO, Public Improvements, Series A, Pre-Refunded, 5.00%, 3/01/34	8,580,000	8,724,830
Howard County Housing Commission Revenue,
Gateway Village Apartments, 4.00%, 6/01/46	2,000,000	2,033,220
The Verona at Oakland Mills Project, 5.00%, 10/01/28	10,000,000	10,939,300
Woodfield Oxford Square Apartments, 5.00%, 12/01/46	5,000,000	5,541,600
Maryland Environmental Service Revenue, Mid-Shore II Regional Landfill Project, Refunding, 5.00%, 11/01/30	3,935,000	4,189,634
Maryland Stadium Authority Revenue, Baltimore City Public Schools, Construction and Revitalization Program, 5.00%, 5/01/46	10,085,000	11,286,729
Maryland State Community Development Administration Department of Housing and CDR, Residential, Series B, 4.75%, 9/01/39	5,335,000	5,341,242
Maryland State Community Development Administration Local Government Infrastructure Revenue,
Senior Obligations, Series A-1, 4.00%, 6/01/47	2,300,000	2,355,315
Senior Obligations, Series A-1, 5.00%, 6/01/48	1,310,000	1,477,837
Subordinate Obligations, Series A-2, 5.00%, 6/01/34	3,500,000	3,862,250
Maryland State EDC, PCR, Potomac Electric Project, Refunding, 6.20%, 9/01/22	10,000,000	10,213,700
Maryland State EDC Student Housing Revenue,
Salisbury University Project, Refunding, 5.00%, 6/01/34	2,040,000	2,162,380
Senior, Frostburg State University Project, Refunding, 5.00%, 10/01/33	5,000,000	5,374,550
Senior, Morgan State University Project, Refunding, 5.00%, 7/01/27	4,750,000	5,080,647
Senior, Morgan State University Project, Refunding, 5.00%, 7/01/34	2,150,000	2,246,341
Senior, Towson University Project, 5.00%, 7/01/27	1,145,000	1,243,894
University of Maryland, College Park Projects, Refunding, AGMC Insured, 5.00%, 6/01/35	4,225,000	4,776,489
University of Maryland, College Park Projects, Refunding, AGMC Insured, 5.00%, 6/01/43	3,305,000	3,702,591
University Village at Sheppard Pratt, 5.00%, 7/01/27	1,500,000	1,586,925
University Village at Sheppard Pratt, 5.00%, 7/01/33	2,495,000	2,621,297
Maryland State GO, State and Local Facilities Loan of 2017, First Series A, 5.00%, 3/15/31	5,000,000	5,891,550
Maryland State Health and Higher Educational Facilities Authority Revenue,
Adventist HealthCare Issue, Series A, 5.50%, 1/01/46	8,000,000	8,901,760
Anne Arundel Health System Issue, Refunding, 5.00%, 7/01/39	10,000,000	10,993,400
Anne Arundel Health System Issue, Series A, Pre-Refunded, 6.75%, 7/01/29	2,000,000	2,082,220

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S T A T E M E N T   O F   I N V E S T M E N T S   ( U N A U D I T E D )

Franklin Maryland Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Maryland (continued)
Maryland State Health and Higher Educational Facilities Authority Revenue, (continued)
Anne Arundel Health System Issue, Series A, Pre-Refunded, 6.75%, 7/01/39	$2,000,000	$2,082,220
Charlestown Community Issue, Refunding, Series A, 5.00%, 1/01/45	4,170,000	4,597,592
Goucher College Issue, Refunding, Series A, 5.00%, 7/01/34	1,500,000	1,623,300
Goucher College Issue, Refunding, Series A, 5.00%, 7/01/44	5,000,000	5,524,850
Helix Health Issue, AMBAC Insured, ETM, 5.00%, 7/01/27	10,345,000	11,828,990
Johns Hopkins Medical Institutions Utilities Program Issue, Refunding, Series A, 5.00%, 5/15/37	10,000,000	11,334,100
The Johns Hopkins University Issue, Series A, 5.00%, 7/01/37	5,000,000	5,489,200
The Johns Hopkins University Issue, Series A, 5.00%, 7/01/41	15,000,000	16,432,950
The Johns Hopkins University Issue, Series B, 5.00%, 7/01/38	5,000,000	5,559,550
LifeBridge Health Issue, Refunding, 5.00%, 7/01/44	3,000,000	3,348,540
LifeBridge Health Issue, Refunding, 5.00%, 7/01/47	3,000,000	3,318,450
Loyola University Maryland, Refunding, 5.00%, 10/01/45	2,250,000	2,491,470
Loyola University Maryland, Refunding, Series A, 5.00%, 10/01/39	5,275,000	5,731,287
Maryland Institute College of Art Issue, Refunding, 5.00%, 6/01/29	1,000,000	1,084,570
Maryland Institute College of Art Issue, Refunding, 4.00%, 6/01/42	5,325,000	5,331,763
Medstar Health Issue, Series A, 5.00%, 8/15/38	5,000,000	5,463,450
Medstar Health Issue, Series A, 5.00%, 5/15/45	5,000,000	5,561,750
Meritus Medical Center Issue, Refunding, 5.00%, 7/01/45	8,535,000	9,171,540
Parking, The Johns Hopkins Medical Institutions Parking Facilities Issue, AMBAC Insured, 5.00%, 7/01/27	655,000	656,710
Parking, The Johns Hopkins Medical Institutions Parking Facilities Issue, AMBAC Insured, 5.00%, 7/01/34	5,000,000	5,012,750
Parking, The Johns Hopkins Medical Institutions Parking Facilities Issue, Refunding, Series B, AMBAC Insured, 5.00%, 7/01/38	6,200,000	6,204,464
Peninsula Regional Medical Center Issue, Refunding, 5.00%, 7/01/45	6,330,000	6,888,496
Trinity Health Credit Group, 5.00%, 12/01/46	1,680,000	1,899,290
University of Maryland Medical System Issue, Refunding, 5.00%, 7/01/35	2,100,000	2,335,368
University of Maryland Medical System Issue, Refunding, Series B, 5.00%, 7/01/39	10,000,000	11,137,600
University of Maryland Medical System Issue, Series D, 4.00%, 7/01/48	5,000,000	5,050,250
Montgomery County GO,
Consolidated Public Improvement, Refunding, Series A, 4.00%, 11/01/20.	8,000,000	8,210,480
Consolidated Public Improvement, Refunding, Series A, 4.00%, 12/01/33.	7,000,000	7,391,230
Montgomery County Revenue,
Department of Liquor Control, Refunding, Series A, 5.00%, 4/01/27	1,625,000	1,748,305
Department of Liquor Control, Refunding, Series A, 5.00%, 4/01/28	2,230,000	2,398,633
Department of Liquor Control, Refunding, Series A, 5.00%, 4/01/31	2,470,000	2,653,546
Department of Liquor Control, Series A, 5.00%, 4/01/30.	1,935,000	2,079,815
Montgomery County Water Quality Protection Charge Revenue,
Series A, 5.00%, 4/01/30	1,855,000	1,945,988
Series A, 5.00%, 4/01/31	1,240,000	1,300,438
Prince George’s County COP, Public Safety Communications Center, 5.00%, 10/01/30	2,060,000	2,185,660
Prince George’s County GO, Consolidated Public Improvement, Series A, 4.00%, 7/15/35	11,405,000	12,131,270
Washington Suburban Sanitary District GO,
Montgomery and Prince George’s Counties, Consolidated Public Improvement, Second Series, 5.00%, 6/01/37	10,000,000	11,468,300
Montgomery and Prince George’s Counties, Consolidated Public Improvement, Second Series, 4.00%, 6/01/43	8,070,000	8,396,674

		408,788,442

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S T A T E M E N T   O F   I N V E S T M E N T S   ( U N A U D I T E D )

Franklin Maryland Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
District of Columbia 2.7%
Washington Metropolitan Area Transit Authority Gross Revenue,
Transit, Series A, Pre-Refunded, 5.125%, 7/01/32	$2,500,000	$2,571,650
Transit, Series B, 5.00%, 7/01/42	8,000,000	9,151,760

		11,723,410

U.S. Territories 1.5%
Puerto Rico 1.5%
[b] Puerto Rico Electric Power Authority Power Revenue,
Series WW, 5.50%, 7/01/38	5,000,000	3,243,750
Series XX, 5.25%, 7/01/40	5,000,000	3,243,750

		6,487,500

Total Municipal Bonds before Short Term Investments (Cost $417,068,058)		426,999,352

Short Term Investments (Cost $1,000,000) 0.2%

Municipal Bonds 0.2%
Maryland 0.2%
[c] Montgomery County GO, Consolidated Public Improvement, Series E, SPA US Bank National Association, Daily VRDN and Put, 1.38%, 11/01/37	1,000,000	1,000,000

Total Investments (Cost $418,068,058) 98.6%		427,999,352
Other Assets, less Liabilities 1.4%		6,027,574

Net Assets 100.0%		$434,026,926

See Abbreviations on page 152.

aThe maturity date shown represents the mandatory put date.

bSee Note 7 regarding defaulted securities.

cVariable rate demand notes (VRDNs) are obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. Unless otherwise noted, the coupon rate is determined based on factors including supply and demand, underlying credit, tax treatment, and current short term rates. The coupon rate shown represents the rate at period end.

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F R A N K L I N   T A X-F R E E   T R U S T

Financial Highlights

Franklin Missouri Tax-Free Income Fund

	Six Months Ended
	August 31, 2018		Year Ended February 28,
	(unaudited)		2018	2017	2016[a]	2015	2014

Class A

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$11.38		$11.74	$12.05	$12.21	$11.88	$12.77

Income from investment operations[b]:

Net investment income[c]	0.18		0.36	0.42	0.45	0.47	0.46

Net realized and unrealized gains (losses)	0.07		(0.34)	(0.30)	(0.18)	0.32	(0.90)

Total from investment operations	0.25		0.02	0.12	0.27	0.79	(0.44)

Less distributions from net investment income	(0.18)		(0.38)	(0.43)	(0.43)	(0.46)	(0.45)

Net asset value, end of period	$11.45		$11.38	$11.74	$12.05	$12.21	$11.88

Total return[d]	2.19%		0.12%	0.94%	2.26%	6.80%	(3.44)%

Ratios to average net assets[e]

Expenses	0.67%	[f]	0.66%	0.65%	0.64%	0.63%	0.62%

Net investment income	3.11%		3.05%	3.52%	3.72%	3.87%	3.80%

Supplemental data

Net assets, end of period (000’s)	$762,484		$793,226	$873,204	$880,848	$890,228	$889,702

Portfolio turnover rate	3.56%		20.04%	11.66%	7.97%	4.73%	10.57%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

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F I N A N C I A L   H I G H L I G H T S

Franklin Missouri Tax-Free Income Fund (continued)

	Six Months Ended
	August 31, 2018		Year Ended February 28,
	(unaudited)		2018	2017	2016[a]	2015	2014

Class C

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$11.49		$11.86	$12.17	$12.32	$11.98	$12.88

Income from investment operations[b]:

Net investment income[c]	0.15		0.29	0.36	0.38	0.40	0.39

Net realized and unrealized gains (losses)	0.07		(0.35)	(0.31)	(0.17)	0.34	(0.91)

Total from investment operations	0.22		(0.06)	0.05	0.21	0.74	(0.52)

Less distributions from net investment income	(0.14)		(0.31)	(0.36)	(0.36)	(0.40)	(0.38)

Net asset value, end of period	$11.57		$11.49	$11.86	$12.17	$12.32	$11.98

Total return[d]	1.97%		(0.53)%	0.38%	1.77%	6.25%	(4.02)%

Ratios to average net assets[e]

Expenses	1.22%	[f]	1.21%	1.20%	1.19%	1.18%	1.17%

Net investment income	2.56%		2.50%	2.97%	3.17%	3.32%	3.25%

Supplemental data

Net assets, end of period (000’s)	$136,738		$149,306	$169,821	$167,284	$166,282	$166,226

Portfolio turnover rate	3.56%		20.04%	11.66%	7.97%	4.73%	10.57%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

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F I N A N C I A L   H I G H L I G H T S

Franklin Missouri Tax-Free Income Fund (continued)

	Six Months Ended August 31, 2018 (unaudited)	Year Ended February 28, 2018[a]

Class R6

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$11.38	$11.72

Income from investment operations[b]:

Net investment income[c]	0.19	0.22

Net realized and unrealized gains (losses)	0.07	(0.35)

Total from investment operations	0.26	(0.13)

Less distributions from net investment income	(0.18)	(0.21)

Net asset value, end of period	$11.46	$11.38

Total return[d]	2.34%	(1.11)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.54%	0.55%

Expenses net of waiver and payments by affiliates	0.53%[f]	0.53%

Net investment income	3.25%	3.18%

Supplemental data

Net assets, end of period (000’s)	$18,420	$17,534

Portfolio turnover rate	3.56%	20.04%

aFor the period August 1, 2017 (effective date) to February 28, 2018.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

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F I N A N C I A L   H I G H L I G H T S

Franklin Missouri Tax-Free Income Fund (continued)

	Six Months Ended
	August 31, 2018		Year Ended February 28,
	(unaudited)		2018	2017	2016[a]	2015	2014

Advisor Class

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$11.38		$11.75	$12.06	$12.22	$11.88	$12.78

Income from investment operations[b]:

Net investment income[c]	0.18		0.37	0.44	0.46	0.48	0.47

Net realized and unrealized gains (losses)	0.08		(0.35)	(0.31)	(0.18)	0.34	(0.91)

Total from investment operations	0.26		0.02	0.13	0.28	0.82	(0.44)

Less distributions from net investment income	(0.18)		(0.39)	(0.44)	(0.44)	(0.48)	(0.46)

Net asset value, end of period	$11.46		$11.38	$11.75	$12.06	$12.22	$11.88

Total return[d]	2.32%		0.12%	1.04%	2.37%	7.00%	(3.43)%

Ratios to average net assets[e]

Expenses	0.57%	[f]	0.56%	0.55%	0.54%	0.53%	0.52%

Net investment income	3.21%		3.15%	3.62%	3.82%	3.97%	3.90%

Supplemental data

Net assets, end of period (000’s)	$72,002		$72,460	$83,686	$46,051	$37,626	$42,840

Portfolio turnover rate	3.56%		20.04%	11.66%	7.97%	4.73%	10.57%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

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Statement of Investments, August 31, 2018 (unaudited)

Franklin Missouri Tax-Free Income Fund

	Principal Amount	Value
Municipal Bonds 98.8%
Missouri 95.9%
Bi-State Development Agency Missouri-Illinois Metropolitan District Mass Transit Sales Tax Appropriation Revenue,
combined lien, Refunding, Series A, 5.00%, 10/01/33.	$14,425,000	$15,918,709
combined lien, Refunding, Series A, 5.00%, 10/01/44.	10,000,000	11,002,800
Metrolink Cross County Extension Project, Refunding, Assured Guaranty, 5.00%, 10/01/35	5,500,000	5,673,470
Metrolink Cross County Extension Project, Refunding, Assured Guaranty, 5.00%, 10/01/39	30,300,000	31,232,937
Cape Girardeau County IDA Health Facilities Revenue,
St. Francis Medical Center, Refunding, 5.00%, 6/01/39	7,110,000	7,801,945
St. Francis Medical Center, Refunding, Series A, 5.00%, 6/01/33	5,000,000	5,345,500
St. Francis Medical Center, Refunding, Series A, 5.00%, 6/01/37	11,000,000	11,699,930
St. Francis Medical Center, Series A, Pre-Refunded, 5.75%, 6/01/39	3,150,000	3,245,067
Cape Girardeau County IDA Solid Waste Disposal Revenue, The Procter and Gamble Paper Products Co. Project, 5.30%, 5/15/28	6,875,000	6,887,306
Cape Girardeau County Reorganized School District No. R-2 GO,
Missouri Direct Deposit Program, Jackson R-2 School District, 4.00%, 3/01/33	1,000,000	1,074,350
Missouri Direct Deposit Program, Jackson R-2 School District, 5.00%, 3/01/38	1,250,000	1,445,063
Clay County Public School District No. 53 Liberty GO, School Building, 4.00%, 3/01/37	4,500,000	4,665,105
Clay County Reorganization School District No. R-1 Kearney GO,
Direct Deposit Program, School Building, 3.00%, 3/01/34	1,670,000	1,617,512
Direct Deposit Program, School Building, 3.00%, 3/01/35	1,730,000	1,664,398
Direct Deposit Program, School Building, 3.00%, 3/01/36	1,540,000	1,471,070
Direct Deposit Program, School Building, 3.125%, 3/01/37	1,855,000	1,792,839
Curators of the University of Missouri System Facilities Revenue,
Refunding, 5.00%, 11/01/27	1,065,000	1,163,576
Refunding, Series A, 5.00%, 11/01/26	7,830,000	9,046,469
Fort Osage R-1 School District Jackson County GO, School Building, Missouri Direct Deposit Program, Refunding, 5.50%, 3/01/38	3,010,000	3,643,996
Fort Zumwalt School District GO,
St. Charles County, Missouri Direct Deposit Program, Refunding and Improvement, 5.00%, 3/01/36	2,000,000	2,301,040
St. Charles County, Missouri Direct Deposit Program, Refunding and Improvement, 5.00%, 3/01/38	2,225,000	2,545,556
Independence School District GO,
Missouri Direct Deposit Program, Refunding, Series A, 5.00%, 3/01/27	680,000	711,518
Missouri Direct Deposit Program, Refunding, Series A, 5.00%, 3/01/27	2,620,000	2,743,009
Missouri Direct Deposit Program, Refunding, Series A, 5.00%, 3/01/28	645,000	674,896
Missouri Direct Deposit Program, Refunding, Series A, 5.00%, 3/01/28	2,355,000	2,465,567
Missouri Direct Deposit Program, Series A, 5.00%, 3/01/29	590,000	617,347
Missouri Direct Deposit Program, Series A, 5.00%, 3/01/29	2,410,000	2,522,788
Jackson County Reorganized School District No. 4 Blue Springs GO,
Refunding and Improvement, Series A, 5.00%, 3/01/29	320,000	325,149
Refunding and Improvement, Series A, 5.00%, 3/01/29	3,680,000	3,736,672
Jefferson City School District GO, Missouri Direct Deposit Program, 5.00%, 3/01/38	4,000,000	4,582,720
Joplin IDA Health Facilities Revenue,
Freeman Health System Project, 5.125%, 2/15/26	6,000,000	6,371,160
Freeman Health System Project, 5.00%, 2/15/28	1,150,000	1,213,538
Freeman Health System Project, 5.50%, 2/15/31	2,055,000	2,187,691
Freeman Health System Project, Refunding, 5.00%, 2/15/35.	4,000,000	4,286,800
Joplin Schools GO, Direct Deposit Program, Refunding, 4.00%, 3/01/32	10,000,000	10,760,000
Kansas City GO,
Refunding, Series A, 4.00%, 2/01/36	1,500,000	1,584,270
Refunding, Series A, 4.00%, 2/01/37	1,000,000	1,051,220
Refunding, Series A, 4.00%, 2/01/38	1,875,000	1,943,438

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Franklin Missouri Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Missouri (continued)
Kansas City IDAR,
Downtown Redevelopment District, Refunding, Series A, 5.50%, 9/01/29	$ 5,000,000	$ 5,473,250
Downtown Redevelopment District, Refunding, Series A, 5.50%, 9/01/30	12,000,000	13,135,800
Downtown Redevelopment District, Refunding, Series A, 5.00%, 9/01/32	3,000,000	3,232,680
Kansas City Sanitary Sewer System Revenue,
Improvement and Refunding, Series A, 5.00%, 1/01/37	29,210,000	31,119,166
Refunding, Series A, 5.25%, 1/01/34	9,500,000	9,610,390
Sub Series A, 4.00%, 1/01/42	5,000,000	5,213,400
Kansas City Water Revenue,
Refunding and Improvement, Series A, 5.25%, 12/01/32	12,725,000	12,837,362
Series A, 4.00%, 12/01/41	4,970,000	5,178,889
Lincoln University Auxiliary System Revenue, Subordinate, Assured Guaranty, 5.125%, 6/01/37	2,325,000	2,357,829
Metropolitan St. Louis Sewer District Wastewater System Revenue,
Improvement and Refunding, Series A, 5.00%, 5/01/42	5,000,000	5,757,150
Improvement and Refunding, Series B, 5.00%, 5/01/38	8,770,000	9,933,867
Improvement and Refunding, Series B, 5.00%, 5/01/45	12,500,000	14,102,250
Series C, 5.00%, 5/01/46	24,700,000	28,001,402
Missouri Joint Municipal Electric Utility Commission Power Supply System Revenue,
MoPEP Facilities, 5.00%, 12/01/43	2,000,000	2,230,460
MoPEP Facilities, Pre-Refunded, 5.00%, 1/01/32	3,600,000	3,857,364
MoPEP Facilities, Pre-Refunded, 5.00%, 1/01/37	3,400,000	3,643,066
Missouri State Board of Public Buildings Special Obligation Revenue, Refunding, Series A, 4.00%, 10/01/25	3,870,000	3,956,224
Missouri State Development Finance Board Revenue, Infrastructure Facilities, City of Independence, Electric System, Dogwood Project, Series A, 5.00%, 6/01/37	5,000,000	5,406,150
Missouri State Development Finance Board Solid Waste Disposal Revenue, The Procter and Gamble Paper Products Co. Project, 5.20%, 3/15/29	3,000,000	3,523,860
Missouri State Environmental Improvement and Energy Resources Authority Water Pollution Control and Drinking Water Revenue,
SRF Programs, Refunding, Series A, 5.00%, 1/01/23	12,485,000	13,006,124
SRF Programs, Refunding, Series A, 5.00%, 1/01/24	7,890,000	8,217,198
SRF Programs, Refunding, Series A, 5.00%, 1/01/26	2,315,000	2,622,432
SRF Programs, Refunding, Series B, 5.50%, 7/01/21	60,000	60,166
SRF Programs, Series A, 5.75%, 1/01/29	190,000	192,487
SRF Programs, Series A, Pre-Refunded, 5.00%, 1/01/23	15,000	15,634
SRF Programs, Series A, Pre-Refunded, 5.75%, 1/01/29	2,310,000	2,340,538
Missouri State Health and Educational Facilities Authority Health Facilities Revenue,
Bethesda Health Group Inc., 5.00%, 8/01/40	1,650,000	1,749,330
Bethesda Health Group Inc., 5.00%, 8/01/45	1,300,000	1,374,737
BJC Health System, 5.00%, 1/01/44	8,175,000	8,835,458
CoxHealth, Refunding, 5.50%, 11/15/39	2,970,000	2,989,691
CoxHealth, Refunding, Series A, 5.00%, 11/15/39	17,000,000	18,585,930
CoxHealth, Series A, 5.00%, 11/15/38	11,680,000	12,585,434
CoxHealth, Series A, 5.00%, 11/15/44	2,760,000	2,949,529
CoxHealth, Series A, Pre-Refunded, 5.50%, 11/15/39	11,355,000	11,442,320
Lake Regional Health System, Refunding, 5.00%, 2/15/24	4,000,000	4,133,440
Mercy Health, 4.00%, 11/15/42	8,000,000	8,098,320
Mercy Health, Refunding, Series C, 5.00%, 11/15/47	15,000,000	16,767,600
Mercy Health, Series F, 5.00%, 11/15/45	25,000,000	27,391,500
SSM Health, Series A, 5.00%, 6/01/48	5,000,000	5,544,450
SSM Health Care, Series B, Pre-Refunded, 5.00%, 6/01/30	16,150,000	17,021,777

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S T A T E M E N T   O F   I N V E S T M E N T S   ( U N A U D I T E D )

Franklin Missouri Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Missouri (continued)
Missouri State Health and Educational Facilities Authority Health Facilities Revenue, (continued)
SSM Health Care, Series B, Pre-Refunded, 5.00%, 6/01/34	$7,000,000	$ 7,377,860
St. Anthony’s Medical Center, Refunding, Series B, 5.00%, 2/01/45	6,870,000	7,510,284
St. Luke’s Health System Inc., Refunding, 5.00%, 11/15/35	3,950,000	4,405,672
St. Luke’s Health System Inc., Refunding, Series A, 5.00%, 11/15/43	2,000,000	2,237,760
St. Luke’s Health System Inc., Series A, AGMC Insured, Pre-Refunded, 5.50%, 11/15/35	10,000,000	10,076,900
Missouri State Health and Educational Facilities Authority Revenue,
Educational Facilities, A.T. Still University of Health Sciences, 5.00%, 10/01/26	3,095,000	3,337,617
Educational Facilities, A.T. Still University of Health Sciences, 5.25%, 10/01/31	1,200,000	1,302,912
Educational Facilities, A.T. Still University of Health Sciences, 5.00%, 10/01/39	1,250,000	1,365,563
Educational Facilities, A.T. Still University of Health Sciences, 5.25%, 10/01/41	4,500,000	4,874,805
Educational Facilities, Kansas City University Medicine and Biosciences, Refunding, Series A, 5.00%, 6/01/42	2,800,000	3,115,952
Educational Facilities, Kansas City University Medicine and Biosciences, Refunding, Series A, 5.00%, 6/01/47	4,875,000	5,405,692
Educational Facilities, Lake Regional Health System, Refunding, 5.00%, 2/15/34	7,000,000	7,330,820
Educational Facilities, Maryville University St. Louis Project, 5.00%, 6/15/44	5,000,000	5,162,000
Educational Facilities, St. Louis University, Series A, 5.00%, 10/01/38	10,000,000	11,211,600
Educational Facilities, St. Louis University, Series A, 5.00%, 10/01/47	15,000,000	16,712,250
Educational Facilities, University of Central Missouri, Series C, 5.00%, 10/01/34	5,000,000	5,539,100
Educational Facilities, The Washington University, Series B, 5.00%, 11/15/37	10,000,000	10,855,600
Educational Facilities, Webster University Project, Improvement, Pre-Refunded, 5.00%, 4/01/36	7,000,000	7,547,610
Health Facilities, The Children’s Mercy Hospital, Pre-Refunded, 5.625%, 5/15/39	7,785,000	7,999,788
Health Facilities, The Children’s Mercy Hospital, Refunding, 5.625%, 5/15/39	1,715,000	1,762,917
Senior Living Facilities, Lutheran Senior Services Projects, 5.75%, 2/01/31	1,900,000	2,027,167
Senior Living Facilities, Lutheran Senior Services Projects, 5.375%, 2/01/35	2,520,000	2,595,373
Senior Living Facilities, Lutheran Senior Services Projects, 6.00%, 2/01/41	4,250,000	4,530,372
Senior Living Facilities, Lutheran Senior Services Projects, 5.50%, 2/01/42	8,985,000	9,255,269
Senior Living Facilities, Lutheran Senior Services Projects, Series A, 5.00%, 2/01/46	15,575,000	16,687,989
Missouri State Highways and Transportation Commission State Road Revenue,
Series A, 5.00%, 5/01/20	6,875,000	7,028,037
Series A, 5.00%, 5/01/21	5,000,000	5,111,650
Series A, 5.00%, 5/01/24	1,150,000	1,175,680
Missouri State Housing Development Commission SFMR,
Homeownership Loan Program, Series C, GNMA Secured, 5.00%, 3/01/32	190,000	193,023
Homeownership Loan Program, Series D, GNMA Secured, 4.70%, 3/01/35	1,070,000	1,089,581
Missouri State Joint Municipal Electric Utility Commission Power Project Revenue,
Iatan 2 Project, Refunding, Series A, 5.00%, 1/01/30	3,000,000	3,335,100
Iatan 2 Project, Refunding, Series A, 5.00%, 1/01/31	2,000,000	2,219,220
Iatan 2 Project, Refunding, Series A, 5.00%, 1/01/32	1,500,000	1,662,060
Iatan 2 Project, Refunding, Series A, 5.00%, 1/01/34	2,000,000	2,212,960
Iatan 2 Project, Series A, 5.00%, 12/01/35	7,335,000	8,162,168
Iatan 2 Project, Series A, Pre-Refunded, 6.00%, 1/01/39	15,750,000	15,970,815
Plum Point Project, Refunding, Series A, 5.00%, 1/01/32	10,000,000	11,088,900
Plum Point Project, Refunding, Series A, 5.00%, 1/01/33	7,500,000	8,303,025
Prairie State Project, Refunding, Series A, 5.00%, 12/01/30	4,000,000	4,515,880
Prairie State Project, Refunding, Series A, 5.00%, 12/01/31	6,000,000	6,746,460
Prairie State Project, Refunding, Series A, 5.00%, 12/01/40	27,950,000	31,251,454
Monarch-Chesterfield Levee District Special Tax, St. Louis County, Levee District, Refunding, 5.00%, 3/01/40	4,395,000	4,781,101
Move Rolla Transportation Development District Transportation Sales Tax Revenue, 4.75%, 6/01/47	5,000,000	5,129,900

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Franklin Missouri Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Missouri (continued)
Peculiar Combined Waterworks and Sewerage System Revenue,
Assured Guaranty, 4.00%, 6/01/39	$1,000,000	$1,060,530
Assured Guaranty, 4.00%, 6/01/42	2,405,000	2,543,047
Platte County School District Park Hill GO, Direct Deposit Program, 4.00%, 3/01/31	5,000,000	5,371,300
Riverside-Quindaro Bend Levee District Revenue,
Platte County, Levee District Improvement, L-385 Project, Refunding, 5.00%, 3/01/26	1,000,000	1,089,130
Platte County, Levee District Improvement, L-385 Project, Refunding, 5.00%, 3/01/29	2,585,000	2,782,236
Sikeston Electric Revenue,
Refunding, 5.00%, 6/01/20	5,000,000	5,247,900
Refunding, 5.00%, 6/01/21	13,130,000	14,054,483
Refunding, 5.00%, 6/01/22	12,570,000	13,684,582
Springfield School District No. R-12 GO, Missouri Direct Deposit Program, 5.00%, 3/01/33	1,000,000	1,110,920
Springfield Special Obligation Revenue,
Sewer System Improvements Project, 5.00%, 4/01/31	1,795,000	1,966,081
Sewer System Improvements Project, 5.00%, 4/01/32	1,885,000	2,063,302
St. Charles School District GO, Missouri Direct Deposit Program, 4.00%, 3/01/36	2,000,000	2,119,460
St. Louis Airport Revenue,
Lambert-St. Louis International Airport, Refunding, NATL Insured, 5.50%, 7/01/29	13,070,000	16,247,840
Lambert-St. Louis International Airport, Series A-1, 6.125%, 7/01/24	2,000,000	2,069,720
Lambert-St. Louis International Airport, Series A-1, 6.625%, 7/01/34	5,000,000	5,188,700
Series C, AGMC Insured, 5.00%, 7/01/42	3,930,000	4,463,340
Series C, AGMC Insured, 5.00%, 7/01/47	8,770,000	9,924,220
Series D, AGMC Insured, 5.00%, 7/01/33	1,000,000	1,133,250
Series D, AGMC Insured, 5.00%, 7/01/34	1,415,000	1,600,068
Series D, AGMC Insured, 5.00%, 7/01/36	1,125,000	1,264,804
Series D, AGMC Insured, 5.00%, 7/01/37	1,000,000	1,121,020
St. Louis County IDA Senior Living Facilities Revenue,
Friendship Village, St. Louis Obligated Group, Refunding, 5.00%, 9/01/48	8,095,000	8,739,200
Friendship Village Chesterfield, Pre-Refunded, 5.00%, 9/01/42	3,165,000	3,520,841
Friendship Village Sunset Hills, Series A, 5.875%, 9/01/43	7,000,000	7,888,020
St. Louis County Pattonville School District No. R-3 GO,
Series A, 5.00%, 3/01/36	1,000,000	1,136,840
Series A, 5.00%, 3/01/37	2,750,000	3,120,397
Series A, 5.00%, 3/01/38	1,000,000	1,131,820
St. Louis County School District No. 101 Affton GO,
Direct Deposit Program, Series A, 5.00%, 3/01/32	1,500,000	1,722,135
Direct Deposit Program, Series A, 5.00%, 3/01/33	1,595,000	1,823,500
Direct Deposit Program, Series A, 5.00%, 3/01/34	1,700,000	1,940,822
Direct Deposit Program, Series A, 5.00%, 3/01/35	1,810,000	2,060,613
Direct Deposit Program, Series A, 5.00%, 3/01/36	1,920,000	2,178,182
St. Louis Municipal Finance Corp. Leasehold Revenue, Convention Center Capital Improvement, Series B, Assured Guaranty, Pre-Refunded, 5.375%, 7/15/38	22,725,000	23,445,382

		948,530,646

U.S. Territories 2.9%
Guam 0.6%
Guam Power Authority Revenue, Refunding, Series A, AGMC Insured, 5.00%, 10/01/25	5,420,000	5,943,626

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Franklin Missouri Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
U.S. Territories (continued)
Puerto Rico 2.3%
[a] Puerto Rico Electric Power Authority Power Revenue,
Series WW, 5.50%, 7/01/38	$19,320,000	$12,533,850
Series XX, 5.75%, 7/01/36	6,000,000	3,892,500
Series XX, 5.25%, 7/01/40	10,000,000	6,487,500

		22,913,850

Total U.S. Territories		28,857,476

Total Municipal Bonds before Short Term Investments (Cost $962,942,466)		977,388,122

Short Term Investments (Cost $900,000) 0.1%
Municipal Bonds 0.1%
Missouri 0.1%
[b] Missouri State Health and Educational Facilities Authority Educational Facilities Revenue, Variable Rate Demand, The Washington University, Series B, SPA JPMorgan Chase Bank, Daily VRDN and Put, 1.41%, 3/01/40	900,000	900,000

Total Investments (Cost $963,842,466) 98.9%		978,288,122
Other Assets, less Liabilities 1.1%		11,355,258

Net Assets 100.0%		$989,643,380

See Abbreviations on page 152.

aSee Note 7 regarding defaulted securities.

bVariable rate demand notes (VRDNs) are obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. Unless otherwise noted, the coupon rate is determined based on factors including supply and demand, underlying credit, tax treatment, and current short term rates. The coupon rate shown represents the rate at period end.

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Financial Highlights

Franklin North Carolina Tax-Free Income Fund

	Six Months Ended
	August 31, 2018		Year Ended February 28,
	(unaudited)		2018	2017	2016[a]	2015	2014

Class A

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$11.28		$11.70	$11.97	$12.15	$11.95	$12.96

Income from investment operations[b]:

Net investment income[c]	0.17		0.35	0.41	0.43	0.46	0.46

Net realized and unrealized gains (losses)	0.03		(0.40)	(0.27)	(0.19)	0.21	(1.03)

Total from investment operations	0.20		(0.05)	0.14	0.24	0.67	(0.57)

Less distributions from net investment income	(0.18)		(0.37)	(0.41)	(0.42)	(0.47)	(0.44)

Net asset value, end of period	$11.30		$11.28	$11.70	$11.97	$12.15	$11.95

Total return[d]	1.75%		(0.45)%	1.19%	2.01%	5.70%	(4.35)%

Ratios to average net assets[e]

Expenses	0.66%	[f]	0.66%	0.64%	0.64%	0.63%	0.62%

Net investment income	3.03%		3.00%	3.41%	3.62%	3.84%	3.79%

Supplemental data

Net assets, end of period (000’s)	$624,015		$660,167	$756,109	$794,675	$841,737	$851,504

Portfolio turnover rate	4.56%		10.07%	18.38%	7.23%	6.94%	6.86%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

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F I N A N C I A L   H I G H L I G H T S

Franklin North Carolina Tax-Free Income Fund (continued)

	Six Months Ended
	August 31, 2018			Year Ended February 28,
	(unaudited)		2018	2017	2016[a]	2015	2014
Class C

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$11.46		$11.88	$12.15	$12.33	$12.12	$13.13

Income from investment operations[b]:

Net investment income[c]	0.14		0.29	0.35	0.37	0.40	0.40

Net realized and unrealized gains (losses)	0.03		(0.41)	(0.27)	(0.20)	0.21	(1.03)

Total from investment operations	0.17		(0.12)	0.08	0.17	0.61	(0.63)

Less distributions from net investment income	(0.14)		(0.30)	(0.35)	(0.35)	(0.40)	(0.38)

Net asset value, end of period	$11.49		$11.46	$11.88	$12.15	$12.33	$12.12

Total return[d]	1.52%		(1.00)%	0.61%	1.43%	5.13%	(4.82)%

Ratios to average net assets[e]

Expenses	1.21%	[f]	1.21%	1.19%	1.19%	1.18%	1.17%

Net investment income	2.48%		2.45%	2.86%	3.07%	3.29%	3.24%

Supplemental data

Net assets, end of period (000’s)	$146,662		$159,556	$197,705	$206,283	$217,985	$229,369

Portfolio turnover rate	4.56%		10.07%	18.38%	7.23%	6.94%	6.86%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

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F I N A N C I A L   H I G H L I G H T S

Franklin North Carolina Tax-Free Income Fund (continued)

	Six Months Ended		Year Ended
	August 31, 2018		February 28,
	(unaudited)		2018[a]

Class R6

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$11.27		$11.59

Income from investment operations[b]:

Net investment income[c]	0.18		0.22

Net realized and unrealized gains (losses)	0.03		(0.33)

Total from investment operations	0.21		(0.11)

Less distributions from net investment income	(0.18)		(0.21)

Net asset value, end of period	$11.30		$11.27

Total return[d]	1.90%		(0.97)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.55%		0.56%

Expenses net of waiver and payments by affiliates	0.53%	[f]	0.53%

Net investment income	3.16%		3.13%

Supplemental data

Net assets, end of period (000’s)	$8,388		$9,117

Portfolio turnover rate	4.56%		10.07%

aFor the period August 1, 2017 (effective date) to February 28, 2018.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

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F I N A N C I A L   H I G H L I G H T S

Franklin North Carolina Tax-Free Income Fund (continued)

	Six Months Ended
	August 31, 2018		Year Ended February 28,
	(unaudited)		2018	2017	2016[a]	2015	2014

Advisor Class

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$11.28		$11.70	$11.97	$12.15	$11.95	$12.96

Income from investment operations[b]:

Net investment income[c]	0.18		0.36	0.42	0.45	0.48	0.47

Net realized and unrealized gains (losses)	0.02		(0.40)	(0.26)	(0.20)	0.20	(1.02)

Total from investment operations	0.20		(0.04)	0.16	0.25	0.68	(0.55)

Less distributions from net investment income	(0.18)		(0.38)	(0.43)	(0.43)	(0.48)	(0.46)

Net asset value, end of period	$11.30		$11.28	$11.70	$11.97	$12.15	$11.95

Total return[d]	1.79%		(0.36)%	1.29%	2.12%	5.81%	(4.25)%

Ratios to average net assets[e]

Expenses	0.56%	[f]	0.56%	0.54%	0.54%	0.53%	0.52%

Net investment income	3.13%		3.10%	3.51%	3.72%	3.94%	3.89%

Supplemental data

Net assets, end of period (000’s)	$83,727		$80,819	$109,365	$89,119	$76,935	$63,211

Portfolio turnover rate	4.56%		10.07%	18.38%	7.23%	6.94%	6.86%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

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Statement of Investments, August 31, 2018 (unaudited)

Franklin North Carolina Tax-Free Income Fund

	Principal Amount	Value
Municipal Bonds 98.8%
North Carolina 96.5%
Buncombe County Limited Obligation Revenue, Refunding, 5.00%, 6/01/34	$3,000,000	$3,400,680
Cape Fear Public Utility Authority Water and Sewer System Revenue,
Pre-Refunded, 5.00%, 8/01/36	8,000,000	8,702,400
Refunding, 5.00%, 6/01/40	2,250,000	2,516,985
Cary Combined Enterprise System Revenue,
5.00%, 12/01/41	1,710,000	1,967,355
Pre-Refunded, 5.00%, 12/01/42.	10,000,000	11,234,800
Charlotte Airport Revenue,
Charlotte Douglas International Airport, Refunding, Series A, 5.50%, 7/01/34	3,765,000	4,014,921
Charlotte Douglas International Airport, Series A, 5.00%, 7/01/39	3,000,000	3,154,650
Charlotte Douglas International Airport, Series A, 5.00%, 7/01/41	10,000,000	10,750,400
Charlotte COP,
Cultural Arts Facilities, Refunding, Series E, 5.00%, 6/01/39	6,000,000	6,129,840
Transit Projects, Phase II, Refunding, Series A, 5.00%, 6/01/33	2,500,000	2,505,900
Charlotte Storm Water Fee Revenue, Refunding, 5.00%, 12/01/39	7,970,000	9,030,408
Charlotte Water and Sewer System Revenue,
Refunding, 4.00%, 7/01/37	5,000,000	5,313,000
Refunding, 5.00%, 7/01/40	10,000,000	11,377,200
Refunding, Series B, 5.00%, 7/01/38	10,000,000	10,559,800
The Charlotte-Mecklenburg Hospital Authority Health Care Revenue,
Carolinas HealthCare System, Refunding, Series A, 5.25%, 1/15/34	4,000,000	4,050,640
Carolinas HealthCare System, Refunding, Series A, 5.00%, 1/15/38	5,000,000	5,565,100
Carolinas HealthCare System, Refunding, Series A, 5.00%, 1/15/40	20,000,000	22,191,400
Carolinas HealthCare System, Series A, 5.125%, 1/15/37	4,000,000	4,293,480
Carolinas HealthCare System, Series A, 5.25%, 1/15/42	10,000,000	10,733,600
Columbus County Industrial Facilities and PCFA Revenue, Recovery Zone Facility, International Paper Co. Projects, Series A, 5.70%, 5/01/34	2,500,000	2,650,650
Dare County Utilities Systems Revenue, Pre-Refunded, 5.00%, 2/01/41	5,000,000	5,382,300
Durham County COP, Series A, Pre-Refunded, 5.00%, 6/01/31	4,000,000	4,099,400
Durham Utility System Revenue, Pre-Refunded, 5.00%, 6/01/41	4,000,000	4,340,480
Greensboro Combined Enterprise System Revenue, Green Bonds, Refunding, Series A, 4.00%, 6/01/47	9,750,000	10,136,295
Greenville Utilities Commission Combined Enterprise System Revenue,
Refunding, 4.00%, 4/01/46	4,225,000	4,372,917
Series A, AGMC Insured, Pre-Refunded, 5.00%, 11/01/33	4,000,000	4,021,840
Guilford County GO, Public Improvement, Series B, 4.00%, 5/01/33	5,000,000	5,339,150
Harnett County COP,
Assured Guaranty, Pre-Refunded, 5.00%, 6/01/28	1,000,000	1,024,850
Assured Guaranty, Pre-Refunded, 5.00%, 6/01/29	500,000	512,425
Mecklenburg County COP, Series A, Pre-Refunded, 5.00%, 2/01/28	350,000	354,928
Mecklenburg County GO,
Public Improvement, Series A, 4.00%, 4/01/30	5,000,000	5,494,350
Series A, 5.00%, 4/01/28	5,000,000	5,815,700
Series A, 5.00%, 4/01/29	5,000,000	5,802,450
Monroe COP,
Assured Guaranty, Pre-Refunded, 5.50%, 3/01/34	2,425,000	2,471,948
Assured Guaranty, Pre-Refunded, 5.50%, 3/01/39	1,085,000	1,106,006
Nash Health Care System Health Care Facilities Revenue,
5.00%, 11/01/41	5,000,000	5,272,600
AGMC Insured, 5.00%, 11/01/30	2,250,000	2,258,933

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S TA T E M E N T   O F   I N V E S T M E N T S   ( U N A U D I T E D )

Franklin North Carolina Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
North Carolina (continued)
New Hanover County Hospital Revenue,
New Hanover Regional Medical Center, Refunding, 5.00%, 10/01/42	$5,000,000	$5,603,300
New Hanover Regional Medical Center, Refunding, 5.00%, 10/01/47	7,190,000	8,027,851
New Hanover Regional Medical Center Project, Series B, AGMC Insured, Pre-Refunded, 5.00%, 10/01/27	3,500,000	3,623,690
New Hanover Regional Medical Center Project, Series B, AGMC Insured, Pre-Refunded, 5.125%, 10/01/31	8,385,000	8,692,394
North Carolina Capital Facilities Finance Agency Educational Facilities Revenue,
Wake Forest University, 4.00%, 1/01/48	10,000,000	10,362,100
Wake Forest University, 5.00%, 1/01/48	10,000,000	11,484,000
Wake Forest University, Pre-Refunded, 5.00%, 1/01/38	20,000,000	20,224,200
Wake Forest University, Refunding, 4.00%, 1/01/35	5,000,000	5,303,150
Wake Forest University, Refunding, 4.00%, 1/01/38	5,000,000	5,246,400
Wake Forest University, Refunding, 4.00%, 1/01/39	5,750,000	6,025,310
North Carolina Capital Facilities Finance Agency Revenue,
Davidson College, 5.00%, 3/01/40	4,000,000	4,339,080
Davidson College, 5.00%, 3/01/45	3,500,000	3,789,380
Duke University Project, Refunding, Series B, 5.00%, 10/01/41	13,585,000	15,387,729
Duke University Project, Refunding, Series B, 5.00%, 7/01/42	11,000,000	12,600,500
Duke University Project, Refunding, Series B, 4.00%, 10/01/44	5,085,000	5,335,335
Duke University Project, Refunding, Series B, 5.00%, 10/01/44	10,000,000	11,439,600
Duke University Project, Series B, Pre-Refunded, 5.00%, 10/01/38	20,000,000	20,394,800
Methodist University, 5.00%, 3/01/34	1,500,000	1,580,340
North Carolina Eastern Municipal Power Agency Power System Revenue, Series C, Pre-Refunded, 6.75%, 1/01/24	3,500,000	3,558,835
North Carolina Municipal Power Agency No. 1 Catawba Electric Revenue,
Refunding, Series A, 5.00%, 1/01/26	800,000	808,240
Refunding, Series A, 5.00%, 1/01/30	1,400,000	1,414,196
Refunding, Series A, 5.00%, 1/01/32	4,200,000	4,769,016
Refunding, Series B, 5.00%, 1/01/21	5,000,000	5,208,000
Series A, Pre-Refunded, 5.00%, 1/01/30	3,270,000	3,306,657
North Carolina State Capital Improvement Limited Obligation Revenue, Series C, Pre-Refunded, 5.00%, 5/01/29	10,000,000	10,831,300
North Carolina State GO,
Public Improvement, Series A, Pre-Refunded, 5.00%, 5/01/23.	10,000,000	10,532,900
Public Improvement, Series A, Pre-Refunded, 5.00%, 5/01/24.	10,000,000	10,532,900
Refunding, Series A, 5.00%, 6/01/23	4,000,000	4,545,680
Refunding, Series B, 5.00%, 6/01/19	5,000,000	5,125,400
North Carolina State Medical Care Commission Health Care Facilities Revenue,
Appalachian Regional Healthcare System, Refunding, Series A, 6.50%, 7/01/31	5,000,000	5,426,100
Appalachian Regional Healthcare System, Refunding, Series A, 6.625%, 7/01/34	6,000,000	6,526,260
Duke University Health System, Refunding, Series D, 4.00%, 6/01/42	7,000,000	7,254,450
Duke University Health System, Series A, 5.00%, 6/01/42	10,000,000	10,868,100
Duke University Health System, Series A, Pre-Refunded, 5.00%, 6/01/42	11,500,000	11,790,030
Duke University Health System, Series A, Pre-Refunded, 5.00%, 6/01/42	8,150,000	8,611,616
Novant Health Obligated Group, Refunding, Series A, 5.00%, 11/01/46	20,000,000	21,886,800
Presbyterian Homes, Refunding, Series C, 5.00%, 10/01/31	5,000,000	5,584,300
Rex Healthcare, Refunding, Series A, 5.00%, 7/01/30	5,000,000	5,237,600
Scotland Memorial Hospital Project, Assured Guaranty, 5.50%, 10/01/19	160,000	160,418
Scotland Memorial Hospital Project, Assured Guaranty, 5.50%, 10/01/29	1,220,000	1,223,697
University Health System, Series D, Pre-Refunded, 6.25%, 12/01/33	10,000,000	10,110,300

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S T A T E M E N T   O F   I N V E S T M E N T S   ( U N A U D I T E D )

Franklin North Carolina Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
North Carolina (continued)
North Carolina State Medical Care Commission Health Care Facilities Revenue, (continued)
Vidant Health, 5.00%, 6/01/40	$5,000,000	$5,474,800
Vidant Health, Refunding, Series A, 5.00%, 6/01/36	5,000,000	5,367,450
WakeMed Project, Refunding, Series A, 5.00%, 10/01/38	5,000,000	5,464,800
North Carolina State Medical Care Commission Health System Revenue,
Mission Health Combined Group, Refunding, 5.00%, 10/01/33	1,535,000	1,593,913
Mission Health Combined Group, Refunding, 5.00%, 10/01/35	1,625,000	1,689,838
Mission Health Combined Group, Refunding, 5.00%, 10/01/36	10,000,000	10,379,400
North Carolina State Medical Care Commission Hospital Revenue, North Carolina Baptist Hospital, Refunding, 5.00%, 6/01/34	10,000,000	10,476,500
North Carolina State Medical Care Commission Retirement Facilities First Mortgage Revenue,
The United Methodist Retirement Homes, Refunding, Series A, 5.00%, 10/01/37	1,200,000	1,320,852
The United Methodist Retirement Homes, Refunding, Series A, 5.00%, 10/01/42	1,250,000	1,372,800
The United Methodist Retirement Homes, Refunding, Series A, 5.00%, 10/01/47	2,540,000	2,783,256
North Carolina State Ports Authority Port Facilities Revenue, senior lien, Refunding, Series A, 5.25%, 2/01/40	6,000,000	6,228,900
North Carolina State University at Raleigh Revenue,
General, Refunding, Series A, 5.00%, 10/01/33	5,595,000	6,282,849
General, Refunding, Series A, 5.00%, 10/01/42	8,980,000	9,984,233
North Carolina Turnpike Authority Revenue,
Monroe Connector System, State Appropriation, 5.00%, 7/01/41	5,000,000	5,380,900
Monroe Expressway Toll, Refunding, Series A, 5.00%, 7/01/47	2,500,000	2,715,325
Triangle Expressway System, Appropriation, Refunding, Series A, 4.00%, 1/01/39	7,500,000	7,893,450
Triangle Expressway System, senior lien, Refunding, AGMC Insured, 5.00%, 1/01/31	1,000,000	1,146,290
Triangle Expressway System, senior lien, Refunding, AGMC Insured, 5.00%, 1/01/39	1,200,000	1,350,132
Triangle Expressway System, senior lien, Series A, Assured Guaranty, Pre-Refunded, 5.50%, 1/01/29	6,400,000	6,480,960
Triangle Expressway System, senior lien, Series A, Assured Guaranty, Pre-Refunded, 5.75%, 1/01/39	12,120,000	12,283,014
Oak Island Enterprise System Revenue,
AGMC Insured, Refunding, 5.00%, 6/01/33	1,000,000	1,144,430
Assured Guaranty, Pre-Refunded, 6.00%, 6/01/34	1,540,000	1,589,526
Assured Guaranty, Pre-Refunded, 6.00%, 6/01/36	1,000,000	1,032,160
Pitt County Revenue, Limited Obligation, Assured Guaranty, Pre-Refunded, 5.00%, 4/01/34	1,000,000	1,051,610
Raleigh Combined Enterprise System Revenue,
Pre-Refunded, 5.00%, 3/01/40	11,915,000	12,851,042
Refunding, Series A, 5.00%, 3/01/43	10,000,000	11,068,700
Refunding, Series B, 4.00%, 3/01/34	1,000,000	1,059,820
Series A, 4.00%, 3/01/46	10,000,000	10,394,300
Raleigh GO, Refunding, Series A, 5.00%, 9/01/26	5,000,000	5,972,000
Raleigh-Durham Airport Authority Airport Revenue,
Refunding, Series A, 5.00%, 5/01/27	350,000	403,333
Refunding, Series A, 5.00%, 5/01/29	1,000,000	1,145,120
Refunding, Series A, 5.00%, 5/01/30	550,000	627,649
Refunding, Series A, 5.00%, 5/01/36	10,785,000	11,292,758
Union County Enterprise System Revenue, 5.00%, 6/01/34.	1,000,000	1,136,190
University of North Carolina at Charlotte Revenue,
General, Board of Governors, 5.00%, 4/01/43	5,000,000	5,604,900
General, Board of Governors, 5.00%, 4/01/45	9,450,000	10,587,496
General, Board of Governors, Refunding, 5.00%, 10/01/42	4,500,000	5,118,120
General, Board of Governors, Refunding, 5.00%, 10/01/47	5,000,000	5,665,800
General, Board of Governors, Refunding, Series A, 4.00%, 10/01/40	2,250,000	2,343,870
General, Board of Governors, Series A, Pre-Refunded, 5.00%, 4/01/37	12,995,000	14,356,096

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S T A T E M E N T   O F   I N V E S T M E N T S   ( U N A U D I T E D )

Franklin North Carolina Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
North Carolina (continued)
University of North Carolina at Charlotte Revenue, (continued)
General, Board of Governors, Series A, Pre-Refunded, 5.00%, 4/01/41	$18,000,000	$19,885,320
University of North Carolina at Greensboro Revenue,
General, Board of Governors, 5.00%, 4/01/39	3,500,000	3,923,430
General, Board of Governors, 5.00%, 4/01/43	2,500,000	2,875,125
General, Board of Governors, Refunding, 4.00%, 4/01/35.	1,205,000	1,270,685
General, Board of Governors, Refunding, 4.00%, 4/01/36	1,000,000	1,051,160
General, Board of Governors, Series A, Assured Guaranty, Pre-Refunded, 5.00%, 4/01/34	1,000,000	1,019,740
University of North Carolina at Wilmington Revenue, Student Housing Projects, Limited Obligation,
Refunding, 5.00%, 6/01/37	3,000,000	3,357,660
University of North Carolina Hospitals at Chapel Hill Revenue, Board of Governors, 5.00%, 2/01/46	4,265,000	4,715,768
University of North Carolina System Pool Revenue,
Series A, Assured Guaranty, 5.00%, 10/01/33	160,000	160,362
Series A, Assured Guaranty, Pre-Refunded, 5.00%, 10/01/33	3,125,000	3,133,031
Wake County GO, Public Improvement, Refunding, Series A, 5.00%, 3/01/30	8,000,000	9,635,200
Wake County Revenue,
Limited Obligation, Pre-Refunded, 5.00%, 1/01/33	10,820,000	11,291,860
Limited Obligation, Pre-Refunded, 5.00%, 6/01/36	5,000,000	5,126,100
Limited Obligation, Pre-Refunded, 5.00%, 1/01/37	12,000,000	12,523,320
Wilmington Storm Water Fee Revenue, Refunding, AMBAC Insured, 5.00%, 6/01/33	225,000	225,578
Winston-Salem City Water and Sewer System Revenue,
4.00%, 6/01/47	5,000,000	5,224,950
Pre-Refunded, 5.00%, 6/01/39	5,000,000	5,126,100
Refunding, Series A, 5.00%, 6/01/33	2,350,000	2,650,119
Refunding, Series A, 4.00%, 6/01/34	1,350,000	1,434,888
Refunding, Series A, 4.00%, 6/01/37	5,000,000	5,254,550

		832,721,263

U.S. Territories 2.3%
Puerto Rico 2.3%
[a] Puerto Rico Electric Power Authority Power Revenue,
Series WW, 5.25%, 7/01/33	6,500,000	4,216,875
Series WW, 5.50%, 7/01/38	5,200,000	3,373,500
Series XX, 5.25%, 7/01/40	19,135,000	12,413,831

		20,004,206

Total Municipal Bonds before Short Term Investments (Cost $844,059,948)		852,725,469

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Franklin North Carolina Tax-Free Income Fund (continued)

	Principal Amount	Value
Short Term Investments (Cost $800,000) 0.1%
Municipal Bonds 0.1%
North Carolina 0.1%
[b] The Charlotte-Mecklenburg Hospital Authority Health Care Revenue, Carolinas HealthCare System, Refunding, Series B, SPA JPMorgan Chase Bank, Daily VRDN and Put, 1.43%, 1/15/38	$800,000	$800,000

Total Investments (Cost $844,859,948) 98.9%		853,525,469
Other Assets, less Liabilities 1.1%		9,267,275

Net Assets 100.0%		$862,792,744

See Abbreviations on page 152.

aSee Note 7 regarding defaulted securities.

bVariable rate demand notes (VRDNs) are obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. Unless otherwise noted, the coupon rate is determined based on factors including supply and demand, underlying credit, tax treatment, and current short term rates. The coupon rate shown represents the rate at period end.

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Financial Highlights

Franklin Virginia Tax-Free Income Fund

	Six Months Ended
	August 31, 2018	Year Ended February 28,
	(unaudited)	2018	2017	2016[a]	2015	2014

Class A

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$10.91	$11.31	$11.54	$11.65	$11.42	$12.25

Income from investment operations[b]:

Net investment income[c]	0.17	0.35	0.40	0.42	0.44	0.43

Net realized and unrealized gains (losses)	(—)[d]	(0.39)	(0.23)	(0.11)	0.23	(0.84)

Total from investment operations	0.17	(0.04)	0.17	0.31	0.67	(0.41)

Less distributions from net investment income	(0.17)	(0.36)	(0.40)	(0.42)	(0.44)	(0.42)

Net asset value, end of period	$10.91	$10.91	$11.31	$11.54	$11.65	$11.42

Total return[e]	1.61%	(0.34)%	1.51%	2.72%	5.97%	(3.33)%

Ratios to average net assets[f]

Expenses	0.69% [g]	0.68% [h]	0.65%	0.65%	0.65%	0.64%

Net investment income	3.17%	3.15%	3.46%	3.65%	3.82%	3.74%

Supplemental data

Net assets, end of period (000’s)	$430,922	$454,423	$509,170	$540,857	$558,068	$562,671

Portfolio turnover rate	4.47%	9.87%	17.44%	5.30%	8.16%	11.67%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dAmount rounds to less than $0.01 per share.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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F I N A N C I A L   H I G H L I G H T S

Franklin Virginia Tax-Free Income Fund (continued)

	Six Months Ended
	August 31, 2018	Year Ended February 28,
	(unaudited)	2018	2017	2016[a]	2015	2014

Class C

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$11.09	$11.49	$11.72	$11.82	$11.58	$12.42

Income from investment operations[b]:

Net investment income[c]	0.15	0.30	0.34	0.36	0.38	0.37

Net realized and unrealized gains (losses)	(0.01)	(0.40)	(0.23)	(0.11)	0.24	(0.86)

Total from investment operations	0.14	(0.10)	0.11	0.25	0.62	(0.49)

Less distributions from net investment income	(0.14)	(0.30)	(0.34)	(0.35)	(0.38)	(0.35)

Net asset value, end of period	$11.09	$11.09	$11.49	$11.72	$11.82	$11.58

Total return[d]	1.31%	(0.89)%	0.92%	2.20%	5.39%	(3.89)%

Ratios to average net assets[e]

Expenses	1.24% [f]	1.23% [g]	1.20%	1.20%	1.20%	1.19%

Net investment income	2.62%	2.60%	2.91%	3.10%	3.27%	3.19%

Supplemental data

Net assets, end of period (000’s)	$83,314	$90,666	$107,936	$110,753	$116,566	$118,953

Portfolio turnover rate	4.47%	9.87%	17.44%	5.30%	8.16%	11.67%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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F I N A N C I A L   H I G H L I G H T S

Franklin Virginia Tax-Free Income Fund (continued)

	Six Months Ended August 31, 2018 (unaudited)	Year Ended February 28, 2018[a]

Class R6

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$10.91	$11.25

Income from investment operations[b]:

Net investment income[c]	0.18	0.22

Net realized and unrealized gains (losses)	(—)[d]	(0.35)

Total from investment operations	0.18	(0.13)

Less distributions from net investment income	(0.18)	(0.21)

Net asset value, end of period	$10.91	$10.91

Total return[e]	1.68%	(1.14)%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates	0.57%	0.57%

Expenses net of waiver and payments by affiliates	0.55% [g]	0.54%

Net investment income	3.31%	3.29%

Supplemental data

Net assets, end of period (000’s)	$5,514	$5,028

Portfolio turnover rate	4.47%	9.87%

aFor the period August 1, 2017 (effective date) to February 28, 2018.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dAmount rounds to less than $0.01 per share.

eTotal return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

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F I N A N C I A L   H I G H L I G H T S

Franklin Virginia Tax-Free Income Fund (continued)

	Six Months Ended
	August 31, 2018	Year Ended February 28,
	(unaudited)	2018	2017	2016[a]	2015	2014

Advisor Class

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$10.92	$11.31	$11.54	$11.65	$11.42	$12.25

Income from investment operations[b]:

Net investment income[c]	0.18	0.36	0.41	0.43	0.46	0.45

Net realized and unrealized gains (losses)	(—)[d]	(0.38)	(0.22)	(0.11)	0.22	(0.85)

Total from investment operations	0.18	(0.02)	0.19	0.32	0.68	(0.40)

Less distributions from net investment income	(0.18)	(0.37)	(0.42)	(0.43)	(0.45)	(0.43)

Net asset value, end of period	$10.92	$10.92	$11.31	$11.54	$11.65	$11.42

Total return[e]	1.66%	(0.15)%	1.60%	2.82%	6.07%	(3.24)%

Ratios to average net assets[f]

Expenses	0.59% [g]	0.58% [h]	0.55%	0.55%	0.55%	0.54%

Net investment income	3.27%	3.25%	3.56%	3.75%	3.92%	3.84%

Supplemental data

Net assets, end of period (000’s)	$80,533	$85,293	$87,359	$52,952	$46,724	$37,582

Portfolio turnover rate	4.47%	9.87%	17.44%	5.30%	8.16%	11.67%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dAmount rounds to less than $0.01 per share.

eTotal return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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Statement of Investments, August 31, 2018 (unaudited)

Franklin Virginia Tax-Free Income Fund

	Principal Amount	Value
Municipal Bonds 99.2%
Virginia 88.6%
Bristol Utility System Revenue, AGMC Insured, ETM, 5.00%, 7/15/21	$780,000	$821,480
Chesterfield County EDA, PCR, Virginia Electric and Power Co. Project, Refunding, Series A, 5.00%, 5/01/23	5,000,000	5,098,400
Chesterfield County EDA Revenue,
Bon Secours Health System Inc., Series C-1, AGMC Insured, 5.00%, 11/01/42	2,250,000	2,382,345
Bon Secours Health System Inc., Series C-2, Assured Guaranty, 5.00%, 11/01/42	8,000,000	8,470,560
Fairfax County EDA Residential Care Facilities Mortgage Revenue,
Goodwin House Inc., Refunding, Series A, 4.00%, 10/01/42	1,500,000	1,518,570
Goodwin House Inc., Refunding, Series A, 5.00%, 10/01/42	5,840,000	6,454,018
Fairfax County EDA Revenue, Metrorail Parking System Project, 5.00%, 4/01/42	5,085,000	5,799,087
Fairfax County EDA Transportation District Improvement Revenue, Silver Line Phase I Project, Pre- Refunded, 5.00%, 4/01/36	10,000,000	10,516,100
Fairfax County IDAR,
Health Care, Inova Health System Project, Series A, 5.00%, 5/15/44	2,500,000	2,748,850
Health Care, Inova Health System Project, Series A, 4.00%, 5/15/48	5,000,000	5,108,750
Health Care, Inova Health System Project, Series A, Pre-Refunded, 5.50%, 5/15/35	6,445,000	6,617,275
Health Care, Inova Health System Project, Series A, Pre-Refunded, 5.50%, 5/15/35	3,555,000	3,648,781
Health Care, Inova Health System Project, Series C, Pre-Refunded, 5.00%, 5/15/25	3,500,000	3,581,515
Fairfax County Sewer Revenue,
5.00%, 7/15/36	3,100,000	3,615,933
5.00%, 7/15/37	2,760,000	3,212,309
Fairfax County Water Authority Revenue,
Refunding, 5.00%, 4/01/43	3,510,000	4,048,539
Refunding, 5.00%, 4/01/47	5,000,000	5,750,850
Hampton Roads Sanitation District Wastewater Revenue,
Refunding, Subordinate, Series A, 5.00%, 8/01/31	6,200,000	7,208,864
Refunding, Subordinate, Series A, 5.00%, 8/01/33	5,115,000	5,904,040
Refunding, Subordinate, Series A, 5.00%, 8/01/43	11,840,000	13,468,474
Hampton Roads Transportation Accountability Commission Revenue, Transportation Fund, senior lien,
Series A, 5.00%, 7/01/48	15,000,000	17,304,600
Henrico County EDA Revenue, Bon Secours Health System Inc., Refunding, 5.00%, 11/01/30	7,000,000	7,712,600
Hopewell Sewer System Revenue, Refunding, Series A, 5.00%, 7/15/42	4,850,000	5,177,084
Lexington IDA Educational Facilities Revenue,
VMI Development Board Inc. Project, Series C, Pre-Refunded, 5.00%, 12/01/36	5,000,000	5,121,650
Washington and Lee University, 5.00%, 1/01/43	10,000,000	10,835,100
Washington and Lee University, Refunding, Series A, 5.00%, 1/01/48	1,500,000	1,725,210
Lexington IDA Residential Care Facility Revenue,
Kendal at Lexington, Series A, 5.00%, 1/01/42	1,000,000	1,077,040
Kendal at Lexington, Series A, 5.00%, 1/01/48	1,250,000	1,343,162
Loudoun County Sanitation Authority Water and Sewer Revenue, Refunding, 5.00%, 1/01/29	4,770,000	5,523,612
Lynchburg EDA Hospital Revenue, Centra Health Obligated Group, Refunding, Series A, 5.00%, 1/01/47	4,500,000	5,000,625
Norfolk GO,
Capital Improvement, Series A, 5.00%, 10/01/41	1,040,000	1,184,914
Capital Improvement, Series A, 5.00%, 10/01/46	2,500,000	2,838,775
Capital Improvement, Series A, Pre-Refunded, 5.00%, 8/01/32	5,845,000	6,645,707
Capital Improvement, Series C, Pre-Refunded, 5.00%, 10/01/42	7,825,000	8,457,729
Norfolk Water Revenue,
5.00%, 11/01/43	6,920,000	7,984,642
5.00%, 11/01/47	6,925,000	7,966,520
Northern Virginia Transportation Authority Transportation Special Tax Revenue, 5.00%, 6/01/33	3,000,000	3,398,550
Pittsylvania County School GO, Series B, Pre-Refunded, 5.75%, 2/01/30	5,800,000	5,898,716

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S T A T E M E N T  O F   I N V E S T M E N T S   ( U N A U D I T E D )

Franklin Virginia Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Virginia (continued)
Portsmouth GO,
Public Utility, Refunding, Series A, 5.00%, 7/15/41	$4,010,000	$4,385,978
Public Utility, Series A, Pre-Refunded, 5.00%, 7/15/41	5,990,000	6,661,479
Prince William County IDA Health Care Facilities Revenue, Novant Health Obligated Group, Prince William
Hospital, Refunding, Series B, 5.00%, 11/01/46	10,000,000	10,670,700
Prince William County IDA Revenue, George Mason University Foundation, Prince William Life Sciences
Lab LLC Project, Series AA, Pre-Refunded, 5.125%, 9/01/41	3,200,000	3,495,552
Richmond Public Utility Revenue,
Refunding, Series A, 5.00%, 1/15/33	10,000,000	11,482,600
Refunding, Series A, 5.00%, 1/15/43	10,000,000	11,017,900
Series A, Pre-Refunded, 5.00%, 1/15/35	11,495,000	11,638,687
Riverside Regional Jail Authority Jail Facility Revenue, Refunding, 5.00%, 7/01/31	6,215,000	7,137,555
Roanoke County EDA Lease Revenue, Public Facility Projects, Assured Guaranty, Pre-Refunded, 5.125%, 10/15/37	5,000,000	5,020,800
Roanoke EDA Hospital Revenue, Carilion Clinic Obligated Group, Refunding, 5.00%, 7/01/33	10,615,000	11,168,041
Roanoke IDA Hospital Revenue,
Carilion Health System Obligated Group, Series B, AGMC Insured, 5.00%, 7/01/38	3,950,000	4,121,114
Carilion Health System Obligated Group, Series B, Assured Guaranty, Pre-Refunded, 5.00%, 7/01/38	50,000	52,901
Smyth County GO, Public Improvement, Series A, Pre-Refunded, 5.00%, 11/01/31	4,145,000	4,531,314
Stafford County and Staunton IDAR, Virginia Municipal League Assn. of Counties Finance Program, XLCA
Insured, 5.00%, 8/01/37	960,000	961,104
Suffolk GO,
Pre-Refunded, 5.00%, 2/01/41	7,395,000	7,942,304
Pre-Refunded, 5.00%, 2/01/41	2,605,000	2,804,178
Pre-Refunded, 5.00%, 6/01/42	10,000,000	10,851,200
University of Virginia Revenue,
General, Pledge, Refunding, Series A, 5.00%, 6/01/43	15,000,000	16,686,750
General, Pledge, Refunding, Series A, 5.00%, 4/01/47	9,630,000	11,060,440
Virginia Beach Development Authority Residential Care Facility Revenue,
Westminster-Canterbury on Chesapeake Bay, Refunding, 5.00%, 9/01/40	1,750,000	1,948,047
Westminster-Canterbury on Chesapeake Bay, Refunding, 5.00%, 9/01/44	2,215,000	2,459,802
Virginia College Building Authority Educational Facilities Revenue,
21st Century College and Equipment Programs, Series A, 4.00%, 2/01/30	7,000,000	7,476,000
Liberty University Projects, 5.25%, 3/01/29	2,860,000	3,003,458
Liberty University Projects, 5.00%, 3/01/41	26,855,000	28,039,037
Public Higher Education Financing Program, Refunding, Series A, 5.00%, 9/01/27	4,000,000	4,732,800
Washington and Lee University, Refunding, Series A, 5.00%, 1/01/40	5,000,000	5,608,500
Virginia Port Authority Port Facilities Revenue, Pre-Refunded, 5.00%, 7/01/40.	6,000,000	6,160,860
Virginia Small Business Financing Authority Revenue, Transform 66 P3 Project, 5.00%, 12/31/47	1,600,000	1,748,928
Virginia State Commonwealth Transportation Board Revenue,
Federal Transportation Grant Anticipation Notes, 5.00%, 9/15/30	2,260,000	2,645,330
Federal Transportation Grant Anticipation Notes, 5.00%, 9/15/31	4,000,000	4,666,280
Virginia State HDA Revenue,
Rental Housing, Series B, 5.625%, 6/01/39	7,240,000	7,431,281
Rental Housing, Series B, 5.00%, 6/01/45	3,050,000	3,139,304
Rental Housing, Series E, 5.00%, 10/01/44	6,540,000	6,630,710
Rental Housing, Series F, 5.05%, 12/01/44	12,125,000	12,344,947
Rental Housing, Series F, 5.00%, 4/01/45	2,125,000	2,179,230
Virginia State Public School Authority Revenue,
School Financing, 1997 Resolution, Refunding, Series B, 5.00%, 8/01/24	10,000,000	11,554,500
Special Obligation Fluvanna County, School Financing, Pre-Refunded, 6.00%, 12/01/32	5,000,000	5,053,500

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S T A T E M E N T   O F   I N V E S T M E N T S   ( U N A U D I T E D )

Franklin Virginia Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Virginia (continued)
Virginia State Resources Authority Infrastructure Revenue,
Pooled Financing Program, Refunding, Series B, 5.00%, 11/01/41	$3,630,000	$3,946,209
Pooled Financing Program, Series B, Pre-Refunded, 5.00%, 11/01/41	5,780,000	6,337,308
Virginia Pooled Financing Program, Pre-Refunded, 5.00%, 11/01/38	1,465,000	1,472,779
Virginia Pooled Financing Program, Refunding, 5.00%, 11/01/45	5,255,000	6,003,417
Virginia Pooled Financing Program, Senior Series A, 5.00%, 11/01/38	135,000	135,687
Virginia Pooled Financing Program, Series A, 5.00%, 11/01/38	5,165,000	5,933,087
Virginia State Small Business Financing Authority Healthcare Facilities Revenue, Sentara Healthcare,
Refunding, 5.00%, 11/01/40.	23,000,000	24,125,160
Virginia State Small Business Financing Authority Private Activity Revenue, Transform 66 P3 Project, 5.00%, 12/31/49	5,000,000	5,453,600
Winchester EDA Hospital Revenue, Valley Health System Obligated Group, Refunding, 5.00%, 1/01/44	5,000,000	5,470,400
Winchester IDA Hospital Revenue, Valley Health System Obligated Group, Series E, Pre-Refunded, 5.625%, 1/01/44	3,350,000	3,392,947

		531,954,681

District of Columbia 9.1%
Metropolitan Washington Airports Authority Airport System Revenue,
Refunding, Series A, 5.00%, 10/01/35	12,000,000	12,709,440
Refunding, Series B, BHAC Insured, 5.00%, 10/01/29	3,000,000	3,095,940
Refunding, Series C, 5.125%, 10/01/34	6,450,000	6,466,899
Metropolitan Washington Airports Authority Dulles Toll Road Revenue,
Dulles Metrorail and Capital Improvement Projects, first senior lien, Series A, 5.00%, 10/01/39	10,000,000	10,288,500
Dulles Metrorail and Capital Improvement Projects, first senior lien, Series A, 5.25%, 10/01/44	12,000,000	12,373,920
Washington Metropolitan Area Transit Authority Gross Revenue,
Transit, Refunding, Series A-2, 5.00%, 7/01/34	1,750,000	2,034,182
Transit, Series A, Pre-Refunded, 5.125%, 7/01/32	2,000,000	2,057,320
Transit, Series B, 5.00%, 7/01/42	5,000,000	5,719,850

		54,746,051

U.S. Territories 1.5%
Puerto Rico 1.5%
[a] Puerto Rico Electric Power Authority Power Revenue,
Series WW, 5.50%, 7/01/38	5,200,000	3,373,500
Series XX, 5.25%, 7/01/40	8,400,000	5,449,500

		8,823,000

Total Municipal Bonds before Short Term Investments (Cost $581,610,343)		595,523,732

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S T A T E M E N T  O F   I N V E S T M E N T S   ( U N A U D I T E D )

Franklin Virginia Tax-Free Income Fund (continued)

	Principal Amount	Value

Short Term Investments (Cost $700,000) 0.1%

Municipal Bonds 0.1%
Virginia 0.1%
[b] Virginia College Building Authority Educational Facilities Revenue, University of Richmond Project, SPA Wells Fargo Bank, Daily VRDN and Put, 1.53%, 11/01/36	$700,000	$700,000

Total Investments (Cost $582,310,343) 99.3%		596,223,732
Other Assets, less Liabilities 0.7%		4,059,517

Net Assets 100.0%		$600,283,249

See Abbreviations on page 152.

aSee Note 7 regarding defaulted securities.

bVariable rate demand notes (VRDNs) are obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. Unless otherwise noted, the coupon rate is determined based on factors including supply and demand, underlying credit, tax treatment, and current short term rates. The coupon rate shown represents the rate at period end.

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Financial Statements

Statements of Assets and Liabilities

August 31, 2018 (unaudited)

	Franklin Alabama Tax-Free Income Fund	Franklin Florida Tax-Free Income Fund	Franklin Georgia Tax-Free Income Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$243,384,798	$570,683,172	$464,903,226

Value - Unaffiliated issuers	$250,813,420	$590,930,798	$474,105,152
Cash	574,271	113,529	549,202
Receivables:
Capital shares sold	32,858	229,970	209,007
Interest	3,116,046	7,735,383	4,774,805
Other assets	124	299	242

Total assets	254,536,719	599,009,979	479,638,408

Liabilities:
Payables:
Investment securities purchased	3,084,000	—	—
Capital shares redeemed	327,005	1,096,282	1,029,088
Management fees	114,791	244,520	199,962
Distribution fees	39,896	79,701	82,492
Transfer agent fees	4,169	19,236	25,701
Professional fees	29,139	13,267	22,244
Distributions to shareholders	73,829	347,606	155,486
Accrued expenses and other liabilities	9,323	35,850	33,145

Total liabilities	3,682,152	1,836,462	1,548,118

Net assets, at value	$250,854,567	$597,173,517	$478,090,290

Net assets consist of:
Paid-in capital	$260,125,041	$638,228,824	$490,520,360
Undistributed net investment income	476,694	1,251,547	1,197,888
Net unrealized appreciation (depreciation)	7,428,622	20,247,626	9,201,926
Accumulated net realized gain (loss)	(17,175,790)	(62,554,480)	(22,829,884)

Net assets, at value	$250,854,567	$597,173,517	$478,090,290

Class A:
Net assets, at value	$201,101,652	$505,571,315	$342,578,321

Shares outstanding	18,564,918	48,245,154	29,487,484

Net asset value per share[a]	$10.83	$10.48	$11.62

Maximum offering price per share (net asset value per share ÷ 95.75%)	$11.31	$10.95	$12.14

Class C:
Net assets, at value	$ 41,036,415	$65,831,458	$ 95,056,024

Shares outstanding	3,738,464	6,148,283	8,059,722

Net asset value and maximum offering price per share[a]	$10.98	$10.71	$11.79

Class R6:
Net assets, at value	$ 887,733	$ 2,189,249	$ 3,225,426

Shares outstanding	81,949	208,430	277,615

Net asset value and maximum offering price per share	$10.83	$10.50	$11.62

Advisor Class:
Net assets, at value	$ 7,828,767	$23,581,495	$ 37,230,519

Shares outstanding	722,711	2,245,421	3,203,544

Net asset value and maximum offering price per share	$10.83	$10.50	$11.62

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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F I N A N C I A L   S T A T E M E N T S

Statements of Assets and Liabilities (continued)

August 31, 2018 (unaudited)

	Franklin	Franklin	Franklin
	Kentucky	Louisiana	Maryland
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$145,976,516	$369,080,279	$418,068,058

Value - Unaffiliated issuers	$149,270,348	$377,940,516	$427,999,352
Cash	2,696,459	1,761,865	1,968,176
Receivables:
Capital shares sold	8,084	487,756	303,003
Interest	1,846,258	4,540,107	4,760,980
Other assets	75	187	214

Total assets	153,821,224	384,730,431	435,031,725

Liabilities:
Payables:
Capital shares redeemed	211,289	720,783	554,339
Management fees	74,283	164,543	183,364
Distribution fees	12,328	57,486	71,952
Transfer agent fees	5,590	6,832	10,470
Professional fees	23,774	18,533	18,677
Distributions to shareholders	16,011	39,482	141,003
Accrued expenses and other liabilities	10,102	23,828	24,994

Total liabilities	353,377	1,031,487	1,004,799

Net assets, at value	$153,467,847	$383,698,944	$434,026,926

Net assets consist of:
Paid-in capital	$159,786,793	$401,672,203	$465,020,164
Undistributed net investment income	235,879	567,493	1,126,277
Net unrealized appreciation (depreciation)	3,293,832	8,860,237	9,931,294
Accumulated net realized gain (loss)	(9,848,657)	(27,400,989)	(42,050,809)

Net assets, at value	$153,467,847	$383,698,944	$434,026,926

Class A:
Net assets, at value	$144,602,479	$304,784,987	$308,402,899

Shares outstanding	13,501,637	27,972,118	28,566,429

Net asset value per share[a]	$10.71	$10.90	$10.80

Maximum offering price per share (net asset value per share ÷ 95.75%)	$11.19	$11.38	$11.28

Class C:
Net assets, at value		$56,590,685	$82,141,377

Shares outstanding		5,110,677	7,457,484

Net asset value and maximum offering price per share[a]		$11.07	$11.01

Class R6:
Net assets, at value	$2,149,723	$3,984,662	$1,651,751

Shares outstanding	200,656	365,647	152,792

Net asset value and maximum offering price per share	$10.71	$10.90	$10.81

Advisor Class:
Net assets, at value	$6,715,645	$18,338,610	$41,830,899

Shares outstanding	626,747	1,682,402	3,870,354

Net asset value and maximum offering price per share	$10.72	$10.90	$10.81

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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Statements of Assets and Liabilities (continued)

August 31, 2018 (unaudited)

	Franklin	Franklin	Franklin
	Missouri	North Carolina	Virginia
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$963,842,466	$844,859,948	$582,310,343

Value - Unaffiliated issuers	$978,288,122	$853,525,469	$596,223,732
Cash	1,369,367	661,887	435,457
Receivables:
Capital shares sold	302,708	174,375	192,540
Interest	12,353,559	10,956,496	7,353,952
Other assets	485	428	297

Total assets	992,314,241	865,318,655	604,205,978

Liabilities:
Payables:
Capital shares redeemed	1,850,908	1,679,096	3,339,381
Management fees	391,653	344,059	246,504
Distribution fees	141,513	134,892	83,226
Transfer agent fees	3,939	43,733	40,497
Professional fees	10,209	11,336	19,718
Distributions to shareholders	207,618	247,764	156,105
Accrued expenses and other liabilities	65,021	65,031	37,298

Total liabilities	2,670,861	2,525,911	3,922,729

Net assets, at value	$989,643,380	$862,792,744	$600,283,249

Net assets consist of:
Paid-in capital	$1,046,159,309	$939,582,465	$640,209,056
Undistributed net investment income	1,794,350	1,678,130	989,880
Net unrealized appreciation (depreciation)	14,445,656	8,665,521	13,913,389
Accumulated net realized gain (loss)	(72,755,935)	(87,133,372)	(54,829,076)

Net assets, at value	$989,643,380	$862,792,744	$600,283,249

Class A:
Net assets, at value	$762,483,680	$624,015,475	$430,922,041

Shares outstanding	66,606,744	55,212,140	39,501,905

Net asset value per share[a]	$11.45	$11.30	$10.91

Maximum offering price per share (net asset value per share ÷ 95.75%)	$11.96	$11.80	$11.39

Class C:
Net assets, at value	$136,737,645	$146,661,731	$83,314,497

Shares outstanding	11,822,902	12,766,167	7,510,032

Net asset value and maximum offering price per share[a]	$11.57	$11.49	$11.09

Class R6:
Net assets, at value	$18,420,227	$8,388,132	$5,513,814

Shares outstanding	1,607,762	742,497	505,168

Net asset value and maximum offering price per share	$11.46	$11.30	$10.91

Advisor Class:
Net assets, at value	$72,001,828	$83,727,406	$80,532,897

Shares outstanding	6,285,419	7,407,635	7,375,848

Net asset value and maximum offering price per share	$11.46	$11.30	$10.92

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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F I N A N C I A L   H I G H L I G H T S

Statements of Operations

for the six months ended August 31, 2018 (unaudited)

	Franklin	Franklin	Franklin
	Alabama	Florida	Georgia
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund

Investment income:
Interest:
Unaffiliated issuers	$4,966,624	$13,352,414	$9,847,913

Expenses:
Management fees (Note 3a)	701,285	1,494,776	1,228,228
Distribution fees: (Note 3c)
Class A	103,375	261,757	178,257
Class C	141,947	225,727	336,708
Transfer agent fees: (Note 3e)
Class A	59,139	153,878	123,550
Class C	12,496	20,414	35,908
Class R6	302	614	576
Advisor Class	2,177	6,292	11,958
Custodian fees (Note 4)	1,108	2,616	2,120
Reports to shareholders	8,451	16,581	15,769
Registration and filing fees	8,011	16,292	8,479
Professional fees.	27,964	44,033	29,795
Trustees’ fees and expenses	698	1,766	1,389
Other	13,237	26,764	23,452

Total expenses	1,080,190	2,271,510	1,996,189
Expense reductions (Note 4)	(372)	(676)	(743)
Expenses waived/paid by affiliates (Note 3f)	(110)	(258)	(147)

Net expenses	1,079,708	2,270,576	1,995,299

Net investment income	3,886,916	11,081,838	7,852,614

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	215,307	82,008	612,686

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(1,383,575)	626,057	(2,125,123)

Net realized and unrealized gain (loss)	(1,168,268)	708,065	(1,512,437)

Net increase (decrease) in net assets resulting from operations	$2,718,648	$11,789,903	$6,340,177

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Statements of Operations (continued)

for the six months ended August 31, 2018 (unaudited)

	Franklin	Franklin	Franklin
	Kentucky	Louisiana	Maryland
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund

Investment income:
Interest:
Unaffiliated issuers	$3,125,445	$7,751,081	$8,466,399

Expenses:
Management fees (Note 3a)	453,468	999,967	1,114,577
Distribution fees: (Note 3c)
Class A	74,466	157,427	158,178
Class C	—	194,842	284,670
Transfer agent fees: (Note 3e)
Class A	54,336	93,874	106,951
Class C	—	17,875	29,610
Class R6	567	996	359
Advisor Class	2,621	4,553	13,445
Custodian fees (Note 4)	671	1,676	1,890
Reports to shareholders	6,339	11,842	13,287
Registration and filing fees	3,507	7,482	8,836
Professional fees	21,106	29,664	32,601
Trustees’ fees and expenses	422	1,042	1,227
Other	10,934	19,613	18,628

Total expenses	628,437	1,540,853	1,784,259
Expense reductions (Note 4)	(227)	(577)	(649)
Expenses waived/paid by affiliates (Note 3f)	(246)	(431)	(143)

Net expenses	627,964	1,539,845	1,783,467

Net investment income	2,497,481	6,211,236	6,682,932

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	404,575	482,647	310,237

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(1,182,463)	(634,036)	1,024,047

Net realized and unrealized gain (loss)	(777,888)	(151,389)	1,334,284

Net increase (decrease) in net assets resulting from operations	$1,719,593	$6,059,847	$8,017,216

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F I N A N C I A L   S T A T E M E N T S

Statements of Operations (continued)

for the six months ended August 31, 2018 (unaudited)

	Franklin	Franklin	Franklin
	Missouri	North Carolina	Virginia
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund

Investment income:
Interest:
Unaffiliated issuers	$19,238,531	$16,405,020	$11,971,722

Expenses:
Management fees (Note 3a)	2,386,619	2,096,690	1,504,484
Distribution fees: (Note 3c)
Class A	391,159	321,804	222,733
Class C	469,567	499,875	282,593
Transfer agent fees: (Note 3e)
Class A	281,770	201,330	146,523
Class C	52,040	48,122	28,744
Class R6	3,775	2,097	1,350
Advisor Class	26,008	25,620	27,204
Custodian fees (Note 4)	4,345	3,809	2,653
Reports to shareholders.	33,644	29,177	18,560
Registration and filing fees	11,102	9,661	10,392
Professional fees	65,053	58,210	41,523
Trustees’ fees and expenses.	2,767	2,556	1,711
Other	37,122	35,082	27,024

Total expenses	3,764,971	3,334,033	2,315,494
Expense reductions (Note 4)	(1,474)	(1,088)	(902)
Expenses waived/paid by affiliates (Note 3f)	(1,011)	(794)	(534)

Net expenses	3,762,486	3,332,151	2,314,058

Net investment income	15,476,045	13,072,869	9,657,664

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	(296,969)	40,614	(48,693)

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	6,364,350	2,188,973	131,945

Net realized and unrealized gain (loss)	6,067,381	2,229,587	83,252

Net increase (decrease) in net assets resulting from operations	$21,543,426	$15,302,456	$9,740,916

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F I N A N C I A L   S T A T E M E N T S

Statements of Changes in Net Assets

	Franklin Alabama Tax-Free Income Fund		Franklin Florida Tax-Free Income Fund

	Six Months Ended August 31, 2018 (unaudited)	Year Ended February 28, 2018	Six Months Ended August 31, 2018 (unaudited)	Year Ended February 28, 2018

Increase (decrease) in net assets:
Operations:
Net investment income	$3,886,916	$8,545,953	$11,081,838	$24,959,167
Net realized gain (loss)	215,307	(10,536,256)	82,008	(16,894,594)
Net change in unrealized appreciation (depreciation)	(1,383,575)	3,853,848	626,057	(8,203,562)

Net increase (decrease) in net assets resulting from operations	2,718,648	1,863,545	11,789,903	(138,989)

Distributions to shareholders from:
Net investment income:
Class A	(3,181,776)	(7,207,094)	(9,576,003)	(22,956,485)
Class C	(543,603)	(1,347,293)	(1,052,704)	(2,635,993)
Class R6	(20,748)	(15,213)	(44,686)	(28,763)
Advisor Class	(120,765)	(231,050)	(399,794)	(653,113)

Total distributions to shareholders	(3,866,892)	(8,800,650)	(11,073,187)	(26,274,354)

Capital share transactions: (Note 2)
Class A	(6,317,778)	(11,200,991)	(31,111,481)	(76,897,689)
Class C	(4,199,727)	(8,984,893)	(7,502,342)	(14,489,834)
Class R6	(622,883)	1,542,655	(200,338)	2,423,746
Advisor Class	175,088	2,730,479	3,081,751	10,302,570

Total capital share transactions	(10,965,300)	(15,912,750)	(35,732,410)	(78,661,207)

Net increase (decrease) in net assets	(12,113,544)	(22,849,855)	(35,015,694)	(105,074,550)
Net assets:
Beginning of period	262,968,111	285,817,966	632,189,211	737,263,761

End of period	$250,854,567	$262,968,111	$597,173,517	$632,189,211

Undistributed net investment income included in net assets:
End of period	$476,694	$456,670	$1,251,547	$1,242,896

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F I N A N C I A L   S T A T E M E N T S

Statements of Changes in Net Assets (continued)

	Franklin Georgia Tax-Free Income Fund		Franklin Kentucky Tax-Free Income Fund

	Six Months Ended August 31, 2018 (unaudited)	Year Ended February 28, 2018	Six Months Ended August 31, 2018 (unaudited)	Year Ended February 28, 2018

Increase (decrease) in net assets:
Operations:
Net investment income	$ 7,852,614	$ 17,356,690	$2,497,481	$ 5,770,618
Net realized gain (loss)	612,686	(12,804,183)	404,575	(2,905,578)
Net change in unrealized appreciation (depreciation)	(2,125,123)	(2,113,811)	(1,182,463)	(772,667)

Net increase (decrease) in net assets resulting from operations	6,340,177	2,438,696	1,719,593	2,092,373

Distributions to shareholders from:
Net investment income:
Class A	(5,831,682)	(13,339,164)	(2,400,674)	(5,478,565)
Class C	(1,386,201)	(3,314,227)	—	—
Class R6	(47,712)	(98)	(35,715)	(25,079)
Advisor Class	(580,133)	(1,084,844)	(119,319)	(255,715)

Total distributions to shareholders	(7,845,728)	(17,738,333)	(2,555,708)	(5,759,359)

Capital share transactions: (Note 2)
Class A	(19,713,880)	(53,885,991)	(4,792,185)	(11,971,412)
Class C	(14,368,971)	(15,541,922)	—	—
Class R6	3,230,323	5,000	75,904	2,120,659
Advisor Class	1,942,805	14,929,163	(683,968)	713,633

Total capital share transactions	(28,909,723)	(54,493,750)	(5,400,249)	(9,137,120)

Net increase (decrease) in net assets .	(30,415,274)	(69,793,387)	(6,236,364)	(12,804,106)
Net assets:
Beginning of period	508,505,564	578,298,951	159,704,211	172,508,317

End of period	$478,090,290	$508,505,564	$153,467,847	$159,704,211

Undistributed net investment income included in net assets:
End of period	$ 1,197,888	$ 1,191,002	$ 235,879	$ 294,106

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F I N A N C I A L   S T A T E M E N T S

Statements of Changes in Net Assets (continued)

	Franklin Louisiana Tax-Free Income Fund		Franklin Maryland Tax-Free Income Fund

	Six Months Ended August 31, 2018 (unaudited)	Year Ended February 28, 2018	Six Months Ended August 31, 2018 (unaudited)	Year Ended February 28, 2018

Increase (decrease) in net assets:
Operations:
Net investment income	$6,211,236	$13,166,677	$6,682,932	$14,520,447
Net realized gain (loss)	482,647	(9,832,164)	310,237	(20,536,163)
Net change in unrealized appreciation (depreciation)	(634,036)	635,988	1,024,047	6,645,446

Net increase (decrease) in net assets resulting from operations	6,059,847	3,970,501	8,017,216	629,730

Distributions to shareholders from:
Net investment income:
Class A	(5,050,383)	(11,166,810)	(4,915,435)	(11,061,560)
Class C	(780,537)	(1,757,396)	(1,093,126)	(2,727,699)
Class R6	(62,491)	(41,484)	(23,130)	(14,141)
Advisor Class	(251,428)	(423,547)	(635,707)	(1,438,849)

Total distributions to shareholders	(6,144,839)	(13,389,237)	(6,667,398)	(15,242,249)

Capital share transactions: (Note 2)
Class A	(17,214,254)	(13,302,982)	(11,658,292)	(22,507,986)
Class C	(4,805,071)	(4,347,097)	(10,691,890)	(19,453,172)
Class R6	302,287	3,745,109	271,068	1,398,517
Advisor Class	4,248,462	4,121,585	1,175,074	(812,561)

Total capital share transactions	(17,468,576)	(9,783,385)	(20,904,040)	(41,375,202)

Net increase (decrease) in net assets	(17,553,568)	(19,202,121)	(19,554,222)	(55,987,721)
Net assets:
Beginning of period	401,252,512	420,454,633	453,581,148	509,568,869

End of period	$383,698,944	$401,252,512	$434,026,926	$453,581,148

Undistributed net investment income included in net assets:
End of period	$567,493	$501,096	$1,126,277	$1,110,743

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Statements of Changes in Net Assets (continued)

	Franklin Missouri Tax-Free Income Fund		Franklin North Carolina Tax-Free Income Fund

	Six Months Ended August 31, 2018 (unaudited)	Year Ended February 28, 2018	Six Months Ended August 31, 2018 (unaudited)	Year Ended February 28, 2018

Increase (decrease) in net assets:
Operations:
Net investment income	$15,476,045	$32,920,499	$13,072,869	$29,495,219
Net realized gain (loss)	(296,969)	(32,105,829)	40,614	(33,994,401)
Net change in unrealized appreciation (depreciation)	6,364,350	(259,821)	2,188,973	(676,097)

Net increase (decrease) in net assets resulting from operations	21,543,426	554,849	15,302,456	(5,175,279)

Distributions to shareholders from:
Net investment income:
Class A	(12,059,461)	(27,525,110)	(9,938,866)	(23,340,180)
Class C	(1,804,844)	(4,322,246)	(1,913,889)	(4,668,358)
Class R6	(295,409)	(170,706)	(139,356)	(89,080)
Advisor Class	(1,145,771)	(2,869,337)	(1,302,597)	(3,424,938)

Total distributions to shareholders	(15,305,485)	(34,887,399)	(13,294,708)	(31,522,556)

Capital share transactions: (Note 2)
Class A	(35,516,156)	(53,544,231)	(37,567,878)	(69,441,146)
Class C	(13,472,486)	(15,546,130)	(13,266,043)	(31,767,148)
Class R6	763,418	17,861,593	(748,081)	9,261,452
Advisor Class	(896,086)	(8,622,682)	2,708,226	(24,876,085)

Total capital share transactions	(49,121,310)	(59,851,450)	(48,873,776)	(116,822,927)

Net increase (decrease) in net assets	(42,883,369)	(94,184,000)	(46,866,028)	(153,520,762)
Net assets:
Beginning of period	1,032,526,749	1,126,710,749	909,658,772	1,063,179,534

End of period	$989,643,380	$1,032,526,749	$862,792,744	$909,658,772

Undistributed net investment income included in net assets:
End of period	$1,794,350	$1,623,790	$1,678,130	$1,899,969

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F I N A N C I A L   S T A T E M E N T S

Statements of Changes in Net Assets (continued)

	Franklin Virginia Tax-Free Income Fund

	Six Months Ended August 31, 2018 (unaudited)	Year Ended February 28, 2018

Increase (decrease) in net assets:
Operations:
Net investment income	$ 9,657,664	$ 21,024,923
Net realized gain (loss)	(48,693)	(20,798,156)
Net change in unrealized appreciation (depreciation)	131,945	(2,459,040)

Net increase (decrease) in net assets resulting from operations	9,740,916	(2,232,273)

Distributions to shareholders from:
Net investment income:
Class A	(7,092,310)	(15,951,000)
Class C	(1,127,230)	(2,656,037)
Class R6	(89,915)	(53,853)
Advisor Class	(1,356,743)	(3,042,828)

Total distributions to shareholders	(9,666,198)	(21,703,718)

Capital share transactions: (Note 2)
Class A	(23,536,115)	(37,540,988)
Class C	(7,381,364)	(13,850,790)
Class R6	482,670	5,128,887
Advisor Class	(4,765,946)	1,143,037

Total capital share transactions	(35,200,755)	(45,119,854)

Net increase (decrease) in net assets	(35,126,037)	(69,055,845)
Net assets:
Beginning of period	635,409,286	704,465,131

End of period	$600,283,249	$635,409,286

Undistributed net investment income included in net assets:
End of period	$ 989,880	$ 998,414

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Notes to Financial Statements (unaudited)

1.  Organization and Significant Accounting Policies

Franklin Tax-Free Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of twenty-two separate funds, nine of which are included in this report (Funds) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The classes of shares offered within each of the Funds are indicated below. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

Class A, Class R6 & Advisor Class

Franklin Kentucky Tax-Free Income Fund

Class A, Class C, Class R6 & Advisor Class

Franklin Alabama Tax-Free Income Fund

Franklin Florida Tax-Free Income Fund

Franklin Georgia Tax-Free Income Fund

Franklin Louisiana Tax-Free Income Fund

Franklin Maryland Tax-Free Income Fund

Franklin Missouri Tax-Free Income Fund

Franklin North Carolina Tax-Free Income Fund

Franklin Virginia Tax-Free Income Fund

The following summarizes the Funds’ significant accounting policies.

a.   Financial Instrument Valuation

The Funds’ investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Funds calculate the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Funds’ administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Funds’ valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

The Funds have procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

b.   Securities Purchased on a When-Issued Basis

Certain or all Funds purchase securities on a when-issued basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to

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the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

c.   Income Taxes

It is each Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. Each Fund intends to distribute to shareholders substantially all of its income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

Each Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of August 31, 2018, each Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

d.   Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividends from net investment income are normally declared daily; these dividends may be reinvested or paid monthly to shareholders. Distributions from realized capital gains and other distributions, if any, are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

e.   Insurance

The scheduled payments of interest and principal for each insured municipal security in the Trust are insured by either a new issue insurance policy or a secondary insurance policy. Some municipal securities in the Funds are secured by collateral guaranteed by an agency of the U.S. government. Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security or paid by a third party.

Insurance companies typically insure municipal bonds that tend to be of very high quality, with the majority of underlying municipal bonds rated A or better. However, an event involving an insurer could have an adverse effect on the value of the securities insured by that insurance company. There can be no assurance the insurer will be able to fulfill its obligations under the terms of the policy.

f.   Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g.   Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as

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1. Organization and Significant Accounting Policies (continued)

g.  Guarantees and Indemnifications (continued)

this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2.  Shares of Beneficial Interest

At August 31, 2018, there were an unlimited number of shares authorized (without par value). Transactions in the Funds’ shares were as follows:

	Franklin Alabama		Franklin Florida
	Tax-Free Income Fund		Tax-Free Income Fund

	Shares	Amount	Shares	Amount

Class A Shares:
Six Months ended August 31, 2018
Shares sold	435,900	$4,735,227	1,130,004	$11,812,350
Shares issued in reinvestment of distributions	256,458	2,784,390	731,052	7,645,289
Shares redeemed	(1,273,901)	(13,837,395)	(4,838,348)	(50,569,120)

Net increase (decrease)	(581,543)	$(6,317,778)	(2,977,292)	$(31,111,481)

Year ended February 28, 2018
Shares sold	1,666,942	$18,487,615	3,793,760	$40,704,065
Shares issued in reinvestment of distributions	565,698	6,260,259	1,685,243	18,050,680
Shares redeemed	(3,245,676)	(35,948,865)	(12,690,069)	(135,652,434)

Net increase (decrease)	(1,013,036)	$(11,200,991)	(7,211,066)	$(76,897,689)

Class C Shares:
Six Months ended August 31, 2018
Shares sold	72,010	$792,780	191,375	$2,042,689
Shares issued in reinvestment of distributions	44,596	490,730	89,225	953,294
Shares redeemed	(498,396)	(5,483,237)	(983,415)	(10,498,325)

Net increase (decrease)	(381,790)	$(4,199,727)	(702,815)	$(7,502,342)

Year ended February 28, 2018
Shares sold	290,913	$3,268,067	771,415	$8,464,321
Shares issued in reinvestment of distributions	105,680	1,184,857	214,725	2,348,038
Shares redeemed	(1,196,247)	(13,437,817)	(2,310,372)	(25,302,193)

Net increase (decrease)	(799,654)	$(8,984,893)	(1,324,232)	$(14,489,834)

Class R6 Shares:
Six Months ended August 31, 2018
Shares sold	19,412	$210,965	36,482	$382,134
Shares issued in reinvestment of distributions	1,910	20,749	4,264	44,686
Shares redeemed	(78,686)	(854,597)	(59,847)	(627,158)

Net increase (decrease)	(57,364)	$(622,883)	(19,101)	$(200,338)

Year ended February 28, 2018[a]
Shares sold	143,108	$1,584,679	257,249	$2,738,701
Shares issued in reinvestment of distributions	1,380	15,145	2,715	28,685
Shares redeemed	(5,175)	(57,169)	(32,433)	(343,640)

Net increase (decrease)	139,313	$1,542,655	227,531	$2,423,746

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	Franklin Alabama Tax-Free Income Fund		Franklin Florida Tax-Free Income Fund

	Shares	Amount	Shares	Amount

Advisor Class Shares:
Six Months ended August 31, 2018
Shares sold	150,520	$1,634,150	568,567	$5,958,461
Shares issued in reinvestment of distributions	9,314	101,117	25,680	269,162
Shares redeemed	(143,835)	(1,560,179)	(300,367)	(3,145,872)

Net increase (decrease)	15,999	$175,088	293,880	$3,081,751

Year ended February 28, 2018
Shares sold	445,766	$4,952,463	1,642,469	$17,714,453
Shares issued in reinvestment of distributions	18,951	209,662	46,448	497,715
Shares redeemed	(219,339)	(2,431,646)	(739,329)	(7,909,598)

Net increase (decrease)	245,378	$2,730,479	949,588	$10,302,570

[a]For the period August 1, 2017 (effective date) to February 28, 2018.
	Franklin Georgia Tax-Free Income Fund		Franklin Kentucky Tax-Free Income Fund

	Shares	Amount	Shares	Amount

Class A Shares:
Six Months ended August 31, 2018
Shares sold	1,391,395	$16,184,286	366,456	$3,935,466
Shares issued in reinvestment of distributions	442,446	5,147,119	214,818	2,307,296
Shares redeemed	(3,528,878)	(41,045,285)	(1,027,319)	(11,034,947)

Net increase (decrease)	(1,695,037)	$(19,713,880)	(446,045)	$(4,792,185)

Year ended February 28, 2018
Shares sold	3,331,945	$39,629,549	1,262,786	$13,825,223
Shares issued in reinvestment of distributions	975,434	11,582,996	472,387	5,166,120
Shares redeemed	(8,844,321)	(105,098,536)	(2,827,606)	(30,962,755)

Net increase (decrease)	(4,536,942)	$(53,885,991)	(1,092,433)	$(11,971,412)

Class C Shares:
Six Months ended August 31, 2018
Shares sold	161,944	$1,912,247
Shares issued in reinvestment of distributions	103,756	1,224,844
Shares redeemed	(1,482,563)	(17,506,062)

Net increase (decrease)	(1,216,863)	$(14,368,971)

Year ended February 28, 2018
Shares sold	772,220	$9,333,080
Shares issued in reinvestment of distributions	237,902	2,866,306
Shares redeemed	(2,301,939)	(27,741,308)

Net increase (decrease)	(1,291,817)	$(15,541,922)

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2.  Shares of Beneficial Interest (continued)

	Franklin Georgia		Franklin Kentucky
	Tax-Free Income Fund		Tax-Free Income Fund

	Shares	Amount	Shares	Amount

Class R6 Shares:
Six Months ended August 31, 2018
Shares sold	345,096	$4,019,520	22,122	$237,509
Shares issued in reinvestment of distributions	4,095	47,628	3,325	35,715
Shares redeemed	(71,995)	(836,825)	(18,366)	(197,320)

Net increase (decrease)	277,196	$3,230,323	7,081	$75,904

Year ended February 28, 2018[a]
Shares sold	419	$5,000	216,520	$2,372,205
Shares issued in reinvestment of distributions	—	—	2,302	25,008
Shares redeemed	—	—	(25,247)	(276,554)

Net increase (decrease)	419	$5,000	193,575	$2,120,659

Advisor Class Shares:
Six Months ended August 31, 2018
Shares sold	871,782	$10,140,190	93,809	$1,008,134
Shares issued in reinvestment of distributions	40,422	470,319	10,166	109,202
Shares redeemed	(744,663)	(8,667,704)	(167,670)	(1,801,304)

Net increase (decrease)	167,541	$1,942,805	(63,695)	$(683,968)

Year ended February 28, 2018
Shares sold	2,575,769	$30,699,742	501,371	$5,497,353
Shares issued in reinvestment of distributions	76,078	902,785	22,477	245,939
Shares redeemed	(1,404,971)	(16,673,364)	(459,442)	(5,029,659)

Net increase (decrease)	1,246,876	$14,929,163	64,406	$713,633

[a]For the period August 1, 2017 (effective date) to February 28, 2018.
	Franklin Louisiana		Franklin Maryland
	Tax-Free Income Fund		Tax-Free Income Fund

	Shares	Amount	Shares	Amount

Class A Shares:
Six Months ended August 31, 2018
Shares sold	1,012,772	$11,022,825	1,646,436	$17,734,396
Shares issued in reinvestment of distributions	445,980	4,857,361	398,349	4,292,743
Shares redeemed	(3,039,356)	(33,094,440)	(3,128,067)	(33,685,431)

Net increase (decrease)	(1,580,604)	$(17,214,254)	(1,083,282)	$(11,658,292)

Year ended February 28, 2018
Shares sold	3,904,387	$43,422,516	3,102,350	$34,111,775
Shares issued in reinvestment of distributions	964,230	10,703,033	881,348	9,669,457
Shares redeemed	(6,076,250)	(67,428,531)	(6,041,395)	(66,289,218)

Net increase (decrease)	(1,207,633)	$(13,302,982)	(2,057,697)	$(22,507,986)

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	Franklin Louisiana		Franklin Maryland
	Tax-Free Income Fund		Tax-Free Income Fund
	Shares	Amount	Shares	Amount

Class C Shares:
Six Months ended August 31, 2018
Shares sold	122,137	$1,351,547	160,432	$1,765,071
Shares issued in reinvestment of distributions	68,193	754,530	91,739	1,008,448
Shares redeemed	(624,775)	(6,911,148)	(1,225,914)	(13,465,409)

Net increase (decrease)	(434,445)	$(4,805,071)	(973,743)	$(10,691,890)

Year ended February 28, 2018
Shares sold	381,901	$4,308,602	582,215	$6,527,038
Shares issued in reinvestment of distributions	149,173	1,682,064	222,312	2,487,583
Shares redeemed	(916,112)	(10,337,763)	(2,539,707)	(28,467,793)

Net increase (decrease)	(385,038)	$(4,347,097)	(1,735,180)	$(19,453,172)

Class R6 Shares:
Six Months ended August 31, 2018
Shares sold	48,753	$531,080	41,642	$449,735
Shares issued in reinvestment of distributions	5,613	61,136	2,143	23,130
Shares redeemed	(26,643)	(289,929)	(18,714)	(201,797)

Net increase (decrease)	27,723	$302,287	25,071	$271,068

Year ended February 28, 2018[a]
Shares sold	369,029	$4,089,070	133,080	$1,457,209
Shares issued in reinvestment of distributions	3,766	41,415	1,294	14,074
Shares redeemed	(34,871)	(385,376)	(6,653)	(72,766)

Net increase (decrease)	337,924	$3,745,109	127,721	$1,398,517

Advisor Class Shares:
Six Months ended August 31, 2018
Shares sold	547,422	$5,964,961	945,185	$10,194,895

Shares issued in reinvestment of distributions	21,490	234,107	44,950	485,018
Shares redeemed	(179,036)	(1,950,606)	(881,719)	(9,504,839)

Net increase (decrease)	389,876	$4,248,462	108,416	$1,175,074

Year ended February 28, 2018
Shares sold	1,110,849	$12,291,234	1,535,085	$16,870,246
Shares issued in reinvestment of distributions	35,937	399,186	99,887	1,097,058
Shares redeemed	(773,996)	(8,568,835)	(1,709,539)	(18,779,865)

Net increase (decrease)	372,790	$4,121,585	(74,567)	$(812,561)

aFor the period August 1, 2017 (effective date) to February 28, 2018.

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2.  Shares of Beneficial Interest (continued)

	Franklin Missouri		Franklin North Carolina
	Tax-Free Income Fund		Tax-Free Income Fund
	Shares	Amount	Shares	Amount

Class A Shares:
Six Months ended August 31, 2018
Shares sold	2,363,980	$26,937,228	2,161,461	$24,341,086
Shares issued in reinvestment of distributions	981,003	11,191,323	775,026	8,731,593
Shares redeemed	(6,463,088)	(73,644,707)	(6,272,956)	(70,640,557)

Net increase (decrease)	(3,118,105)	$(35,516,156)	(3,336,469)	$(37,567,878)

Year ended February 28, 2018
Shares sold	8,155,878	$94,873,756	7,059,552	$81,347,688
Shares issued in reinvestment of distributions	2,184,153	25,388,332	1,784,760	20,559,119
Shares redeemed	(14,971,529)	(173,806,319)	(14,909,834)	(171,347,953)

Net increase (decrease)	(4,631,498)	$(53,544,231)	(6,065,522)	$(69,441,146)

Class C Shares:
Six Months ended August 31, 2018
Shares sold	251,399	$2,891,868	398,507	$4,558,037
Shares issued in reinvestment of distributions	147,456	1,699,352	150,349	1,721,888
Shares redeemed	(1,568,369)	(18,063,706)	(1,707,631)	(19,545,968)

Net increase (decrease)	(1,169,514)	$(13,472,486)	(1,158,775)	$(13,266,043)

Year ended February 28, 2018
Shares sold	1,385,917	$16,314,800	1,187,754	$13,905,039
Shares issued in reinvestment of distributions	343,043	4,027,883	346,677	4,057,512
Shares redeemed	(3,057,910)	(35,888,813)	(4,244,905)	(49,729,699)

Net increase (decrease)	(1,328,950)	$(15,546,130)	(2,710,474)	$(31,767,148)

Class R6 Shares:
Six Months ended August 31, 2018
Shares sold	283,750	$3,226,977	105,136	$1,183,289
Shares issued in reinvestment of distributions	23,913	273,001	10,843	122,111
Shares redeemed	(240,059)	(2,736,560)	(182,476)	(2,053,481)

Net increase (decrease)	67,604	$763,418	(66,497)	$(748,081)

Year ended February 28, 2018[a]
Shares sold	1,822,274	$21,117,056	927,116	$10,609,504
Shares issued in reinvestment of distributions	14,849	170,414	7,833	88,985
Shares redeemed	(296,965)	(3,425,877)	(125,955)	(1,437,037)

Net increase (decrease)	1,540,158	$17,861,593	808,994	$9,261,452

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	Franklin Missouri		Franklin North Carolina
	Tax-Free Income Fund		Tax-Free Income Fund
	Shares	Amount	Shares	Amount

Advisor Class Shares:
Six Months ended August 31, 2018
Shares sold	952,182	$10,863,103	1,326,129	$14,935,485
Shares issued in reinvestment of distributions	78,575	897,054	105,954	1,193,947
Shares redeemed	(1,110,573)	(12,656,243)	(1,192,005)	(13,421,206)

Net increase (decrease)	(79,816)	$(896,086)	240,078	$2,708,226

Year ended February 28, 2018
Shares sold	2,774,764	$32,380,256	2,610,981	$30,179,959
Shares issued in reinvestment of distributions	196,429	2,285,770	271,648	3,131,310
Shares redeemed	(3,728,313)	(43,288,708)	(5,060,990)	(58,187,354)

Net increase (decrease)	(757,120)	$(8,622,682)	(2,178,361)	$(24,876,085)
[a]For the period August 1, 2017 (effective date) to February 28, 2018.
	Franklin Virginia
	Tax-Free Income Fund
	Shares	Amount

Class A Shares:
Six Months ended August 31, 2018
Shares sold	1,423,185	$15,509,500
Shares issued in reinvestment of distributions	578,968	6,310,614
Shares redeemed	(4,162,572)	(45,356,229)

Net increase (decrease)	(2,160,419)	$(23,536,115)

Year ended February 28, 2018
Shares sold	3,915,954	$43,657,746
Shares issued in reinvestment of distributions	1,274,870	14,217,434
Shares redeemed	(8,566,461)	(95,416,168)

Net increase (decrease)	(3,375,637)	$(37,540,988)

Class C Shares:
Six Months ended August 31, 2018
Shares sold	159,288	$1,765,632
Shares issued in reinvestment of distributions	92,991	1,030,618
Shares redeemed	(918,524)	(10,177,614)

Net increase (decrease)	(666,245)	$(7,381,364)

Year ended February 28, 2018
Shares sold	524,425	$5,946,438
Shares issued in reinvestment of distributions	214,165	2,428,090
Shares redeemed	(1,959,030)	(22,225,318)

Net increase (decrease)	(1,220,440)	$(13,850,790)

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2.  Shares of Beneficial Interest (continued)

	Franklin Virginia Tax-Free Income Fund
	Shares	Amount
Class R6 Shares:
Six Months ended August 31, 2018
Shares sold	102,535	$1,117,085
Shares issued in reinvestment of distributions	8,150	88,863
Shares redeemed	(66,281)	(723,278)
Net increase (decrease)	44,404	$482,670

Year ended February 28, 2018[a]
Shares sold	550,417	$6,120,617
Shares issued in reinvestment of distributions	4,889	53,758
Shares redeemed	(94,542)	(1,045,488)
Net increase (decrease)	460,764	$5,128,887

Advisor Class Shares:
Six Months ended August 31, 2018
Shares sold	1,042,849	$11,370,231
Shares issued in reinvestment of distributions	115,361	1,258,571
Shares redeemed	(1,595,547)	(17,394,748)
Net increase (decrease)	(437,337)	$(4,765,946)

Year ended February 28, 2018
Shares sold	2,656,299	$29,728,563
Shares issued in reinvestment of distributions	254,655	2,841,254
Shares redeemed	(2,819,393)	(31,426,780)
Net increase (decrease)	91,561	$1,143,037

aFor the period August 1, 2017 (effective date) to February 28, 2018.

3.  Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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N O T E S   T O   F I N A N C I A L   S T A T E M E N T S   ( U N A U D I T E D )

a.  Management Fees

The Funds pay an investment management fee to Advisers based on the month-end net assets of each of the Funds as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	Over $15 billion, up to and including $17.5 billion
0.380%	Over $17.5 billion, up to and including $20 billion
0.360%	In excess of $20 billion

For the period ended August 31, 2018, each Fund’s annualized gross effective investment management fee rate based on average daily net assets was as follows:

Franklin Alabama Tax-Free Income Fund	Franklin Florida Tax-Free Income Fund	Franklin Georgia Tax-Free Income Fund	Franklin Kentucky Tax-Free Income Fund	Franklin Louisiana Tax-Free Income Fund

0.541%	0.485%	0.494%	0.573%	0.508%

Franklin Maryland Tax-Free Income Fund	Franklin Missouri Tax-Free Income Fund	Franklin North Carolina Tax-Free Income Fund	Franklin Virginia Tax-Free Income Fund

0.501%	0.469%	0.472%	0.485%

b.  Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on each of the Funds’ average daily net assets, and is not an additional expense of the Funds.

c.  Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds’ Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Funds’ Class C compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each Fund.

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3.  Transactions with Affiliates (continued)

c.  Distribution Fees (continued)

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

	Franklin Alabama Tax-Free Income Fund	Franklin Florida Tax-Free Income Fund	Franklin Georgia Tax-Free Income Fund

Reimbursement Plans:
Class A	0.10%	0.10%	0.10%
Compensation Plans:
Class C	0.65%	0.65%	0.65%

	Franklin Kentucky Tax-Free Income Fund	Franklin Louisiana Tax-Free Income Fund	Franklin Maryland Tax-Free Income Fund

Reimbursement Plans:
Class A	0.10%	0.10%	0.10%
Compensation Plans:
Class C	—	0.65%	0.65%

	Franklin Missouri Tax-Free Income Fund	Franklin North Carolina Tax-Free Income Fund	Franklin Virginia Tax-Free Income Fund

Reimbursement Plans:
Class A	0.10%	0.10%	0.10%
Compensation Plans:
Class C	0.65%	0.65%	0.65%

d.  Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Funds. These charges are deducted from the proceeds of sales of fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds’ shares for the period:

	Franklin Alabama Tax-Free Income Fund	Franklin Florida Tax-Free Income Fund	Franklin Georgia Tax-Free Income Fund

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$10,703	$16,455	$28,412
CDSC retained	$ 659	$14,130	$ 5,417

	Franklin Kentucky Tax-Free Income Fund	Franklin Louisiana Tax-Free Income Fund	Franklin Maryland Tax-Free Income Fund

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$7,622	$32,417	$18,647
CDSC retained	$ —	$ 5,843	$ 1,343

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N O T E S   T O   F I N A N C I A L   S T A T E M E N T S   ( U N A U D I T E D )

	Franklin Missouri Tax-Free Income Fund	Franklin North Carolina Tax-Free Income Fund	Franklin Virginia Tax-Free Income Fund

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$58,553	$41,193	$25,445
CDSC retained	$10,045	$ 2,810	$ 2,121

e.  Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. The fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended August 31, 2018, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

	Franklin Alabama Tax-Free Income Fund	Franklin Florida Tax-Free Income Fund	Franklin Georgia Tax-Free Income Fund

Transfer agent fees	$37,528	$98,098	$77,709

	Franklin Kentucky Tax-Free Income Fund	Franklin Louisiana Tax-Free Income Fund	Franklin Maryland Tax-Free Income Fund

Transfer agent fees	$23,621	$54,904	$74,978

	Franklin Missouri Tax-Free Income Fund	Franklin North Carolina Tax-Free Income Fund	Franklin Virginia Tax-Free Income Fund

Transfer agent fees	$153,794	$127,838	$98,869

f.  Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.03% based on the average net assets of the class until June 30, 2019.

g.  Interfund Transactions

Certain or all Funds engaged in purchases and sales of investments with funds or other accounts that have common investment managers (or affiliated investment managers), directors, trustees or officers. These purchases and sales for the period ended August 31, 2018, were as follows:

	Franklin Florida Tax-Free Income Fund	Franklin Georgia Tax-Free Income Fund	Franklin Kentucky Tax-Free Income Fund	Franklin Louisiana Tax-Free Income Fund

Purchases	$19,000,000	$1,650,000	$2,400,000	$2,500,000
Sales	$ 6,200,000	$ 800,000	$ —	$5,300,000

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3.  Transactions with Affiliates (continued)

g.   Interfund Transactions (continued)

	Franklin Missouri Tax-Free Income Fund	Franklin North Carolina Tax-Free Income Fund	Franklin Virginia Tax-Free Income Fund
Purchases	$6,800,000	$26,590,000	$1,450,000
Sales	$ —	$ 2,600,000	$ —

4.  Expense Offset Arrangement

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. During the period ended August 31, 2018, the custodian fees were reduced as noted in the Statements of Operations.

5.  Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At February 28, 2018, the capital loss carryforwards were as follows:

	Franklin	Franklin	Franklin
	Alabama	Florida	Georgia
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund

Capital loss carryforwards not subject to expiration:
Short term	$ 2,541,375	$10,670,068	$ 3,276,905
Long term	14,849,721	50,274,426	19,439,397

Total capital loss carryforwards	$17,391,096	$60,944,494	$22,716,302

	Franklin	Franklin	Franklin
	Kentucky	Louisiana	Maryland
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund

Capital loss carryforwards not subject to expiration:
Short term	$ 2,281,513	$10,620,771	$11,476,244
Long term	7,971,719	17,262,866	30,669,235

Total capital loss carryforwards	$10,253,232	$27,883,637	$42,145,479

	Franklin	Franklin	Franklin
	Missouri	North Carolina	Virginia
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund

Capital loss carryforwards subject to expiration:
2019	$ 835	$ —	$ —
Capital loss carryforwards not subject to expiration:
Short term	8,969,524	23,574,394	16,243,110
Long term	61,274,165	62,351,920	38,336,098

Total capital loss carryforwards	$70,244,524	$85,926,314	$54,579,208

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N O T E S   T O   F I N A N C I A L   S T A T E M E N T S   ( U N A U D I T E D )

At August 31, 2018, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

	Franklin	Franklin	Franklin
	Alabama	Florida	Georgia
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund

Cost of investments	$243,384,109	$572,369,183	$465,479,424

Unrealized appreciation	$8,023,847	$28,629,576	$16,829,555
Unrealized depreciation	(594,536)	(10,067,961)	(8,203,827)

Net unrealized appreciation (depreciation)	$7,429,311	$18,561,615	$8,625,728

	Franklin	Franklin	Franklin
	Kentucky	Louisiana	Maryland
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund

Cost of investments	$145,969,235	$369,108,704	$418,269,065

Unrealized appreciation	$3,868,819	$12,636,937	$14,238,635

Unrealized depreciation	(567,706)	(3,805,125)	(4,508,348)

Net unrealized appreciation (depreciation)	$3,301,113	$8,831,812	$9,730,287

	Franklin	Franklin	Franklin
	Missouri	North Carolina	Virginia
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund

Cost of investments	$966,273,805	$846,156,237	$582,474,997

Unrealized appreciation	$27,953,314	$23,200,099	$19,181,795
Unrealized depreciation	(15,938,997)	(15,830,867)	(5,433,060)

Net unrealized appreciation (depreciation)	$12,014,317	$7,369,232	$13,748,735

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of defaulted securities, wash sales and bond workout expenditures.

6.  Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended August 31, 2018, were as follows:

	Franklin	Franklin	Franklin
	Alabama	Florida	Georgia
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund
Purchases	$12,160,210	$3,780,121	$36,061,875
Sales	$18,774,554	$37,148,457	$63,158,318

	Franklin	Franklin	Franklin
	Kentucky	Louisiana	Maryland
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund
Purchases	$13,041,832	$12,005,187	$17,042,539
Sales	$25,346,713	$34,685,424	$35,986,970

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6.  Investment Transactions (continued)

	Franklin Missouri Tax-Free Income Fund	Franklin North Carolina Tax-Free Income Fund	Franklin Virginia Tax-Free Income Fund

Purchases	$35,665,276	$39,825,800	$27,202,312
Sales	$86,340,279	$86,550,252	$58,195,558

7. Defaulted Securities

Certain or all Funds held defaulted securities and/or other securities for which the income has been deemed uncollectible. The Funds discontinue accruing income on securities for which income has been deemed uncollectible and provide an estimate for losses on interest receivable. The securities have been identified in the accompanying Statements of Investments. At August 31, 2018, the aggregate value of these securities was as follows:

	Value	Percentage of Net Assets

Franklin Florida Tax-Free Income Fund	$12,975,000	2.2%
Franklin Georgia Tax-Free Income Fund	3,243,795	0.7%
Franklin Louisiana Tax-Free Income Fund	4,184,438	1.1%
Franklin Maryland Tax-Free Income Fund	6,487,500	1.5%
Franklin Missouri Tax-Free Income Fund	22,913,850	2.3%
Franklin North Carolina Tax-Free Income Fund	20,004,206	2.3%
Franklin Virginia Tax-Free Income Fund	8,823,000	1.5%

8. Concentration of Risk

Certain or all Funds invest a large percentage of their total assets in obligations of issuers within their respective state, U.S. territories, and the District of Columbia. Such concentration may subject the Funds to risks associated with industrial or regional matters, and economic, political or legal developments occurring within those states, U.S. territories, and the District of Columbia. Investing in Puerto Rico securities may expose the Funds to heightened risks due to recent adverse economic and market changes, credit downgrades and ongoing restructuring discussions. In addition, investments in these securities are sensitive to interest rate changes and credit risk of the issuer and may subject the Funds to increased market volatility. The market for these investments may be limited, which may make them difficult to buy or sell.

9. Credit Facility

The Funds, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 8, 2019. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statements of Operations. During the period ended August 31, 2018, the Funds did not use the Global Credit Facility.

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N O T E S   T O   F I N A N C I A L   S T A T E M E N T S   ( U N A U D I T E D )

10.  Fair Value Measurements

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

At August 31, 2018, all of the Funds’ investments in financial instruments carried at fair value were valued using Level 2 inputs.

11.  New Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities acquired at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities acquired at a discount, which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurements. The amendments in the ASU modify the disclosure requirements on fair value measurements in Topic 820. The ASU is effective for interim and annual reporting periods beginning after December 15, 2019. Management is currently evaluating the impact, if any, of applying this provision.

12.  Subsequent Events

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure, except for the following:

On February 27, 2018, the Board approved an automatic conversion feature for Class C that will convert shareholders’ Class C shares into Class A shares after they have been held for 10 years. The conversion feature will become effective on or about October 5, 2018. Further details are disclosed in the Funds’ Prospectus.

On May 18, 2018, the Board approved various changes to the class structure of the Funds. Effective on or about September 10, 2018, Class A will be renamed “Class A1” and Class A1 will be closed to new investors. Certain front-end sales charges and dealer commissions on Class A and Class A1 shares will change. Further details are disclosed in the Funds’ Prospectus.

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N O T E S   T O   F I N A N C I A L   S T A T E M E N T S   ( U N A U D I T E D )

Abbreviations

Selected Portfolio

AGMC	Assured Guaranty Municipal Corp.	IDAR	Industrial Development Authority Revenue
AMBAC	American Municipal Bond Assurance Corp.	IDB	Industrial Development Bond/Board
BAM	Build America Mutual Assurance Co.	IDBR	Industrial Development Board Revenue
BHAC	Berkshire Hathaway Assurance Corp.	LOC	Letter of Credit
CDA	Community Development Authority/Agency	MBS	Mortgage-Backed Security
CDR	Community Development Revenue	MFHR	Multi-Family Housing Revenue
COP	Certificate of Participation	NATL	National Public Financial Guarantee Corp.
EDA	Economic Development Authority	PBA	Public Building Authority
EDC	Economic Development Corp.	PCFA	Pollution Control Financing Authority
ETM	Escrow to Maturity	PCR	Pollution Control Revenue
FGIC	Financial Guaranty Insurance Co.	PFAR	Public Financing Authority Revenue
FICO	Financing Corp.	RDA	Redevelopment Agency/Authority
GARB	General Airport Revenue Bonds	RDAR	Redevelopment Agency Revenue
GNMA	Government National Mortgage Association	SFM	Single Family Mortgage
GO	General Obligation	SFMR	Single Family Mortgage Revenue
HDA	Housing Development Authority/Agency	SPA	Standby Purchase Agreement
HFA	Housing Finance Authority/Agency	SRF	State Revolving Fund
HFAR	Housing Finance Authority Revenue	XLCA	XL Capital Assurance
IDA	Industrial Development Authority/Agency

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Shareholder Information

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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Semiannual Report and Shareholder Letter
Franklin Tax-Free Trust
Investment Manager
Franklin Advisers, Inc.
Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN® / 342-5236 franklintempleton.com
Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2018 Franklin Templeton Investments. All rights reserved.	TF2 S 10/18

Item 2.  Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.  Audit Committee Financial Expert.

(a) (1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson, and he is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.	N/A

Item 5. Audit Committee of Listed Registrants.	N/A

Item 6. Schedule of Investments.	N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.	N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies.	N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.	N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11.  Controls and Procedures.

(a)  Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b)  Changes in Internal Controls. There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Disclosure of Securities Lending Activities for Closed-end Management Investment Company.	N/A

Item 13.  Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer – Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer – Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN TAX-FREE TRUST

By	/s/ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer — Finance and Administration

Date October 25, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer — Finance and Administration

Date October 25, 2018

By	/s/ GASTON GARDEY
Gaston Gardey
Chief Financial Officer and Chief Accounting Officer

Date October 25, 2018